SEMI-ANNUAL REPORT

September 30, 2001

CLASSES A, B, C, M, AND T

INCOME FUNDS
Pilgrim GNMA Income
Pilgrim National Tax-Exempt Bond
Pilgrim Intermediate Bond
Pilgrim Strategic Income
Pilgrim High Yield
Pilgrim High Yield II
Pilgrim High Yield Bond
Pilgrim Money Market
ING Pilgrim Money Market
Lexington Money Market Trust

                                TABLE OF CONTENTS
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            Letter to Shareholders .......................     1
            Portfolio Managers' Reports ..................     2
            Index Descriptions ...........................    22
            Statements of Assets and Liabilities .........    24
            Statements of Operations .....................    28
            Statements of Changes in Net Assets ..........    33
            Financial Highlights .........................    38
            Notes to Financial Statements ................    48
            Portfolios of Investments ....................    64
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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dear Shareholders:

     We are pleased to present the September 30, 2001 Semi-Annual Report for the Pilgrim Funds.

     In February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

     Our fund family now has many funds of varying which provide core investment choices for the serious investor. There are ten Income Funds included in this Semi-Annual Report.

     At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful types investment experience.SM

                                        Sincerely,

                                        ING Pilgrim Group, LLC
                                        November 15, 2001

PILGRIM GNMA INCOME FUND                              Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Denis P. Jamison CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim GNMA Income Fund (the "Fund") seeks to generate a high level of current income with an investment portfolio that stresses liquidity and safety of principal. The Fund only purchases securities whose interest and principal payments are guaranteed by the United States Government or its agencies. These securities include mortgage-backed securities issued by the Government National Mortgage Agency (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac) and U.S. Treasury bonds, notes, and bills. Normally, at least 80% of the Fund's assets are invested in GNMA mortgages. The principal risks to which shareholders are exposed relate to changes in general market interest rates. When interest rates rise, mortgage and bond prices decline and this tends to reduce the net asset value of the Fund. If interest rates suddenly decline, mortgage prepayments will increase; this tends to limit the upside price performance of mortgages and the Fund. Management seeks to mitigate these risks through correct mortgage selection and adjusting the asset mix between mortgages and U.S. Treasury bonds.

Market Overview: While slumbering during most of the June quarter, the bond market staged a strong rally during the summer. This was in response to clear signs of an economic slowdown. Unemployment claims began to escalate during the quarter and the stock market rolled over once again. Surveys of consumer confidence indicated that spending would soon be cut back. The already weakening business trends were reinforced by the reaction to the terrorist attacks on September 11th. The Lehman Brothers Aggregate Bond Index gained 5.20% during the six months ended September 30, 2001. Short-and intermediate-term securities did just as well as long-term bonds because the Federal Reserve reacted quickly to the weakening trends and lowered the overnight borrowing rates to 2.5% compared with 6.5% at the start of the year. Nonetheless, it is likely that the economy will shrink over the next six months. This will lead to rising unemployment and keep inflationary pressures in check. Accordingly, monetary policy will remain very accommodative in the months ahead; short-term interest rates could fall to 2% by the start of next year.

Performance: The Fund continues to enjoy strong returns among its peer group. For the six-month period ended September 30, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of 5.36% compared to the Lehman Brothers Mortgage-Backed Securities Index which returned 5.27%. This lifted the total return for the last twelve months to 13.16%. The Pilgrim GNMA Income Fund continues to rank in the top 10% of all GNMA Funds for the past one, three, five, and ten-year periods as reported by Lipper*. Dividends of record for the six-month period ended September 30, 2001 totaled 24.3 cents per share.

Portfolio Specifics: The Fund's portfolio remained relatively long throughout the rally even as mortgage prepayment risk reduced the effective maturities and performance potential of many of our competitors. We did this by reducing the portfolio's cash position from 9% of assets to about 2%; also, our holdings of U.S. Treasury inflation-protected securities-TIPS-were sold. Cash from these actions plus that from net shareholder purchases were used to buy call-protected GNMA multi-family mortgages, low coupon single-family mortgages, and long-term U.S. Treasury bonds. By minimizing mortgage prepayment risk and staying fully invested, the Fund was able to outperform its competitors during this bull market. We are confident that our aggressive posture will serve our shareholders well during the current quarter. Longer-term, risks are building for bond market investors and a significant change in the structure of the portfolio may soon be warranted.

Market Outlook: Since September 11th, both the Federal Reserve and the federal government have focused in on the need to shore up the economy. Short-term interest rates were lowered 100 basis points in three weeks. Congress and the President agreed to sizeable relief-related spending and are debating a meaningful income tax cut. Once it becomes clear that these efforts are putting the economy back on track, bond yields should begin to trend higher on a sustained basis. Current yields throughout the high-grade fixed income market provide very little cushion should interest rates rise and bonds prices fall. The bond market is likely to enter a very difficult period sometime during the coming year. We have prepared strategies designed to minimize losses and preserve capital and will implement them once it becomes clear that a bearish trend is developing.

* The Fund ranked third out of 59 GNMA Funds for the one-year period, third out of 48 funds for the three-year period, second out of 39 funds for the five-year period, and second out of 22 funds for the ten-year period, as of 9/30/01. Lipper rankings are based on average annual total returns not including sales charges for the periods indicated. Rankings are for Class A shares only; other share classes may vary.

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Portfolio Managers' Report                              PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

                                         Average Annual Total Returns for the Periods Ended September 30, 2001
                                 -------------------------------------------------------------------------------------
                                                                  Since Inception   Since Inception   Since Inception
                                                                     of Class B        of Class C     of Class M and T
                                   1 Year     5 Year    10 Year       10/6/00           10/13/00          2/26/01
                                   ------     ------    -------       -------           --------          -------
Including Sales Charge:
 Class A (1)                       7.82%       7.12%     7.01%           --                 --               --
 Class B (2)                         --          --        --          7.64%                --               --
 Class C (3)                         --          --        --            --              11.08%              --
 Class M (4)                         --          --        --            --                 --             3.31%
 Class T (5)                         --          --        --            --                 --             2.65%
Excluding Sales Charge:
 Class A                          13.16%       8.17%     7.53%           --                 --               --
 Class B                             --          --        --         12.64%                --               --
 Class C                             --          --        --            --              12.08%              --
 Class M                             --          --        --            --                 --             6.72%
 Class T                             --          --        --            --                 --             6.65%
Lehman Brothers Mortgage-Backed
 Securities Index                 12.34%       8.09%     7.56%        12.34%(6)          12.34%(6)         5.88%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%

(5) Reflects deduction of the Class T deferred sales charge of 4% for the since inception return.

(6)  Since inception performance for index is shown from 10/1/00.

(7)  Since inception performance for index is shown from 3/1/01.

Principal Risk Factor(s): Exposure to financial and interest rate risks and prepayment risk of mortgage related securities. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The value of an investment in the Fund is not guaranteed and will fluctuate.

                See accompanying index descriptions on page 22.

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PILGRIM NATIONAL
TAX-EXEMPT BOND FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Robert Schonbrunn, Managing Director and Portfolio Manager; Alan Segars, CFA, Managing Director and Portfolio Manager, Furman Selz Capital Management LLC.

Goal: The Pilgrim National Tax-Exempt Bond Fund (the "Fund") seeks to provide investors with a high level of current income that is exempt from Federal income taxes, consistent with preservation of capital. Using a disciplined investment philosophy, the Fund invests in a diversified portfolio of tax-exempt bonds. In selecting specific issues the following criteria are used under normal market conditions:

Minimum rating of BBB by S&P or Baa by Moody's, or of comparable quality if not rated.

Not more than 25% of the Fund's total assets will be invested in municipal securities: (1) whose issuers are located in the same state; and (2) whose interest payments are derived from revenues of similar projects.

At least 80% of the Fund's total assets will be invested in municipal securities.

At least 80% of the Fund's total assets will be invested in securities whose interest is not a preference item for purposes of the Federal alternative minimum tax.

Market Overview: Municipal bonds ended the six months through September 30, 2001 in a strong position. Interest rates had been declining before the terrorist attack on September 11th, which added to the strength of bonds as investors looked for safety and stability to offset their equity holdings. The flight to quality, which is generally associated with U.S. Treasury bonds, also includes high-grade municipal bonds. Since the attack, demand for municipal bonds has increased substantially, which has pushed interest rates down. The seeds of a recession were already sown prior to the attack, and the actual incident removed any doubts that a recession would follow.

The Federal Reserve ("the Fed") has been reducing the key Federal Funds Rate throughout the year, and since the attack has cut twice more, bringing the Fed Funds rate to a historically low 2.5%. At the same time, the Fed has been pumping money into the system to avoid liquidity problems in these most unsettled times. With the Fed operating at the short end of the interest rate curve using formal rate reductions and open market policy, short-term interest rates declined far more than the longer-term sectors of the market. >From March 31, 2001 until September 28, 2001 AA-rated general obligations due in one year declined by 116 basis points while similar 30-year bonds declined by 12 basis points. (a basis point equals 1/100th of one percent.)

Performance: For the six-month period ended September 30, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of 2.27% compared to a return of 3.48% for the Lehman Brothers Municipal Bond Index and 5.20% for the Lehman Brothers Aggregate Bond Index.

Portfolio Specifics: The Fund is positioned with higher yielding bonds, which sell at premiums to their maturity and call prices. The yield curve has steepened significantly during the past six months as short-term rates have dropped substantially while longer-term rates have declined modestly. The call features of some of the Fund's longer maturity issues are limiting appreciation as lower short-term rates are increasing the probability of early calls. This high yielding portfolio should perform well in a less volatile period. The Fund has an average quality rating of Aa by Moody's and AA by Standard and Poor's. We believe that the issues currently held were not directly impacted by the terrorist attack.

Market Outlook: We believe that interest rates can continue to decline as the recession unfolds. The September 11th attack has directly affected the municipal bond market by increasing the severity and possibly the length of the recession. Tax revenues decline and municipal expenses increase during recessions, putting pressure on the financial backing of virtually all municipal issues. New York and certain agencies that are directly involved with the World Trade Center must be carefully analyzed for potential deficiencies. Airport, seaport and recreational issues may be significantly impacted by changes over time in our collective behavior. It is too early to draw any solid conclusions about these specific issues, but they must be closely monitored. In this unsettled time, investment quality is extremely important in an effort to avoid credit problems. With interest rates low, the prospect of substantial refinancing of municipal debt is likely. We believe that this is a favorable environment for municipal bonds and that our investment style will participate in it.

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                                                               PILGRIM NATIONAL
Portfolio Managers' Report                                  TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

                                               Average Annual Total Returns
                                        for the Periods Ended September 30, 2001
                                        ----------------------------------------
                                                            Since Inception
                                               1 Year           11/8/99
                                               ------           -------
Including Sales Charge:
  Class A (1)                                   4.08%            4.80%
  Class B (2)                                   3.53%            4.66%
  Class C (3)                                   7.43%            6.70%
Excluding Sales Charge:
  Class A                                       9.26%            7.53%
  Class B                                       8.53%            6.67%
  Class C                                       8.43%            6.70%
Lehman Brothers Municipal Bond
  Index                                        10.40%            9.26%(4)
Lehman Brothers Aggregate Bond
  Index                                        12.95%           10.17%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim National Tax-Exempt Bond Fund against the Lehman Brothers Municipal Bond Index and the Lehman Brothers Aggregate Bond Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 11/01/99.

Principal Risk Factor(s): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. Investments in municipal obligations pose special risks. To the extent that the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects. Income received from the Fund may be subject to state and local taxes, as well as the federal alternative minimum tax.

                See accompanying index descriptions on page 22.

PILGRIM INTERMEDIATE BOND FUND                        Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: James Kauffmann, Vice-President and Senior Portfolio Manager, ING Investment Management, LLC.

Goal: The Pilgrim Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 65% of its total assets in investment grade debt securities.

Market Overview: The six months ended September 30, 2001 is best discussed in terms of pre-and post-September 11th. The residual stress from last year's bursting technology bubble, central bank tightening around the world and higher energy prices provoked a sharp deceleration of global economic growth. Declining corporate profitability; the California energy crisis; the possibility of an Argentinean default; and, the consumer facing the largest reduction in household net worth in recent history, combined to force the Fed to cut interest rates by 50 basis points at each of its April and May FOMC meeting. However, a sluggish economy persisted and the Fed reduced rates by 25 basis points at its June and its August meetings bringing the Fed Funds rate to 3.5%. Despite investor apprehension and a general global economic uneasiness, the U.S. credit markets, although pricing in the increasing risk of recession, performed well through August 31st. For the five months ended August 31, 2001, the investment grade credit sector delivered 171 basis points of excess return relative to like duration treasuries. Then, on September 11th, the unimaginable happened as terrorists crashed commercial airliners into the World Trade Centers and the Pentagon forcing the markets to close for an extended period of time. On September 14th, when the markets reopened, the Fed made a pre-emptive interest rate cut of 50 basis points to insure liquidity and to bolster the security of the banking system. Their move caused the treasury curve to steepen to levels last seen in October 1992 when the Fed Funds rate stood at 3%, which served to shore up the banks and to bring the economy out of recession. However, within an hour of opening, investors experienced a year's worth of market movement as all of the fundamental weaknesses in the economy were priced into the market and spreads widened to January 2001 levels. "Flight to quality" was the underlying theme and predictably, treasuries were the most desired asset class with corporates suffering their worst month ever with 222 basis points of negative excess return. Within the corporate sector, the worst performing sector relative to treasuries, was industrials (-269 basis points) followed by bank/finance (-128 basis points) and utilities (-104 basis points).

Performance: For the six-month period ended September 30, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of 7.22% compared to 5.20% for the Lehman Brothers Aggregate Bond Index for the same period.

Portfolio Specifics: During the six-month period ended September 30, 2001, the Fund was able to capitalize on the changing economic conditions that prevailed by reallocating between broad market sectors, making proper sector and security selection, and taking advantage of pricing dislocations between the new and secondary corporate issues. Being overweight in corporates relative to treasuries and mortgage-backed securities going into the second quarter, the Fund was able to take advantage of the spread tightening that extended through the second quarter. However, with mounting evidence of a widespread economic downturn and the strong possibility of a recession that would be deeper and longer than many were anticipating, we began reducing the overweight to corporates and increased the Fund's mortgage allocation to a neutral weight relative to the index. Within the corporate allocation, the Fund was being repositioned more defensively--reducing the industrial overweight, rotating out of cyclical sectors such as airlines, leisure, and department stores into more defensive sectors such as consumer products and supermarkets, and increasing the Fund's exposure to utilities. While the Fund was not totally out of cyclical securities on September 11th, it was sufficiently repositioned such that the Fund continued to outperform the Lehman Aggregate Bond Index for the third quarter. Also contributing to performance was the Fund's slightly long duration relative to the index as interest rates declined significantly throughout the time period represented.

Market Outlook: Without question, today's financial world is riskier, and the markets are re-pricing the uncertainty that exist in this post-terrorist attack environment. Looking forward, with spreads close to January 2001 levels, there is some value in holding corporates, and it is important to remember opportunities exist in the credit markets, as individuals will continue to drive cars, buy groceries and need electricity. The Fund will continue to favor utilities, energy, supermarkets and consumer products, and underweight airlines, department stores, gaming and leisure sectors. In addition the Fund's mortgage position will remain neutral to the benchmark, defensive from a liquidity standpoint, and predominately invested in agency pass-through issues. With respect to yield curve positioning and the belief that the Fed will continue to ease rates, the investment strategy is to maintain its slightly long duration position relative to the index. Additionally, due to the steepness of the curve and the risk of under-performance in the front-end and uncertainty surrounding government surpluses and the ability to buy back treasury debt at the long end, the strategy is to maintain the Fund's position in the intermediate part of the treasury curve.

Portfolio Manager's Report                        PILGRIM INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                              Average Annual Total Returns
                                        for the Periods Ended September 30, 2001
                                        ----------------------------------------
                                                             Since Inception
                                                 1 Year         12/15/98
                                                 ------         --------
Including Sales Charge:
  Class A (1)                                    13.13%          6.63%
  Class B (2)                                    12.81%          6.73%
  Class C (3)                                    16.77%          7.67%
Excluding Sales Charge:
  Class A                                        18.73%          8.50%
  Class B                                        17.81%          7.67%
  Class C                                        17.77%          7.67%
Lehman Brothers Aggregate Bond
  Index                                          12.95%          6.76%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

Principal Risk Factor(s): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest a portion of its assets in high yield debt securities. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. The Fund may also invest a portion of its assets in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic.

                See accompanying index descriptions on page 22.

PILGRIM STRATEGIC INCOME FUND                         Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Robert K. Kinsey, Vice President and Edwin Schriver, Senior Vice President, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Strategic Income Fund (the "Fund") seeks maximum total return by investing at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments and their agencies that are rated in one of the top four categories by a nationally recognized statistical rating agency.

Market Overview: The investment grade bond market continues to post positive returns for 2001; the widely watched Lehman Brothers Aggregate Bond Index returned 8.39% year to date. The horrifying events in New York and Washington, DC on September 11th was initially met with a dramatic flight to quality and significant underperformance of riskier sectors. Major central banks moved quickly to flood the system with liquidity through repo and direct easings. The bonds of airlines and insurers were particularly hard hit, but all credit sectors sustained damage. Nevertheless, the Lehman Brothers Aggregate Bond Index eked out a positive 1.16% for September while the corporate subsector dropped 0.34%.

The high yield bond market sustained its worst monthly performance ever during September, with most indexes falling about 6.5%. This wiped out gains from July and August leaving the market down about 4.5% for the quarter and year-to-date performance near 0%.

In late September, Moody's reversed a downward trend in default projections, raising their 2001 estimate to 10% and predicting a peak of 11% in the first half of 2002. Actual defaults may very well be higher than that over the short term, but current bond prices reflect expectations of much higher default experience over an extended period of time.

Performance: For the six-month period ended September 30, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of 0.15% compared to the Lehman Brothers Aggregate Bond Index which returned 5.20% for the same period.

Portfolio Specifics: The investment grade component of the fund continues to produce superior positive returns. Beginning in August we upgraded the credit quality of the portfolio in anticipation of a seasonal risk aversion move in bonds that frequently occurs in the fourth quarter. This move proved fortunate in the face of the credit markets reaction to the unforeseen terrorist's attacks on the United States. As soon as the bond market was functioning -- albeit at shortened days -- we began to aggressively buy corporate bonds at wider levels. We added Bristol Squibb Myers, Disney, Wells Fargo, Qwest, Delhaize, and Exelon. Moreover, we extended the duration of our Worldcom and Province of Quebec holdings in order to increase our spread duration. We remain neutral on mortgages, asset-backed securities, and agencies, and underweight the long end of the curve. The non-dollar portion of the fund remains hedged and short in duration.

Exposure to high yield as a percentage of the portfolio was reduced earlier in the summer as part of the previously mentioned credit quality upgrade. This is now allowing us to increase exposure to the sector at very attractive spread levels. High yield spread levels are very near record territory and we see attractive opportunities across the credit spectrum.

Market Outlook: In the bond market past exogenous events such as the debt crisis in the Pacific Rim, the Russian default, and the subsequent collapse of Long Term Capital, are often marked by dire predictions and the re-pricing of risk system wide. However, the worst of the forecasts rarely prove out in the year ahead, and in hindsight the darkest days reveal themselves as buying opportunities.

Most market observers agree that the US is either in recession now or will enter one shortly. But we believe that many spread sectors are now priced for just such an environment. While we remain highly selective as to particular issuers, we are net buyers of risk. That is, we continue to add spread product and spread duration; and in the fourth quarter we plan to go down in credit quality perhaps by adding to our high yield allocation. The direction of rates is harder to forecast: unprecedented Fed easings and increased federal spending we believe will surely lead to an increase in the issuance of Treasuries. Long rates may stay high relative to short rates for the near term. Our non-dollar position is hedged, and the high yield allocation is 18%.

With respect to the high yield portion of the fund, we remain optimistic on the longer-term prospects. Therefore, we are maintaining a modestly aggressive credit risk exposure with the average credit quality approximating single B. Additionally, we will likely increase high yield as a percentage of the portfolio over the coming months. Moody's now projects defaults to peak at approximately 11% in early 2002. Current bond prices reflect an expectation of default rates of over 11% for an extended period of time, providing cause for optimism that significant bond

Portfolio Managers' Report                         PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

appreciation is probable at some point for long-term investors. Default rates last peaked at 13% in 1991, a year in which high yield returns exceeded 35%.

                                              Average Annual Total Returns
                                        for the Periods Ended September 30, 2001
                                        ----------------------------------------
                                                             Since Inception
                                                 1 Year          7/27/98
                                                 ------          -------
Including Sales Charge:
  Class A (1)                                    -1.29%           1.12%
  Class B (2)                                    -1.45%           1.55%
  Class C (3)                                     2.52%           2.36%
Excluding Sales Charge:
  Class A                                         3.66%           2.67%
  Class B                                         3.40%           2.34%
  Class C                                         3.50%           2.36%
Lehman Brothers Aggregate Bond
  Index                                          12.95%           7.36%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 08/01/98.

Principal Risk Factor(s): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                See accompanying index descriptions on page 22.

PILGRIM HIGH YIELD FUND                               Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Russ Stiver, CFA, Edwin Schriver, Andy Mitchell, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim High Yield Fund (the "Fund") seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in BBB and lower-rated debt securities.

Market Overview: Prior to September 11th, the high yield market had been driven for several months by growing expectations of improved economic conditions by late this year. Excess inventories had been pared back in many industries and aggressive Federal Reserve actions to ease monetary policy were expected to translate into increased spending and investment. Improving returns in most industries were tempered by declining fundamentals and bond prices within the wireline telecommunications sector.

The events of September 11th had a dramatic impact on the domestic economy and, in turn, the high yield market. Virtually every industry experienced at least a short-term disruption, leading to widespread earnings warnings and economist predictions of a recession. With no precedent for predicting how long and how deep the recession will be, earnings visibility for both the fourth quarter and 2002 became quite limited.

Investor response to the terrorist situation was a flight to quality, precipitating a sharp drop in both the equity and high yield markets. Within high yield, portfolio managers generally sold both second-tier and third-tier securities to raise cash. As a result, the lowest yielding but least risky securities significantly outperformed the rest of the market. On an industry basis, issuers most directly impacted by the events, such as airlines, aerospace, hotels and gaming, experienced the largest declines. Issuers in cyclical industries, as well as the telecom sector, also underperformed based on their susceptibility to general economic weakness.

Performance: For the six-month period ended September 30, 2001, the Fund's Class A shares, excluding sales charges, returned -8.13% compared to a return of -6.42% for the Lehman Brothers High Yield Bond Index and -4.57% for the Credit Suisse First Boston High Yield Bond Index.

Portfolio Specifics: While the Fund underperformed for the six-month period, it did perform well during periods of neutral or positive market conditions. The primary factors in high yield fund performance are sector weightings, portfolio quality and issuer selection.

With respect to sector weightings, Fund performance was negatively impacted by an overweight position in wireline telecommunications. While we have reduced the degree of wireline telecom overweighting significantly over the past year, this sector underperformed the rest of the high yield market by a wide margin over the past two quarters, magnifying the impact of even a reduced overweight position and translating into approximately 1.9% underperformance for the Fund.

Regarding credit quality, the Fund seeks to provide a high current yield. To earn that yield, the Fund has maintained an underweight position in the highest quality BB rated segment of the market. Because this segment of the market outperformed by over 8% over the past two quarters, fund performance was impacted by approximately 0.5%.

We believe that issuer selection had a modest positive impact on the Fund during the period, partially offsetting the impacts discussed above.

Market Outlook: Monetary and fiscal policymakers around the world reacted to the terrorist attacks with aggressive monetary policy easing and special assistance for the airline industry. Stimulative fiscal policies are also likely to be adopted, including tax breaks, additional programs to assist particular industries (hotels, restaurants) and funding for the rebuilding of lower Manhattan. It is too early to tell how long the recession will last. Economists who had been projecting stronger growth late this year have now pushed back any recovery until sometime in 2002. Eventually, people will return to their normal lives, albeit with a few added inconveniences in the name of security. Many companies with the resources to survive a long recession, companies that previously offered little yield in their bonds, now offer very attractive returns. As such, it is our opinion that now is a great time to be investing in high yield bonds.

The Fund's cash position was raised to around 7% in August, with the intention of reinvesting in attractive second-tier issuers. In light of the current market uncertainty, we intend to maintain cash levels of 5% or more until greater stability returns. The fund is now well-diversified, both from a sector and issuer standpoint. Reinvestment will be done selectively, focused on second tier companies with substantial liquidity positions and the flexibility to cut expenditures during an economic slowdown.

Portfolio Managers' Report                               PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

                                        Average Annual Total Returns for the Periods Ended September 30, 2001
                                     ---------------------------------------------------------------------------
                                                                             Since Inception     Since Inception
                                                                            of Class B and M       of Class C
                                     1 Year         5 Year      10 Year          7/17/95             5/27/99
                                     ------         ------      -------          -------             -------
Including Sales Charge:
  Class A (1)                        -20.66%        -3.76%        4.46%              --                  --
  Class B (2)                        -21.22%        -3.84%          --            -0.48%                 --
  Class C (3)                        -18.12%            --          --               --              -12.44%
  Class M (4)                        -19.87%        -4.01%          --            -0.75%                 --
Excluding Sales Charge:
  Class A                            -16.70%        -2.81%        4.97%              --                  --
  Class B                            -17.58%        -3.60%          --            -0.48%                 --
  Class C                            -17.39%            --          --               --              -12.44%
  Class M                            -17.25%        -3.38%          --            -0.22%                 --
Credit Suisse First Boston
  High Yield Bond Index               -4.92%         3.00%        7.76%            4.38%(5)           -2.00%(6)
Lehman Brothers
  High Yield Bond Index               -5.69%         2.67%        7.54%            4.15%(5)           -2.76%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim High Yield Fund against the Credit Suisse First Boston High Yield Bond Index and the Lehman Brothers High Yield Bond Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5)  Since inception performance for index is shown from 8/1/95.

(6)  Since inception performance for index is shown from 6/1/99.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                See accompanying index descriptions on page 22.

PILGRIM HIGH YIELD FUND II                            Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Edwin Schriver, Russ Stiver, CFA, Andy Mitchell, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim High Yield Fund II (the "Fund") seeks to provide total returns in the form of both dividends and capital appreciation by investing in high yield debt securities.

Market Overview: Prior to September 11th, the high yield market had been driven for several months by growing expectations of improved economic conditions by late this year. Excess inventories had been pared back in many industries and aggressive Federal Reserve actions to ease monetary policy were expected to translate into increased spending and investment. Improving investment returns in most industries were tempered by declining bond prices within the telecommunications sector.

The events of September 11th had a dramatic impact on the domestic economy, and in turn, the high yield market. Virtually every industry experienced at least a short-term disruption, leading to widespread earnings warnings and economist predictions of a recession. With no precedent for predicting how long and how deep the recession will be, earnings visibility for both the fourth quarter and 2002 became quite limited.

Investor response to the terrorist situation was a flight to quality, precipitating a sharp drop in both the equity and high yield markets. Within high yield, portfolio managers generally sold both second-tier and third-tier securities to raise cash. As a result, the lowest yielding but least risky securities significantly outperformed the rest of the market. On an industry basis, issuers most directly impacted by the events, such as airlines, aerospace, hotels and gaming, experienced the largest declines. Issuers in cyclical industries, as well as the telecom sector, also underperformed based on their susceptibility to general economic weakness.

Performance: For the six-month period ended September 30, 2001, the Fund's Class A shares, excluding sales charges, returned -9.77% compared to a return of -6.42% for the Lehman Brothers High Yield Bond Index and -6.81% for the Merrill Lynch High Yield Master II Index.

Portfolio Specifics: While the Fund underperformed over the six-month period, it did perform well during periods of neutral or positive market conditions. The primary factors in high yield fund performance are sector weightings, portfolio quality and issuer selection.

With respect to sector weightings, fund performance was negatively impacted by an overweight position in wireline telecommunications. While we have reduced the degree of wireline telecom overweighting significantly over the past year, this sector underperformed the rest of the high yield market by a wide margin over the past two quarters, magnifying the impact of even a reduced overweight position. This overweighting, negatively impacted performance by approximately 2.6%.

Regarding credit quality, the Fund seeks to provide a high current yield. To earn that yield, the Fund has maintained an underweight position in the highest quality BB rated segment of the market. Because this segment of the market outperformed by over 8% over the past two quarters, fund performance was negatively impacted by approximately 2.1%.

We believe that issuer selection had a modest positive impact on the Fund during the period, partially offsetting the impacts discussed above.

Market Outlook: Monetary and fiscal policymakers around the world reacted to the terrorist attacks with aggressive monetary policy easing and special assistance for the airline industry. Stimulative fiscal policies are also likely to be adopted, including tax breaks, additional programs to assist particular industries (hotels, restaurants) and funding for the rebuilding of lower Manhattan. It is too early to tell how long the recession will last. Economists who had been projecting stronger growth late this year have now pushed back any recovery until sometime in 2002. Eventually, people will return to their normal lives, albeit with a few added inconveniences in the name of security. Many companies with the resources to survive a long recession, companies that previously offered little yield in their bonds, now offer attractive yields. As such, it is our opinion that now is a great time to be investing in high yield bonds.

Portfolio Managers' Report                            PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

                                            Average Annual Total Returns
                                      for the Periods Ended September 30, 2001
                                  ----------------------------------------------
                                             Since Inception     Since Inception
                                           of Class A, B and C     of Class T
                                  1 Year         3/27/98             3/31/00
                                  ------         -------             -------
Including Sales Charge:
  Class A (1)                     -21.27%         -5.79%                  --
  Class B (2)                     -21.50%         -5.62%                  --
  Class C (3)                     -18.58%         -5.05%                  --
  Class T (4)                     -20.54%            --               -16.12%
Excluding Sales Charge:
  Class A                         -17.38%         -4.49%                  --
  Class B                         -17.87%         -5.05%                  --
  Class C                         -17.86%         -5.05%                  --
  Class T                         -17.64%            --               -14.68%
Lehman Brothers
  High Yield Bond Index            -5.69%      -1.59%(5)               -2.73%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim High Yield Fund II against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1-year return.

(4) Reflects deduction of the Class T deferred sales charge of 4% and 3%, respectively, for the 1 year and since inception returns.

(5)  Since inception performance for index is shown from 04/01/98.

(6)  Since inception performance for index is shown from 04/01/00.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 22.

Portfolio Managers' Report                          PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

Portfolio Management Team: Greg Jacobs, CFA and Kurt Kringelis, CFA, ING Investment Management, LLC.

Goal: The Pilgrim High Yield Bond Fund (the "Fund") seeks to provide investors with high levels of current income and total return by investing at least 65% of its total assets in high yield bonds.

Market Overview: Although the Fed eased interest rates a total of 150 basis points during the five-month period ending August 31, 2001, economic uncertainty continued to dampen any positive momentum an accommodative monetary environment would normally create for high yield bonds. Although cautious, investors seemed to be waiting for signs the economy would recover during the second half of 2001 and, in August, data seemed to indicate the economy was stabilizing. However, any expectations were quickly reversed with the September 11th terrorist attacks on the World Trade Centers and the Pentagon. In the months leading up to September 11th, the high yield market had begun to show signs of weakness. Distressed securities, which returned 26.9% through the first three months of the year, significantly underperformed all other rating categories. Also contributing to the market's weakness was the persistent underperfomance of the telecommunications sector as a whole, which includes cable, media, wireline, wireless and internet. By June, with the highest quality issuers trading off by as much as 30%, the telecommunications sector appeared to have bottomed. However, the enterprise values of many lower-tier companies in this sector were substantially below their debt levels leaving little or no residual value for unsecured creditors. For the second quarter, the telecommunications sector had a total return of -18.26% and -34.52% for 12 months ended June 30, 2001. As would be expected, after the terrorist attacks, liquidity in the high yield market contracted significantly, but rationally. The sectors an investor would anticipate being hit hard (i.e., airlines, leisure, consumer cyclicals) suffered and those sectors one would expect to hold up (i.e., energy, utilities, cable) performed well. Immediately following September 11th, the Fed cut interest rates an additional 50 basis points. The importance of their move to the high yield market is that liquidity is injected into the financial markets and the risk of a near term sell-off decrease. However, the liquidity of many lower-tiered credits will be tested in the coming months due to the increased economic and political risks, and the likelihood banks will tighten lending standards and be less willing to negotiate lending agreements with distressed borrowers. While the twelve-month default rate at 10% continues to be much higher than the long-term average of 3.5%, it is unlikely investors will begin to see the full impact on default rates until the first half of 2002.

Performance: For the six-month period ended September 30, 2001, the Fund's Class A share, excluding sales charges, provided a total return of -6.52% compared to the Lehman Brothers High Yield Bond Index which returned -6.42% for the same period.

Portfolio Specifics: Performance can be attributed to its more defensive posture relative to the index. Prior to the attacks in New York and Washington, D.C., the Fund had been positioned for an anticipated economic slowdown in that not only had its exposure to higher quality BB issues been increased, its sector allocation was also more defensively positioned. The Fund benefited from an overweight, relative to the index, to foods, supermarkets and cable, and an underweight position to telecommunications and airlines, which were the two worst performing sectors in the second quarter, returning -15.9% and -25.0% respectively.

Market Outlook: The outlook for the economy remains negative, and the expectation is the Fed will continue easing rates through at least year-end. Although the high yield market is offering yields that are at historically high levels, the best value is in the higher quality part of the universe. Additionally, while sectors such as airlines, lodging and automotive are trading at record wide spreads, they are currently not perceived as attractive buying opportunities. There is too much economic and political risk to consider materially extending the risk profile of the Fund. Therefore, the Fund will remain conservatively positioned with a focus on the BB and high B part of the universe.

Portfolio Managers' Report                          PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                              Average Annual Total Returns
                                        for the Periods Ended September 30, 2001
                                        ----------------------------------------
                                                            Since Inception
                                                1 Year          12/15/98
                                                ------          --------
Including Sales Charge:
  Class A (1)                                   -7.59%            0.48%
  Class B (2)                                   -8.14%            0.56%
  Class C (3)                                   -4.74%            1.43%
Excluding Sales Charge:
  Class A                                       -3.00%            2.24%
  Class B                                       -3.75%            1.44%
  Class C                                       -3.86%            1.43%
Lehman Brothers High Yield Bond
  Index                                         -5.69%           -1.41%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim High Yield Bond Fund against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

Principal Risk Factor(s): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                See accompanying index descriptions on page 22.

PILGRIM MONEY MARKET FUND                             Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Denis P. Jamison, CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Money Market Fund (the "Fund") seeks to provide a high level of current income while preserving capital and liquidity. The portfolio may achieve this objective by investing in short-term U.S. Government Securities and U.S. dollar denominated high quality money market instruments. Money market securities are considered high quality if rated A-1 or better by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc. These securities are determined to present minimal credit risk.

Market Overview: The Federal Open Market Committee (FOMC) continued to guide short-term interest rates lower during the period. Initially, the Fed used an aggressive easing campaign by cutting short-term interest rates in 50 basis point increments. However, as the economy appeared to be bottoming, the Fed lifted its foot off of the monetary accelerator and began a more cautious approach. In late June and August, the Federal Reserve lowered short-term rates in 25 basis points increments. The horrific events of September 11th altered the Federal Reserve's policy. The committee was forced to shore up the U.S. financial system and become the provider of liquidity in an unsettled market. The Fed immediately responded and lowered the federal funds target rate 50 basis points to 3.0% in the wake of the terrorist attacks. By the end of the quarter, the Fed had slashed the overnight federal funds target rate a total of 350 basis points since January. This is one of the most aggressive easing cycles taken on by a rate-setting committee in years.

The tragedy merely strengthened the weakening economic trends that were already in place and the economic picture is still bleak. Some data during the quarter seemed uplifting: domestic motor vehicle sales and the National Association Purchasing Managers (NAPM) Manufacturing Index fell only slightly and the Non-manufacturing NAPM Index actually registered an increase. Moreover, the housing sector continues to demonstrate unbelievable resilience. However, the deterioration in the labor market since the terrorist atrocities will far outweigh the good news. Payroll cuts have become broad based, spanning across most industry groups, and layoffs are the highest in years. Initial and continuing jobless benefit claims have soared. The high volume of claims underscores the trend in employment that was already in place before the attacks and has since worsened. Consumer spending will stall as a result of the deteriorating employment picture. As expected, the Fed lowered the federal funds rate target another 50 basis points to 2.50% at its scheduled October meeting. Moreover, the door was left wide open for further cuts.

Portfolio Specifics: The average maturity of the Fund was less than 14 days at the end of the period. The Fund continues to have erratic cash flows. In excess of $15 million may come in or go out of the Fund on any given day. Therefore, we have laddered the maturities of the portfolio. This strategy allows us to have an ample amount of maturities to meet daily cash flow requirements. During the period, we were also hesitant to extend the maturity of the portfolio because of the heightened credit risk associated with weaker business conditions.

Market Outlook: The Federal Reserve will continue to move quickly to shore up confidence, while Congress deliberates over a $75 billion stimulus package of tax cuts. The Fed's most recent rate cut leaves no doubt the committee is concerned about an increasingly uncertain economic outlook. At the same time, the uncertainties are not all negative. If conditions in the coming weeks improve, the Federal Reserve may refrain from lowering short-term rates further. We believe the committee will respond and lower short-term rates to 2.0%. Loose monetary policy coupled with another timely tax cut will help to lessen the inevitable contraction in the economy and could help pave the way for economic growth early next year.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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                                       17

ING PILGRIM MONEY MARKET FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC.

Goal: The ING Pilgrim Money Market Fund (the "Fund") seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

Market Overview: The second quarter began with the expectation that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would need to continue lowering its Fed Funds target if the US economy was to avoid falling into a recession in the second half 2002. The first rate cut had occurred in a surprise inter-meeting move on January 3, 2002 and was quickly followed by an additional 50 basis points decrease at its regularly scheduled meeting later that month. Still, the economy remained sluggish, and sighting declining business profitability, weak expansion of the economy and slow growth abroad, the Fed eased its Fed Funds rate 50 basis points in March, April and May as well as an additional 25 basis points at its June 27th meeting. In total, for the first half of 2002, the Fed had aggressively reduced its Fed Funds target by 275 basis points. However, with continued weak corporate earnings, increased layoffs and a less robust consumer throughout the summer, the Fed, at its August 27th meeting, eased rates an additional 25 basis points to 3.5%. With this, investors were predicting an end to the Fed's easing cycle as early as fourth quarter or early 2002. Unfortunately, no one could predict the dramatic events that were about to unfold mid-September. September began with participants hoping for signs of an earnings bottom and investors were looking for clear indications of which direction the economy would take--weaken further or begin a fourth quarter recovery. Everything changed rapidly on September 11th when terrorists crashed commercial airplanes into the World Trade Centers and the Pentagon. The Fed responded immediately by injecting billions of dollars into the banking system in the seven days immediately following the attack. On September 17th, the day the markets opened, the FOMC decreased its Fed Funds target by 50 basis points to 3% with expectations they would again cut rates at their regularly scheduled October 2nd meeting. The Fed's combined response brought overnight rates on repurchase agreements to as low as 0.50%. As would be expected, yields on short paper dropped dramatically throughout the third quarter with one-year LIBOR decreasing from 4.18% to 2.64% and one month LIBOR decreasing from 3.86% to 2.63%. Similarly, rates on money funds declined as well.

Portfolio Specifics: Throughout the period, the Fund's average maturity remained longer than competitors. Purchases of 9-month and 1-year paper were made in advance of each decline in the Fed Funds rate, which contributed to the Fund's performance and has kept its yield and returns high.

Market Outlook: The economic outlook continues negative with expectations for a recovery extended possibly to the second half of 2002. With Americans preparing for a prolonged period of U.S.-led military action against terrorism, most market participants expect the FOMC to continue lowering its Fed Funds target rate in the fourth quarter by as much as 50 basis points to 2.0%. Bearing in mind that rates remaining at this low level could over-stimulate the economy and, therefore, the Fed will need to raise rate to remove the stimulus, the Fund will focus new purchases in paper maturing in less than six months.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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                                       19

LEXINGTON MONEY MARKET TRUST                          Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Denis P. Jamison, CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Lexington Money Market Trust (the "Trust") seeks to provide high current income while preserving capital and liquidity. This objective is achieved by investing in short-term U.S. Government Securities and U.S. dollar denominated high quality money market instruments. The Trust primarily invests in the commercial paper of "First Tier" credits. First Tier obligations are those that are rated within the top two credit rating categories of all Nationally Recognized Statistical Rating Organizations (NRSRO). These securities are determined to present minimal credit risk.

Market Overview: The Federal Open Market Committee (FOMC) continued to guide short-term interest rates lower during the period. Initially, the Fed used an aggressive easing campaign by cutting short-term interest rates in 50 basis point increments. However, as the economy appeared to be bottoming, the Fed lifted its foot off of the monetary accelerator and began a more cautious approach. In late June and August, the Federal Reserve lowered short-term rates in 25 basis points increments. The horrific events of September 11th altered the Federal Reserve's policy. The committee was forced to shore up the U.S. financial system and become the provider of liquidity in an unsettled market. The Fed immediately responded and lowered the federal funds target rate 50 basis points to 3.0% in the wake of the terrorist attacks. By the end of the quarter, the Fed had slashed the overnight federal funds target rate a total of 350 basis points since January. This is one of the most aggressive easing cycles taken on by a rate-setting committee in years.

The tragedy merely strengthened the weakening economic trends that were already in place and the economic picture is still bleak. Some data during the quarter seemed uplifting: domestic motor vehicle sales and the National Association of Purchasing Managers (NAPM) Manufacturing Index fell only slightly and the Non-manufacturing NAPM Index actually registered an increase. Moreover, the housing sector continues to demonstrate unbelievable resilience. However, the deterioration in the labor market since the terrorist atrocities will far outweigh the good news. Payroll cuts have become broad based, spanning across most industry groups, and layoffs are the highest in years. Initial and continuing jobless benefit claims have soared. The high volume of claims underscores the trend in employment that was already in place before the attacks and has since worsened. Consumer spending will stall as a result of the deteriorating employment picture. As expected, the Fed lowered the federal funds rate target another 50 basis points to 2.50% at its scheduled October meeting. Moreover, the door was left wide open for further cuts.

Portfolio Specifics: The average maturity of the Trust was less than 20 days at the end of the period. During the period, we were hesitant to extend the maturity of the portfolio because of the heightened credit risk associated with weaker business conditions. Many companies may find themselves financially stressed during an economic slowdown. We anticipate the Fed will continue to guide short-term rates lower. Therefore, we will purchase longer dated securities when they offer value and only in companies that are financially sound. Otherwise, we will invest in shorter dated commercial paper to help lift the yield as much as possible in this low rate environment.

Market Outlook: The Federal Reserve will continue to move quickly to shore up confidence, while Congress deliberates over a $75 billion stimulus package of tax cuts. The Fed's most recent rate cut leaves no doubt the committee is concerned about an increasingly uncertain economic outlook. At the same time, the uncertainties are not all negative. If conditions in the coming weeks improve, the Federal Reserve may refrain from lowering short-term rates further. We believe the committee will respond and lower short-term rates to 2.0%. Loose monetary policy coupled with another timely tax cut will help to lessen the inevitable contraction in the economy and could help pave the way for economic growth early next year.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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                                       21

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage-backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%.

The Lehman Brothers Aggregate Bond Index is widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

The Lehman Brothers Municipal Bond Index is comprised of 8,000 bonds. These bonds are all investment grade fixed-rate, long term maturities (greater than two years) and are selected from issues larger than $50 million.

The Lehman Brothers High Yield Bond Index is comprised of non-investment grade bonds with maturities between seven and ten years.

The Merrill Lynch High Yield Master II Index is comprised of over 1,300 high yield bonds, intended to be representative of the high yield market as a whole.

The Credit Suisse First Boston High Yield Bond Index is an index of high yield bonds rated BB or below.

The National Association of Purchasing Managers Index (NAPM) is an indicator of economic activity based on a survey of over 250 companies within 21 industries covering all 50 states.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

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                                       23

   STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                   Pilgrim            Pilgrim            Pilgrim         Pilgrim         Pilgrim
                                                  GNMA Income    National Tax-Exempt   Intermediate     Strategic      High Yield
                                                     Fund             Bond Fund         Bond Fund      Income Fund        Fund
                                                 -------------      ------------       -----------     ------------   -------------
ASSETS:
Investments in securities at value*              $ 610,688,259      $ 22,312,745       $53,635,748     $ 51,545,768   $ 152,300,145
Short-term investments at amortized cost            13,939,944         1,516,000         5,856,000        1,943,000      11,052,000
Cash                                                   122,737               546               428           19,215          10,531
Receivables:
  Investment securities sold                                --                --        30,594,620               --       2,184,618
  Fund shares sold                                   9,815,073            66,278         2,247,612        2,287,988         181,689
  Dividends and interest                             3,667,382           302,891           600,135          945,402       5,445,846
Unrealized appreciation on forward foreign
 currency contracts                                         --                --                --           10,873              --
Prepaid expenses                                       218,284            11,702             2,469           28,554          29,086
Reimbursement due from manager                              --             6,153                --           49,435          74,097
                                                 -------------      ------------       -----------     ------------   -------------
  Total assets                                     638,451,679        24,216,315        92,937,012       56,830,235     171,278,012
                                                 -------------      ------------       -----------     ------------   -------------
LIABILITIES:
Payable for investment securities purchased         17,909,020                --        33,652,048           33,238              --
Unrealized depreciation on forward foreign
 currency contracts                                         --                --                --           18,943              --
Payable for fund shares redeemed                    10,122,563           272,944         2,948,515        3,097,944       2,731,104
Payable to affiliates                                  484,773            14,658            44,607           48,489         267,602
Other accrued expenses and liabilities                 204,921            38,781            49,962          184,079         220,758
                                                 -------------      ------------       -----------     ------------   -------------
  Total liabilities                                 28,721,277           326,383        36,695,132        3,382,693       3,219,464
                                                 -------------      ------------       -----------     ------------   -------------
NET ASSETS                                       $ 609,730,402      $ 23,889,932       $56,241,880     $ 53,447,542   $ 168,058,548
                                                 =============      ============       ===========     ============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                  $ 591,254,269      $ 22,638,955       $53,113,660     $ 63,317,048   $ 364,959,094
Undistributed (distributions in excess of)
 net investment income                               3,067,694               260               464          904,259      (3,216,887)
Accumulated net realized gain (loss) on
 investments and foreign currencies                (16,109,113)          (19,366)        2,175,796       (9,647,558)   (172,480,447)
Net unrealized appreciation (depreciation) of
 investments and foreign currencies                 31,517,552         1,270,083           951,960       (1,126,207)    (21,203,212)
                                                 -------------      ------------       -----------     ------------   -------------
NET ASSETS                                       $ 609,730,402      $ 23,889,932       $56,241,880     $ 53,447,542   $ 168,058,548
                                                 =============      ============       ===========     ============   =============
* Cost of securities                             $ 579,170,707      $ 21,042,662       $52,683,788     $ 52,666,193   $ 173,503,113

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                                       Pilgrim
                                                       Pilgrim         National          Pilgrim        Pilgrim          Pilgrim
                                                     GNMA Income      Tax-Exempt     Intermediate     Strategic       High Yield
                                                         Fund          Bond Fund       Bond Fund     Income Fund          Fund
                                                    -------------    ------------    ------------    ------------    --------------
Class A:
  Net Assets                                        $ 501,887,330    $ 22,654,179    $ 41,618,159    $ 37,328,938    $   44,713,902
  Shares authorized                                   780,000,000       unlimited       unlimited       unlimited        80,000,000
  Par Value                                         $       0.010    $      0.001    $      0.001    $      0.000    $        0.000
  Shares outstanding                                   56,708,871       2,150,587       3,916,947       3,269,548        13,324,203
  Net asset value and redemption price per share    $        8.85    $      10.53    $      10.63    $      11.42    $         3.36
  Maximum offering price per share (4.75%)(1)       $        9.29    $      11.06    $      11.16    $      11.99    $         3.53
Class B:
  Net Assets                                        $  66,102,337    $    927,236    $  7,657,381    $ 10,568,597    $  113,735,620
  Shares authorized                                   100,000,000       unlimited       unlimited       unlimited        80,000,000
  Par Value                                         $       0.010    $      0.001    $      0.001    $      0.000    $        0.000
  Shares outstanding                                    7,489,459          88,138         721,365         947,372        34,022,381
  Net asset value and redemption price per
   share(2)                                         $        8.83    $      10.52    $      10.62    $      11.16    $         3.34
  Maximum offering price per share                  $        8.83    $      10.52    $      10.62    $      11.16    $         3.34
Class C:
  Net Assets                                        $  25,751,604    $    308,517    $  6,966,340    $  5,248,286    $    4,302,605
  Shares authorized                                    50,000,000       unlimited       unlimited       unlimited        20,000,000
  Par Value                                         $       0.010    $      0.001    $      0.001    $      0.000    $        0.000
  Shares outstanding                                    2,916,647          29,289         656,163         449,526         1,289,023
  Net asset value and redemption price per
   share(2)                                         $        8.83    $      10.53    $      10.62    $      11.68    $         3.34
  Maximum offering price per share                  $        8.83    $      10.53    $      10.62    $      11.68    $         3.34
Class M:
  Net Assets                                        $     348,043             n/a             n/a             n/a    $    5,303,663
  Shares authorized                                    10,000,000             n/a             n/a             n/a         5,000,000
  Par Value                                         $       0.010             n/a             n/a             n/a    $        0.000
  Shares outstanding                                       39,286             n/a             n/a             n/a         1,582,304
  Net asset value and redemption price per share    $        8.86             n/a             n/a             n/a    $         3.35
  Maximum offering price per share (3.25%)(3)       $        9.16             n/a             n/a             n/a    $         3.46
Class Q:
  Net Assets                                        $     804,347             n/a             n/a    $    301,721    $        2,758
  Shares authorized                                    50,000,000             n/a             n/a       unlimited        20,000,000
  Par Value                                         $       0.010             n/a             n/a    $      0.000    $        0.000
  Shares outstanding                                       90,823             n/a             n/a          27,917               822
  Net asset value and redemption price per share    $        8.86             n/a             n/a    $      10.81    $         3.35
  Maximum offering price per share                  $        8.86             n/a             n/a    $      10.81    $         3.35
Class T:
  Net Assets                                        $  14,836,741             n/a             n/a             n/a               n/a
  Shares authorized                                    10,000,000             n/a             n/a             n/a               n/a
  Par Value                                         $       0.010             n/a             n/a             n/a               n/a
  Shares outstanding                                    1,676,536             n/a             n/a             n/a               n/a
  Net asset value and redemption price per
   share(2)                                         $        8.85             n/a             n/a             n/a               n/a
  Maximum offering price per share                  $        8.85             n/a             n/a             n/a               n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------



                                                    Pilgrim          Pilgrim            Pilgrim        ING Pilgrim       Lexington
                                                   High Yield       High Yield        Money Market     Money Market     Money Market
                                                     Fund II         Bond Fund            Fund             Fund             Trust
                                                  -------------     ------------     -------------     -------------     -----------
ASSETS:
Investments in securities at value*               $ 208,657,981     $ 35,693,191     $          --     $          --     $        --
Short-term investments at amortized cost             20,641,000        1,716,000       105,865,481       584,003,182      57,896,808
Cash                                                        180              550            20,680               836          95,240
Receivables:
  Fund shares sold                                       43,497          857,266         1,936,257         1,260,328          43,198
  Dividends and interest                              8,162,806          978,845                --         4,383,966              --
  Other                                                      --              151             2,186               919              --
Prepaid expenses                                         90,577            1,677            25,764           130,968          12,967
Reimbursement due from manager                          194,956           76,488                --           760,466          11,899
                                                  -------------     ------------     -------------     -------------     -----------
  Total assets                                      237,790,997       39,324,168       107,850,368       590,540,665      58,060,112
                                                  -------------     ------------     -------------     -------------     -----------
LIABILITIES:
Payable for investment securities purchased                  --          490,431                --         7,056,163              --
Payable for fund shares redeemed                      1,240,845           55,410         2,657,573         2,629,431          57,450
Payable to affiliates                                   303,849           40,956            89,311           296,034          23,710
Other accrued expenses and liabilities                1,592,410           76,504            54,432           343,466         217,509
                                                  -------------     ------------     -------------     -------------     -----------
  Total liabilities                                   3,137,104          663,301         2,801,316        10,325,094         298,669
                                                  -------------     ------------     -------------     -------------     -----------
NET ASSETS                                        $ 234,653,893     $ 38,660,867     $ 105,049,052     $ 580,215,571     $57,761,443
                                                  =============     ============     =============     =============     ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                   $ 840,016,020     $ 45,988,051     $ 104,974,571     $ 580,215,855     $57,761,172
Undistributed (distributions in excess of)
 net investment income                               (4,220,293)           1,090            74,494           (27,700)             --
Accumulated net realized gain (loss) on
 investments                                       (408,307,050)      (4,198,497)              (13)           27,416             271
Net unrealized depreciation of investments         (192,834,784)      (3,129,777)               --                --              --
                                                  -------------     ------------     -------------     -------------     -----------
NET ASSETS                                        $ 234,653,893     $ 38,660,867     $ 105,049,052     $ 580,215,571     $57,761,443
                                                  =============     ============     =============     =============     ===========
* Cost of securities                              $ 401,418,112     $ 38,822,968                --                --              --

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Pilgrim         Pilgrim          Pilgrim        ING Pilgrim        Lexington
                                                      High Yield      High Yield      Money Market     Money Market     Money Market
                                                       Fund II        Bond Fund           Fund             Fund             Trust
                                                    -------------    ------------     ------------     -------------    ------------
Class A:
  Net Assets                                        $  46,593,258    $ 31,747,155     $ 49,722,577     $ 565,100,011    $ 57,761,443
  Shares authorized                                     unlimited       unlimited        unlimited         unlimited       unlimited
  Par Value                                         $       0.000    $      0.001     $      0.000     $       0.001    $      0.010
  Shares outstanding                                    6,366,267       3,808,288       49,729,031       565,120,054      57,761,172
  Net asset value and redemption price per share    $        7.32    $       8.34     $       1.00     $        1.00    $       1.00
  Maximum offering price per share (4.75%)(1)       $        7.68    $       8.75     $       1.00     $        1.00    $       1.00
Class B:
  Net Assets                                        $ 147,753,883    $  5,691,570     $ 38,079,290     $   2,288,531             n/a
  Shares authorized                                     unlimited       unlimited        unlimited         unlimited             n/a
  Par Value                                         $       0.000    $      0.001     $      0.000     $       0.001             n/a
  Shares outstanding                                   20,119,484         682,902       38,083,700         2,288,880             n/a
  Net asset value and redemption price per
   share(2)                                         $        7.34    $       8.33     $       1.00     $        1.00             n/a
  Maximum offering price per share                  $        7.34    $       8.33     $       1.00     $        1.00             n/a
Class C:
  Net Assets                                        $  25,138,397    $  1,222,142     $ 17,247,185     $   1,772,795             n/a
  Shares authorized                                     unlimited       unlimited        unlimited         unlimited             n/a
  Par Value                                         $       0.000    $      0.001     $      0.000     $       0.001             n/a
  Shares outstanding                                    3,424,791         146,635       17,250,936         1,772,621             n/a
  Net asset value and redemption price per
   share(2)                                         $        7.34    $       8.33     $       1.00     $        1.00             n/a
  Maximum offering price per share                  $        7.34    $       8.33     $       1.00     $        1.00             n/a
Class I:
  Net Assets                                                  n/a             n/a              n/a     $  11,054,234             n/a
  Shares authorized                                           n/a             n/a              n/a         unlimited             n/a
  Par Value                                                   n/a             n/a              n/a     $       0.001             n/a
  Shares outstanding                                          n/a             n/a              n/a        11,054,483             n/a
  Net asset value and redemption price per share              n/a             n/a              n/a     $        1.00             n/a
  Maximum offering price per share                            n/a             n/a              n/a     $        1.00             n/a
Class Q:
  Net Assets                                        $   2,424,997             n/a              n/a               n/a             n/a
  Shares authorized                                     unlimited             n/a              n/a               n/a             n/a
  Par Value                                         $       0.000             n/a              n/a               n/a             n/a
  Shares outstanding                                      330,493             n/a              n/a               n/a             n/a
  Net asset value and redemption price per share    $        7.34             n/a              n/a               n/a             n/a
  Maximum offering price per share                  $        7.34             n/a              n/a               n/a             n/a
Class T:
  Net Assets                                        $  12,743,358             n/a              n/a               n/a             n/a
  Shares authorized                                     unlimited             n/a              n/a               n/a             n/a
  Par Value                                         $       0.000             n/a              n/a               n/a             n/a
  Shares outstanding                                    1,737,459             n/a              n/a               n/a             n/a
  Net asset value and redemption price per
   share(2)                                         $        7.33             n/a              n/a               n/a             n/a
  Maximum offering price per share                  $        7.33             n/a              n/a               n/a             n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

                     STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                  Pilgrim GNMA Income Fund              Pilgrim National Tax-Exempt Bond Fund
                                       --------------------------------------------   --------------------------------------------
                                           Six            Three                            Six             Five
                                       Months Ended    Months Ended     Year Ended    Months Ended    Months Ended    Period Ended
                                       September 30,     March 31,     December 31,   September 30,     March 31,    October 31,
                                           2001            2001            2000           2001            2001         2000(1)
                                       ------------     -----------    ------------     --------       ----------    -----------
INVESTMENT INCOME:
Interest                               $ 18,893,379     $ 7,393,546    $ 27,343,268     $593,905       $  537,870    $ 1,194,627
                                       ------------     -----------    ------------     --------       ----------    -----------
  Total investment income                18,893,379       7,393,546      27,343,268      593,905          537,870      1,194,627
                                       ------------     -----------    ------------     --------       ----------    -----------
EXPENSES:
Investment management fees                1,433,348         565,984       1,949,162       58,589           48,847        101,496
Distribution and service fees:
  Class A                                   589,607         248,850         377,532       39,087           32,912        104,444
  Class B                                   264,848          44,553             819        3,680            1,960             --
  Class C                                    88,157          11,343           2,634        1,820            1,838             --
  Class M                                     1,020             195              --           --               --             --
  Class Q                                       722             109              --           --               --             --
  Class T                                    51,725          11,318              --           --               --             --
Transfer agent fees                         377,530         142,267         631,637       18,988           16,608         55,554
Shareholder reporting fees                  210,927          27,533         229,673        5,953            4,912          8,415
Registration and filing fees                111,601          27,111          82,813       25,096            4,822         30,803
Recordkeeping and pricing fees               11,163           5,489              --           --            8,429             --
Professional fees                           194,150          20,500          32,946       10,960            9,043         14,999
Custody fees                                142,633          13,590          77,000        7,270            5,999         58,861
Shareholder servicing fees                       --              --           1,151           --               --         50,893
Directors' fees                               3,660           7,800         104,275        1,803            1,539          4,190
Insurance fees                                2,226             991              --        1,146              369             --
Miscellaneous fees                           13,660          11,800         181,173        1,802            1,481          1,681
Administrative fees                         283,187         106,940         151,465       11,718            9,769             --
Merger fees                                      --          47,913              --           --               --             --
                                       ------------     -----------    ------------     --------       ----------    -----------
  Total expenses                          3,780,164       1,294,286       3,822,280      187,912          148,528        431,336
                                       ------------     -----------    ------------     --------       ----------    -----------
Less:
  Waived and reimbursed fees                     --              --              --       49,223           42,130        234,950
                                       ------------     -----------    ------------     --------       ----------    -----------
  Net expenses                            3,780,164       1,294,286       3,822,280      138,689          106,398        196,386
                                       ------------     -----------    ------------     --------       ----------    -----------
Net investment income                    15,113,215       6,099,260      23,520,988      455,216          431,472        998,241
                                       ------------     -----------    ------------     --------       ----------    -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) on
 investments                               (139,684)      2,155,030      (3,100,065)      38,666           44,668       (102,700)
Net change in unrealized
 appreciation of investments             15,418,404      10,658,686      14,939,928       44,406          860,228        365,449
                                       ------------     -----------    ------------     --------       ----------    -----------
  Net realized and
   unrealized gain on
   investments                           15,278,720      12,813,716      11,839,863       83,072          904,896        262,749
                                       ------------     -----------    ------------     --------       ----------    -----------
Increase in net assets resulting
 from operations                       $ 30,391,935     $18,912,976    $ 35,360,851     $538,288       $1,336,368    $ 1,260,990
                                       ============     ===========    ============     ========       ==========    ===========

----------
(1)  The Fund commenced operations on November 8, 1999.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------


                                                        Pilgrim Intermediate Bond Fund                Pilgrim Strategic Income Fund
                                                  ---------------------------------------------       -----------------------------
                                                     Six             Five                                 Six              Nine
                                                 Months Ended    Months Ended       Year Ended        Months Ended     Months Ended
                                                 September 30,     March 31,        October 31,       September 30,      March 31,
                                                     2001             2001             2000                2001             2001
                                                  ----------       ----------       -----------        -----------      -----------
INVESTMENT INCOME:
Dividends                                         $   30,917       $   57,288       $        --        $    65,591      $    45,732
Interest (net of foreign withholding tax)*         1,417,442        1,288,624         2,732,297          2,147,909        1,007,496
                                                  ----------       ----------       -----------        -----------      -----------
  Total investment income                          1,448,359        1,345,912         2,732,297          2,213,500        1,053,228
                                                  ----------       ----------       -----------        -----------      -----------
EXPENSES:
Investment management fees                           113,713           83,074           182,829            117,396           60,425
Distribution and service fees:
  Class A                                             64,644           46,349           196,111             66,686           20,448
  Class B                                             18,490            9,877                --             33,260           30,821
  Class C                                             24,239           23,977                --             18,426           24,750
  Class Q                                                 --               --                --                358              439
Transfer agent fees                                   32,948           28,245           119,870             49,968           65,689
Shareholder reporting fees                            11,608            8,811            22,299              3,477            9,316
Registration and filing fees                          26,626           30,395            49,549             72,741           43,807
Recordkeeping and pricing fees                            --            3,910                --              4,941            7,641
Professional fees                                     10,269            8,718            25,976              2,379            3,562
Custody fees                                          15,818           10,733            71,544              2,928            4,528
Shareholder servicing fees                                --               --            91,401              2,745               --
Directors' fees                                        2,186            1,854             4,930                549              849
Insurance fees                                         1,360              882                --              2,376              428
Miscellaneous fees                                       992            2,602             8,945              3,294               94
Interest and credit facility fees                         --               --                --                 --            4,932
Administrative fees                                   22,742           16,615                --                 --               --
Merger fees                                               --               --                --                 --           16,087
                                                  ----------       ----------       -----------        -----------      -----------
  Total expenses                                     345,635          276,042           773,454            381,524          293,816
                                                  ----------       ----------       -----------        -----------      -----------
Less:
  Waived and reimbursed fees                          55,230           63,068           370,293            107,459          119,001
                                                  ----------       ----------       -----------        -----------      -----------
  Net expenses                                       290,405          212,974           403,161            274,065          174,815
                                                  ----------       ----------       -----------        -----------      -----------
Net investment income                              1,157,954        1,132,938         2,329,136          1,939,435          878,413
                                                  ----------       ----------       -----------        -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on investments            1,728,195        1,830,366          (143,795)          (706,608)        (457,477)
Net realized loss on foreign currencies                   --               --                --         (1,384,688)         (20,536)
Net change in unrealized appreciation
 (depreciation) of:
  Investments                                        243,998          890,496           538,098            440,936       (1,352,115)
  Foreign currencies                                      --               --                --           (287,745)         281,963
                                                  ----------       ----------       -----------        -----------      -----------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies           1,972,193        2,720,862           394,303         (1,938,105)      (1,548,165)
                                                  ----------       ----------       -----------        -----------      -----------
Increase (decrease) in net assets resulting
 from operations                                  $3,130,147       $3,853,800       $ 2,723,439        $     1,330      $  (669,752)
                                                  ==========       ==========       ===========        ===========      ===========
*Foreign withholding tax                                  --               --                --        $       466      $    23,382

                 See Accompanying Notes to Financial Statements

                     STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                     Pilgrim High Yield Fund                   Pilgrim High Yield Fund II
                                                 ---------------------------------         ----------------------------------
                                                     Six                  Nine                 Six                  Nine
                                                 Months Ended         Months Ended         Months Ended        Months Ended
                                                 September 30,          March 31,          September 30,         March 31,
                                                     2001                 2001                 2001                 2001
                                                 ------------         ------------         ------------         -------------
INVESTMENT INCOME:
Dividends                                        $         --         $         --         $    615,448         $     135,152
Interest                                           10,725,055           21,165,666           16,121,239            15,816,091
                                                 ------------         ------------         ------------         -------------
  Total investment income                          10,725,055           21,165,666           16,736,687            15,951,243
                                                 ------------         ------------         ------------         -------------
EXPENSES:
Investment management fees                            590,969            1,082,525              811,765               755,481
Distribution and service fees:
  Class A                                              68,582              122,176               95,341                83,146
  Class B                                             652,248            1,205,884              833,284               677,560
  Class C                                              27,001               39,120              151,648               142,256
  Class M                                              23,528               52,749                   --                    --
  Class Q                                                  --                   19                4,136                 7,403
  Class T                                                  --                   --               51,390               118,637
Transfer agent fees                                   142,398              275,121              236,184               195,423
Shareholder reporting fees                             56,730               98,640               50,561                45,446
Registration and filing fees                           54,955               64,105              112,588               105,148
Recordkeeping and pricing fees                         41,541               62,198               25,620                36,696
Professional fees                                      29,463               44,114               16,836                26,066
Custody fees                                           35,136               52,608               36,771                 9,176
Shareholder servicing fees                              9,150                   --                4,941                    --
Directors' fees                                        11,529               17,262                3,843                 5,754
Insurance fees                                          3,905                4,934                1,920                 1,370
Miscellaneous fees                                      3,111                7,120                2,863                 7,174
Merger fees                                                --                   --                   --                30,331
                                                 ------------         ------------         ------------         -------------
  Total expenses                                    1,750,246            3,128,575            2,439,691             2,247,067
                                                 ------------         ------------         ------------         -------------
Less:
  Waived and reimbursed fees                          142,399              170,488              289,337               280,311
                                                 ------------         ------------         ------------         -------------
  Net expenses                                      1,607,847            2,958,087            2,150,354             1,966,756
                                                 ------------         ------------         ------------         -------------
Net investment income                               9,117,208           18,207,579           14,586,333            13,984,487
                                                 ------------         ------------         ------------         -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized loss on investments                  (21,494,675)         (84,180,612)         (47,988,950)          (30,313,380)
Net realized gain (loss) on foreign
 currencies                                             3,741               (1,040)                  --                    --
Net change in unrealized
 appreciation (depreciation) of:
  Investments                                      (4,689,180)          24,598,891            5,757,175          (171,629,272)
  Foreign currencies                                     (244)                  --                   --               (94,697)
                                                 ------------         ------------         ------------         -------------
  Net realized and unrealized loss
   on investments and foreign
   currencies                                     (26,180,358)         (59,582,761)         (42,231,775)         (202,037,349)
                                                 ------------         ------------         ------------         -------------
Decrease in net assets resulting from
 operations                                      $(17,063,150)        $(41,375,182)        $(27,645,442)        $(188,052,862)
                                                 ============         ============         ============         =============

                 See Accompanying Notes to Financial Statements

                     STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                              Pilgrim High Yield Bond Fund              Pilgrim Money Market Fund
                                                     --------------------------------------------     ------------------------------
                                                         Six              Five            Year            Six              Nine
                                                     Months Ended     Months Ended       Ended        Months Ended      Months Ended
                                                     September 30,      March 31,      October 31,    September 30,       March 31,
                                                         2001             2001            2000            2001              2001
                                                      -----------      ----------     -----------      -----------      -----------
INVESTMENT INCOME:
Dividends                                             $   275,272      $  244,064     $        --      $        --      $ 4,049,637
Interest (net of foreign withholding tax)*              1,833,863       1,449,416       3,908,649        2,168,908               --
Other income                                                   --         165,582              --               --               --
                                                      -----------      ----------     -----------      -----------      -----------
  Total investment income                               2,109,135       1,859,062       3,908,649        2,168,908        4,049,637
                                                      -----------      ----------     -----------      -----------      -----------
EXPENSES:
Investment management fees                                129,323         106,709         259,537          130,985               --
Distribution and service fees:
  Class A                                                  57,743          48,304         213,443           70,725          108,045
  Class B                                                  27,410          19,875              --          148,012          131,260
  Class C                                                   6,568           6,387              --          100,515          101,403
Transfer agent fees                                        58,563          27,909         128,385           79,595           85,766
Shareholder reporting fees                                 15,544           8,701          23,455           10,431           17,536
Registration and filing fees                               38,795          28,217          49,295           19,816           23,149
Recordkeeping and pricing fees                                 --           3,041              --           10,980           16,440
Professional fees                                          13,687           9,193          27,374            4,941            7,398
Custody fees                                               19,831           3,986          59,711            3,660            5,480
Shareholder servicing fees                                     --              --          99,815               --               --
Directors' fees                                             2,225           1,888           4,949              549              822
Insurance fees                                              1,315             860              --              919              847
Miscellaneous fees                                          3,546           2,917           8,935              366              547
Commitment fees                                                --              --              --               --            1,390
Organization fees                                              --              --              --               --            2,466
Administrative fees                                        19,896          16,417              --           78,694          166,203
                                                      -----------      ----------     -----------      -----------      -----------
  Total expenses                                          394,446         284,404         874,899          660,188          668,752
                                                      -----------      ----------     -----------      -----------      -----------
Less:
  Waived and reimbursed fees/(recoupment)                 110,170          85,681         417,377               --         (101,689)
                                                      -----------      ----------     -----------      -----------      -----------
  Net expenses                                            284,276         198,723         457,522          660,188          770,441
                                                      -----------      ----------     -----------      -----------      -----------
Net investment income                                   1,824,859       1,660,339       3,451,127        1,508,720        3,279,196
                                                      -----------      ----------     -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) on investments                (2,425,704)        145,407      (1,738,019)             (13)              --
Net change in unrealized appreciation
 (depreciation) of investments                         (2,163,286)        447,611      (1,140,527)              --               --
                                                      -----------      ----------     -----------      -----------      -----------
  Net realized and unrealized gain
   (loss) on  investments                              (4,588,990)        593,018      (2,878,546)             (13)              --
                                                      -----------      ----------     -----------      -----------      -----------
Increase (decrease) in net assets
 resulting from operations                            $(2,764,131)     $2,253,357     $   572,581      $ 1,508,707      $ 3,279,196
                                                      ===========      ==========     ===========      ===========      ===========
*Foreign withholding tax                                       --      $      404              --               --               --

                 See Accompanying Notes to Financial Statements

                     STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                  ING Pilgrim Money Market Fund                  Lexington Money Market Trust
                                           -------------------------------------------     ----------------------------------------
                                               Six             Five                           Six            Three
                                           Months Ended    Months Ended    Year Ended     Months Ended    Months Ended   Year Ended
                                           September 30,     March 31,     October 31,    September 30,     March 31,   December 31,
                                               2001            2001           2000            2001            2001          2000
                                           -----------     -----------     -----------     ----------       --------     ----------
INVESTMENT INCOME:
Interest                                   $11,850,302     $13,292,074     $23,674,422     $1,270,216       $890,317     $5,126,280
                                           -----------     -----------     -----------     ----------       --------     ----------
  Total investment income                   11,850,302      13,292,074      23,674,422      1,270,216        890,317      5,126,280
                                           -----------     -----------     -----------     ----------       --------     ----------
EXPENSES:
Investment management fees                     666,382         514,331         932,291        155,780         77,318        403,175
Distribution and service fees:
  Class A                                    1,940,346       1,513,076       1,795,994             --             --             --
  Class B                                       12,328          12,061              --             --             --             --
  Class C                                       11,318           9,504              --             --             --             --
Transfer agent fees                            364,814         337,216       1,008,253         63,549         27,835        116,340
Shareholder reporting fees                      78,839          35,542          73,132         25,803         13,140         41,116
Registration and filing fees                   201,308         133,338         245,760         26,020          8,974         24,348
Recordkeeping and pricing fees                      --          30,885              --         10,339          5,085             --
Professional fees                               68,318          48,473          69,011          5,490          2,700         23,124
Custody fees                                    65,385          12,764          77,439          7,357          3,618         40,482
Shareholder servicing fees                          --              --         892,631            915             --         52,601
Directors' fees                                  3,726          13,215           9,270          2,745          1,350        101,465
Insurance fees                                  19,513           4,608              --            529            244             --
Miscellaneous fees                               6,106          22,068          28,021          2,745          1,350         65,912
                                           -----------     -----------     -----------     ----------       --------     ----------
  Total expenses                             3,438,383       2,687,081       5,131,802        301,272        141,614        868,563
                                           -----------     -----------     -----------     ----------       --------     ----------
Less:
  Waived and reimbursed fees                 1,417,112       1,089,181       2,411,399            693             --         91,935
                                           -----------     -----------     -----------     ----------       --------     ----------
  Net expenses                               2,021,271       1,597,900       2,720,403        300,579        141,614        776,628
                                           -----------     -----------     -----------     ----------       --------     ----------
Net investment income                        9,829,031      11,694,174      20,954,019        969,637        748,703      4,349,652
                                           -----------     -----------     -----------     ----------       --------     ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                27,416              --              --             --            271             --
                                           -----------     -----------     -----------     ----------       --------     ----------
Increase in net assets resulting from
 operations                                $ 9,856,447     $11,694,174     $20,954,019     $  969,637       $748,974     $4,349,652
                                           ===========     ===========     ===========     ==========       ========     ==========

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                  Pilgrim GNMA Income Fund
                                             -------------------------------------------------------------------
                                                 Six              Three             Year              Year
                                             Months Ended      Months Ended         Ended             Ended
                                             September 30,       March 31,       December 31,      December 31,
                                                 2001              2001              2000              1999
                                             -------------     -------------     -------------     -------------
Increase in net assets from
 operations:
Net investment income                        $  15,113,215     $   6,099,260     $  23,520,988     $  20,453,437
Net realized gain (loss) on
 investments                                      (139,684)        2,155,030        (3,100,065)       (1,512,537)
Net change in unrealized
 appreciation (depreciation)
 of investments                                 15,418,404        10,658,686        14,939,928       (17,574,398)
                                             -------------     -------------     -------------     -------------
Net increase in net assets
 resulting from operations                      30,391,935        18,912,976        35,360,851         1,366,502
                                             -------------     -------------     -------------     -------------
Distributions to shareholders:
Net investment income
  Class A                                      (13,042,733)       (5,337,765)      (20,940,972)      (20,595,801)
  Class B                                       (1,266,377)          (15,248)               --                --
  Class C                                         (405,811)          (21,052)               --                --
  Class M                                           (6,763)               --                --                --
  Class Q                                          (15,695)               --                --                --
  Class T                                         (420,007)               --                --                --
                                             -------------     -------------     -------------     -------------
Total distributions                            (15,157,386)       (5,374,065)      (20,940,972)      (20,595,801)
                                             -------------     -------------     -------------     -------------
Capital Share Transactions:
Net proceeds from sale of
 shares                                        328,446,600       100,862,198       125,118,144       220,636,961
Net proceeds from shares
 issued in merger                                       --       121,277,768                --                --
Shares resulting from dividend
 reinvestments                                  12,632,368         4,928,490        19,059,996        18,731,683
                                             -------------     -------------     -------------     -------------
                                               341,078,968       227,068,456       144,178,140       239,368,644
Cost of shares redeemed                       (275,562,980)      (82,941,057)     (163,864,918)     (117,150,009)
                                             -------------     -------------     -------------     -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                             65,515,988       144,127,399       (19,686,778)      122,218,635
                                             -------------     -------------     -------------     -------------
Net increase (decrease) in net
 assets                                         80,750,537       157,666,310        (5,266,899)      102,989,336
                                             -------------     -------------     -------------     -------------
Net assets, beginning of period                528,979,865       371,313,555       376,580,454       273,591,118
                                             -------------     -------------     -------------     -------------
Net assets, end of period                    $ 609,730,402     $ 528,979,865     $ 371,313,555     $ 376,580,454
                                             =============     =============     =============     =============
Undistributed net investment
 income                                      $   3,067,694     $   3,111,865     $   2,580,016     $         411
                                             =============     =============     =============     =============


                                                   Pilgrim National Tax-Exempt Bond Fund
                                               ----------------------------------------------
                                                   Six              Five            Period
                                               Months Ended     Months Ended        Ended
                                               September 30,      March 31,       October 31,
                                                   2001             2001            2000(1)
                                               ------------     ------------     ------------
Increase in net assets from
 operations:
Net investment income                          $    455,216     $    431,472     $    998,241
Net realized gain (loss) on
 investments                                         38,666           44,668         (102,700)
Net change in unrealized
 appreciation (depreciation)
 of investments                                      44,406          860,228          365,449
                                               ------------     ------------     ------------
Net increase in net assets
 resulting from operations                          538,288        1,336,368        1,260,990
                                               ------------     ------------     ------------
Distributions to shareholders:
Net investment income
  Class A                                          (437,758)        (417,398)        (986,356)
  Class B                                           (11,719)          (7,240)          (6,239)
  Class C                                            (5,739)          (6,803)          (5,646)
  Class M                                                --               --               --
  Class Q                                                --               --               --
  Class T                                                --               --               --
                                               ------------     ------------     ------------
Total distributions                                (455,216)        (431,441)        (998,241)
                                               ------------     ------------     ------------
Capital Share Transactions:
Net proceeds from sale of
 shares                                           1,530,258       17,443,083       21,152,018
Net proceeds from shares
 issued in merger                                        --               --               --
Shares resulting from dividend
 reinvestments                                      447,332          419,386          991,319
                                               ------------     ------------     ------------
                                                  1,977,590       17,862,469       22,143,337
Cost of shares redeemed                          (1,273,388)     (18,006,608)         (69,216)
                                               ------------     ------------     ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                                 704,202         (144,139)      22,074,121
                                               ------------     ------------     ------------
Net increase (decrease) in net
 assets                                             787,274          760,788       22,336,870
                                               ------------     ------------     ------------
Net assets, beginning of period                  23,102,658       22,341,870            5,000
                                               ------------     ------------     ------------
Net assets, end of period                      $ 23,889,932     $ 23,102,658     $ 22,341,870
                                               ============     ============     ============
Undistributed net investment
 income                                        $        260     $        260     $        229
                                               ============     ============     ============

----------
(1)  The Fund commenced operations on November 8, 1999.

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                  Pilgrim Intermediate Bond Fund
                                                  ---------------------------------------------------------------
                                                      Six              Five             Year           Period
                                                  Months Ended     Months Ended        Ended           Ended
                                                  September 30,      March 31,       October 31,     October 31,
                                                      2001             2001             2000            1999(1)
                                                  ------------     ------------     ------------     ------------
Increase (decrease) in net assets from
 operations:
Net investment income                             $  1,157,954     $  1,132,938     $  2,329,136     $  1,499,954
Net realized gain (loss) on
 investments and foreign currencies                  1,728,195        1,830,366         (143,795)      (1,238,970)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies                    243,998          890,496          538,098         (720,632)
                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
 resulting from operations                           3,130,147        3,853,800        2,723,439         (459,648)
                                                  ------------     ------------     ------------     ------------
Distributions to shareholders:
Net investment income
  Class A                                             (965,055)        (919,767)      (2,041,049)      (1,382,288)
  Class B                                              (82,885)         (61,258)        (101,798)         (54,075)
  Class C                                             (109,427)        (152,036)        (163,643)         (23,989)
  Class Q                                                   --               --               --               --
  Class X                                                   --               --          (42,824)         (39,602)
  Retail Classes                                            --               --               --               --
  Advisory and Institutional Classes                        --               --               --               --
                                                  ------------     ------------     ------------     ------------
Total distributions                                 (1,157,367)      (1,133,061)      (2,349,314)      (1,499,954)
                                                  ------------     ------------     ------------     ------------
Capital Share Transactions:
Net proceeds from sale of shares                    33,390,629       31,247,228       13,626,853       48,819,278
Net proceeds from shares issued in
 merger                                                     --               --               --               --
Shares resulting from dividend
 reinvestments                                       1,118,499        1,079,112        2,286,176        1,482,253
                                                  ------------     ------------     ------------     ------------
                                                    34,509,128       32,326,340       15,913,029       50,301,531
Cost of shares redeemed                            (21,114,817)     (31,389,778)     (15,129,247)     (12,289,491)
                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                                       13,394,311          936,562          783,782       38,012,040
                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets               15,367,091        3,657,301        1,157,907       36,052,438
                                                  ------------     ------------     ------------     ------------
Net assets, beginning of period                     40,874,789       37,217,488       36,059,581            7,143
                                                  ------------     ------------     ------------     ------------
Net assets, end of period                         $ 56,241,880     $ 40,874,789     $ 37,217,488     $ 36,059,581
                                                  ============     ============     ============     ============
Undistributed (distributions in excess
 of) net investment income                        $        464     $       (123)    $         --     $     20,178
                                                  ============     ============     ============     ============


                                                              Pilgrim Strategic Income Fund
                                                     ------------------------------------------------
                                                         Six              Nine              Year
                                                     Months Ended      Months Ended         Ended
                                                     September 30,       March 31,         June 30,
                                                         2001              2001              2000
                                                     ------------      ------------      ------------
Increase (decrease) in net assets from
 operations:
Net investment income                                $  1,939,435      $    878,413      $    970,594
Net realized gain (loss) on
 investments and foreign currencies                    (2,091,296)         (478,013)         (764,277)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies                       153,191        (1,070,152)          133,421
                                                     ------------      ------------      ------------
Net increase (decrease) in net assets
 resulting from operations                                  1,330          (669,752)          339,738
                                                     ------------      ------------      ------------
Distributions to shareholders:
Net investment income
  Class A                                              (1,253,391)         (146,883)               --
  Class B                                                (281,422)         (247,615)               --
  Class C                                                (154,816)         (202,833)               --
  Class Q                                                  (8,529)          (14,262)               --
  Class X                                                      --                --                --
  Retail Classes                                               --                --          (951,573)
  Advisory and Institutional Classes                           --                --           (14,213)
                                                     ------------      ------------      ------------
Total distributions                                    (1,698,158)         (611,593)         (965,786)
                                                     ------------      ------------      ------------
Capital Share Transactions:
Net proceeds from sale of shares                       25,961,732        18,837,830        17,563,244
Net proceeds from shares issued in
 merger                                                        --        38,298,220                --
Shares resulting from dividend
 reinvestments                                          1,371,607           154,206           496,450
                                                     ------------      ------------      ------------
                                                       27,333,339        57,290,256        18,059,694
Cost of shares redeemed                               (25,619,701)      (13,958,363)      (22,583,786)
                                                     ------------      ------------      ------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                                           1,713,638        43,331,893        (4,524,092)
                                                     ------------      ------------      ------------
Net increase (decrease) in net assets                      16,810        42,050,548        (5,150,140)
                                                     ------------      ------------      ------------
Net assets, beginning of period                        53,430,732        11,380,184        16,530,324
                                                     ------------      ------------      ------------
Net assets, end of period                            $ 53,447,542      $ 53,430,732      $ 11,380,184
                                                     ============      ============      ============
Undistributed (distributions in excess
 of) net investment income                           $    904,259      $    662,982      $    491,239
                                                     ============      ============      ============

----------
(1)  Fund commenced operations on December 15, 1998.

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                      Pilgrim High Yield Fund
                                                        -----------------------------------------------------
                                                            Six                 Nine               Year
                                                        Months Ended        Months Ended           Ended
                                                        September 30,         March 31,           June 30,
                                                            2001                2001                2000
                                                        -------------       -------------       -------------
Increase (decrease) in net assets from
 operations:
Net investment income                                   $   9,117,208       $  18,207,579       $  36,230,377
Net realized loss on investments and foreign
 currencies                                               (21,490,934)        (84,181,652)        (25,618,407)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                                (4,689,424)         24,598,891         (31,769,051)
                                                        -------------       -------------       -------------
Net increase (decrease) in net assets resulting
 from operations                                          (17,063,150)        (41,375,182)        (21,157,081)
                                                        -------------       -------------       -------------
Distributions to shareholders:
Net investment income
  Class A                                                  (3,505,216)         (5,135,551)                 --
  Class B                                                  (8,105,604)        (11,970,081)                 --
  Class C                                                    (331,445)           (384,454)                 --
  Class M                                                    (391,829)           (715,679)                 --
  Class Q                                                          (1)               (774)                 --
  Class T                                                          --                  --                  --
  Retail Classes                                                   --                  --         (36,230,374)
  Advisory and Institutional Classes                               --                  --                  (3)
Tax return of capital                                              --          (4,442,387)         (2,218,003)
                                                        -------------       -------------       -------------
Total distributions                                       (12,334,095)        (22,648,926)        (38,448,380)
                                                        -------------       -------------       -------------
Capital Share Transactions:
Net proceeds from sale of shares                          105,924,726          98,580,483         169,075,396
Net proceeds from shares issued in merger                          --                  --                  --
Shares resulting from dividend reinvestments                4,021,172           7,751,412          14,545,896
                                                        -------------       -------------       -------------
                                                          109,945,898         106,331,895         183,621,292
Cost of shares redeemed                                  (120,960,019)       (137,899,986)       (237,672,115)
Equalization                                                       --             (85,563)                 --
                                                        -------------       -------------       -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                          (11,014,121)        (31,653,654)        (54,050,823)
                                                        -------------       -------------       -------------
Net increase (decrease) in net assets                     (40,411,366)        (95,677,762)       (113,656,284)
                                                        -------------       -------------       -------------
Net assets, beginning of period                           208,469,914         304,147,676         417,803,960
                                                        -------------       -------------       -------------
Net assets, end of period                               $ 168,058,548       $ 208,469,914       $ 304,147,676
                                                        =============       =============       =============
Distributions in excess of net investment
 income                                                 $  (3,216,887)      $          --       $          --
                                                        =============       =============       =============


                                                                    Pilgrim High Yield Fund II
                                                       -----------------------------------------------------
                                                           Six                 Nine               Year
                                                       Months Ended        Months Ended           Ended
                                                       September 30,         March 31,           June 30,
                                                           2001                2001                2000
                                                       -------------       -------------       -------------
Increase (decrease) in net assets from
 operations:
Net investment income                                  $  14,586,333       $  13,984,487       $  10,617,663
Net realized loss on investments and foreign
 currencies                                              (47,988,950)        (30,313,380)         (5,014,882)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                                5,757,175        (171,723,969)         (2,564,989)
                                                       -------------       -------------       -------------
Net increase (decrease) in net assets resulting
 from operations                                         (27,645,442)       (188,052,862)          3,037,792
                                                       -------------       -------------       -------------
Distributions to shareholders:
Net investment income
  Class A                                                 (3,644,264)         (2,817,607)                 --
  Class B                                                (10,556,376)         (7,662,538)                 --
  Class C                                                 (1,929,881)         (1,602,144)                 --
  Class M                                                         --                  --                  --
  Class Q                                                   (220,806)           (339,297)                 --
  Class T                                                 (1,038,586)         (2,078,844)                 --
  Retail Classes                                                  --                  --         (10,642,507)
  Advisory and Institutional Classes                              --                  --            (408,689)
Tax return of capital                                             --                  --                  --
                                                       -------------       -------------       -------------
Total distributions                                      (17,389,913)        (14,500,430)        (11,051,196)
                                                       -------------       -------------       -------------
Capital Share Transactions:
Net proceeds from sale of shares                          51,548,427         225,162,311          52,761,331
Net proceeds from shares issued in merger                         --         157,469,063         142,232,354
Shares resulting from dividend reinvestments               6,339,929           5,223,248           4,467,190
                                                       -------------       -------------       -------------
                                                          57,888,356         387,854,622         199,460,875
Cost of shares redeemed                                  (69,618,318)        (93,091,171)        (72,762,619)
Equalization                                                      --                  --                  --
                                                       -------------       -------------       -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                         (11,729,962)        294,763,451         126,698,256
                                                       -------------       -------------       -------------
Net increase (decrease) in net assets                    (56,765,317)         92,210,159         118,684,852
                                                       -------------       -------------       -------------
Net assets, beginning of period                          291,419,210         199,209,051          80,524,199
                                                       -------------       -------------       -------------
Net assets, end of period                              $ 234,653,893       $ 291,419,210       $ 199,209,051
                                                       =============       =============       =============
Distributions in excess of net investment
 income                                                $  (4,220,293)      $  (1,416,713)      $          --
                                                       =============       =============       =============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                          Pilgrim High Yield Bond Fund
                                         ---------------------------------------------------------------
                                             Six              Five             Year           Period
                                         Months Ended     Months Ended        Ended            Ended
                                         September 30,      March 31,       October 31,      October 31,
                                             2001             2001             2000            1999(1)
                                         ------------     ------------     ------------     ------------
Increase (decrease) in net
 assets from operations:
Net investment income                    $  1,824,859     $  1,660,339     $  3,451,127     $  1,990,994
Net realized gain (loss) on
 investments                               (2,425,704)         145,407       (1,738,019)          42,709
Net change in unrealized
 appreciation (depreciation)
 of investments                            (2,163,286)         447,611       (1,140,527)        (273,575)
                                         ------------     ------------     ------------     ------------
Net increase (decrease) in
 net assets resulting from
 operations                                (2,764,131)       2,253,357          572,581        1,760,128
                                         ------------     ------------     ------------     ------------
Distributions to shareholders:
Net investment income
  Class A                                  (1,535,725)      (1,411,395)      (3,026,673)      (1,875,514)
  Class B                                    (231,887)        (188,866)        (259,285)         (65,719)
  Class C                                     (57,094)         (59,588)        (104,775)         (19,232)
  Class X                                          --               --          (80,495)         (30,529)
  Retail Classes                                   --               --               --               --
Net realized gain from
 investments                                       --               --         (213,849)              --
                                         ------------     ------------     ------------     ------------
Total distributions                        (1,824,706)      (1,659,849)      (3,685,077)      (1,990,994)
                                         ------------     ------------     ------------     ------------
Capital Share Transactions:
Net proceeds from sale of
 shares                                    11,536,919        7,041,464       12,069,228       33,693,351
Shares resulting from dividend
 reinvestments                              1,633,702        1,472,143        3,335,598        1,949,178
                                         ------------     ------------     ------------     ------------
                                           13,170,621        8,513,607       15,404,826       35,642,529
Cost of shares redeemed                    (9,719,464)      (8,856,718)      (7,296,899)        (866,087)
                                         ------------     ------------     ------------     ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                         3,451,157         (343,111)       8,107,927       34,776,442
                                         ------------     ------------     ------------     ------------
Net increase (decrease) in net
 assets                                    (1,137,680)         250,397        4,995,431       34,545,576
                                         ------------     ------------     ------------     ------------
Net assets, beginning of period            39,798,547       39,548,150       34,552,719            7,143
                                         ------------     ------------     ------------     ------------
Net assets, end of period                $ 38,660,867     $ 39,798,547     $ 39,548,150     $ 34,552,719
                                         ============     ============     ============     ============
Undistributed net investment
 income                                  $      1,090     $        937     $        447     $     20,101
                                         ============     ============     ============     ============


                                                          Pilgrim Money Market Fund
                                           -------------------------------------------------------
                                                 Six                 Nine              Period
                                            Months Ended         Months Ended           Ended
                                            September 30,          March 31,           June 30,
                                                2001                 2001               2000(2)
                                           ---------------     ---------------     ---------------
Increase (decrease) in net
 assets from operations:
Net investment income                      $     1,508,720     $     3,279,196     $     1,623,290
Net realized gain (loss) on
 investments                                           (13)                 --                  --
Net change in unrealized
 appreciation (depreciation)
 of investments                                         --                  --                  --
                                           ---------------     ---------------     ---------------
Net increase (decrease) in
 net assets resulting from
 operations                                      1,508,707           3,279,196           1,623,290
                                           ---------------     ---------------     ---------------
Distributions to shareholders:
Net investment income
  Class A                                         (909,806)         (2,280,631)                 --
  Class B                                         (352,070)           (570,299)                 --
  Class C                                         (246,843)           (446,529)                 --
  Class X                                               --                  --                  --
  Retail Classes                                        --                  --          (1,623,290)
Net realized gain from
 investments                                            --                  --                  --
                                           ---------------     ---------------     ---------------
Total distributions                             (1,508,719)         (3,297,459)         (1,623,290)
                                           ---------------     ---------------     ---------------
Capital Share Transactions:
Net proceeds from sale of
 shares                                        563,561,014       1,442,237,027       1,294,364,112
Shares resulting from dividend
 reinvestments                                   1,179,270           2,044,632             661,338
                                           ---------------     ---------------     ---------------
                                               564,740,284       1,444,281,659       1,295,025,450
Cost of shares redeemed                       (592,502,009)     (1,404,348,937)     (1,202,129,120)
                                           ---------------     ---------------     ---------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                            (27,761,725)         39,932,722          92,896,330
                                           ---------------     ---------------     ---------------
Net increase (decrease) in net
 assets                                        (27,761,737)         39,914,459          92,896,330
                                           ---------------     ---------------     ---------------
Net assets, beginning of period                132,810,789          92,896,330                  --
                                           ---------------     ---------------     ---------------
Net assets, end of period                  $   105,049,052     $   132,810,789     $    92,896,330
                                           ===============     ===============     ===============
Undistributed net investment
 income                                    $        74,494     $        74,493     $            --
                                           ===============     ===============     ===============

----------
(1)  The Fund commenced operations on December 15, 1998.
(2)  The Fund commenced operations on July 12, 1999.

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                            ING Pilgrim Money Market Fund
                                                        -------------------------------------------------------------------
                                                             Six               Five              Year             Period
                                                         Months Ended      Months Ended         Ended             Ended
                                                         September 30,       March 31,        October 31,       October 31,
                                                             2001              2001              2000             1999(1)
                                                        -------------     -------------     -------------     -------------
Increase in net assets from operations:
Net investment income                                   $   9,829,031     $  11,694,174     $  20,954,019     $   3,093,838
Net realized gain on investments                               27,416                --                --                --
                                                        -------------     -------------     -------------     -------------
Net increase in net assets resulting from operations        9,856,447        11,694,174        20,954,019         3,093,838
                                                        -------------     -------------     -------------     -------------
Distributions to shareholders:
Net investment income
  Class A                                                  (9,553,947)      (11,319,230)      (19,815,480)       (3,055,168)
  Class B                                                     (38,522)          (61,692)         (135,706)           (7,890)
  Class C                                                     (35,719)          (47,516)          (53,814)           (5,583)
  Class I                                                    (235,561)         (258,718)         (946,158)           (5,232)
  Class X                                                          --                --           (22,875)          (19,965)
                                                        -------------     -------------     -------------     -------------
Total distributions                                        (9,863,749)      (11,687,156)      (20,974,033)       (3,093,838)
                                                        -------------     -------------     -------------     -------------
Capital Share Transactions:
Net proceeds from sale of shares                          441,973,081       434,532,850       937,201,052       332,232,395
Shares resulting from dividend reinvestments                9,686,897        11,459,544        20,538,703         3,048,253
                                                        -------------     -------------     -------------     -------------
                                                          451,659,978       445,992,394       957,739,755       335,280,648
Cost of shares redeemed                                  (403,201,102)     (372,069,868)     (733,044,049)     (102,129,030)
                                                        -------------     -------------     -------------     -------------
Net increase in net assets resulting from
 capital share transactions                                48,458,876        73,922,526       224,695,706       233,151,618
                                                        -------------     -------------     -------------     -------------
Net increase in net assets                                 48,451,574        73,929,544       224,675,692       233,151,618
                                                        -------------     -------------     -------------     -------------
Net assets, beginning of period                           531,763,997       457,834,453       233,158,761             7,143
                                                        -------------     -------------     -------------     -------------
Net assets, end of period                               $ 580,215,571     $ 531,763,997     $ 457,834,453     $ 233,158,761
                                                        =============     =============     =============     =============
Undistributed (distributions in excess of) net
 investment income                                      $     (27,700)    $       7,018     $          --     $      20,014
                                                        =============     =============     =============     =============


                                                                             Lexington Money Market Trust
                                                           -----------------------------------------------------------------
                                                               Six             Three             Year             Year
                                                           Months Ended     Months Ended         Ended            Ended
                                                           September 30,      March 31,       December 31,     December 31,
                                                               2001             2001              2000             1999
                                                           ------------     ------------     -------------     -------------
Increase in net assets from operations:
Net investment income                                      $    969,637     $    748,703     $   4,349,652     $   3,601,867
Net realized gain on investments                                     --              271                --                --
                                                           ------------     ------------     -------------     -------------
Net increase in net assets resulting from operations            969,637          748,974         4,349,652         3,601,867
                                                           ------------     ------------     -------------     -------------
Distributions to shareholders:
Net investment income
  Class A                                                      (969,637)        (757,321)       (4,341,034)       (3,601,867)
                                                           ------------     ------------     -------------     -------------
Total distributions                                            (969,637)        (757,321)       (4,341,034)       (3,601,867)
                                                           ------------     ------------     -------------     -------------
Capital Share Transactions:
Net proceeds from sale of shares                             15,323,026       16,156,660        85,250,442       100,237,881
Shares resulting from dividend reinvestments                    933,206          724,771         4,121,169         3,418,339
                                                           ------------     ------------     -------------     -------------
                                                             16,256,232       16,881,431        89,371,611       103,656,220
Cost of shares redeemed                                     (21,671,945)     (16,555,408)     (124,370,412)      (93,294,926)
                                                           ------------     ------------     -------------     -------------
Net increase (decrease) in net assets resulting from
 capital share transactions                                  (5,415,713)         326,023       (34,998,801)       10,361,294
                                                           ------------     ------------     -------------     -------------
Net increase (decrease) in net assets                        (5,415,713)         317,676       (34,990,183)       10,361,294
                                                           ------------     ------------     -------------     -------------
Net assets, beginning of period                              63,177,156       62,859,480        97,849,663        87,488,369
                                                           ------------     ------------     -------------     -------------
Net assets, end of period                                  $ 57,761,443     $ 63,177,156     $  62,859,480     $  97,849,663
                                                           ============     ============     =============     =============
Undistributed net
 investment income                                         $         --     $         --     $       8,618     $          --
                                                           ============     ============     =============     =============

----------
(1)  The Fund commenced operations on December 15, 1998.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                        PILGRIM GNMA INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        Class A
                                                 --------------------------------------------------------------------------------
                                                  Six Months   Three Months
                                                    Ended         Ended
                                                 September 30,  March 31,                   Year Ended December 31,
                                                     2001        2001(5)     2000(4)     1999         1998         1997      1996
                                                     ----        -------     -------     ----         ----         ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period         $       8.63         8.41        8.08        8.53         8.40        8.12       8.19
 Income from investment operations:
 Net investment income                        $       0.24         0.12        0.54        0.50         0.48        0.51       0.53
 Net realized and unrealized gain (loss)
 on investments                               $       0.22         0.22        0.27       (0.45)        0.13        0.29      (0.08)
 Total from investment operations             $       0.46         0.34        0.81        0.05         0.61        0.80       0.45
 Less distributions from:
 Net investment income                        $       0.24         0.12        0.48        0.50         0.48        0.52       0.52
 Total distributions                          $       0.24         0.12        0.48        0.50         0.48        0.52       0.52
 Net asset value, end of period               $       8.85         8.63        8.41        8.08         8.53        8.40       8.12
 Total Return(1)                              %       5.36         4.09       10.36        0.58         7.52       10.20       5.71
Ratios/Supplemental Data:
 Net assets, end of period (000's)            $    501,887      449,460     368,615     376,580      273,591     158,071    133,777
 Ratios to average net assets:
 Expenses(2)                                  %       1.25         1.16        1.06        0.99         1.01        1.01       1.05
 Net investment income(2)                     %       5.52         5.75        6.54        6.04         5.85        6.28       6.56
 Portfolio turnover rate                      %         45           33          65          25           54         134        129

                                                             Class B                                    Class C
                                            -----------------------------------------  ------------------------------------------
                                             Six Months   Three Months    October 6,     Six Months   Three Months   October 13,
                                               Ended         Ended       2000(3) to       Ended         Ended        2000(3) to
                                            September 30,   March 31,    December 31,  September 30,    March 31,    December 31,
                                                2001         2001(5)         2000          2001          2001(5)         2000
                                                ----         -------         ----          ----          -------         ----
Per Share Operating Performance:
 Net asset value, beginning of period    $       8.61           8.40         8.20          8.61           8.40           8.24
 Income from investment operations:
 Net investment income                   $       0.20           0.13         0.09          0.21           0.11           0.09
 Net realized and unrealized gain
 on investments                          $       0.23           0.19         0.18          0.22           0.21           0.14
 Total from investment operations        $       0.43           0.32         0.27          0.43           0.32           0.23
 Less distributions from:
 Net investment income                   $       0.21           0.11         0.07          0.21           0.11           0.07
 Total distributions                     $       0.21           0.11         0.07          0.21           0.11           0.07
 Net asset value, end of period          $       8.83           8.61         8.40          8.83           8.61           8.40
 Total Return(1)                         %       4.99           3.70         3.32          4.99           3.69           2.82
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     66,102         47,406          866        25,752         13,744          1,833
 Ratios to average net assets:
 Expenses(2)                             %       2.00           1.90         1.81          2.00           1.93           1.81
 Net investment income(2)                %       4.75           4.88         5.79          4.71           4.87           5.79
 Portfolio turnover rate                 %         45             33           65            45             33             65



                                                        Class M                     Class T
                                              --------------------------    -------------------------
                                               Six Months      Feb. 26,      Six Months     Feb. 26,
                                                  Ended       2001(3) to       Ended        2001(3)to
                                              September 30,    March 31,    September 30,   March 31,
                                                  2001           2001           2001          2001
                                                  ----           ----           ----          ----
Per Share Operating Performance:
 Net asset value, beginning of period      $       8.63           8.51           8.63          8.51
 Income from investment operations:
 Net investment income                     $       0.21           0.04           0.23          0.04
 Net realized and unrealized gain
 on investments                            $       0.24           0.08           0.22          0.08
 Total from investment operations          $       0.45           0.12           0.45          0.12
 Less distributions from:
 Net investment income                     $       0.22             --           0.23            --
 Total distributions                       $       0.22             --           0.23            --
 Net asset value, end of period            $       8.86           8.63           8.85          8.63
 Total Return(1)                           %       5.22           1.41           5.15          1.41
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $        348            247         14,837        17,647
 Ratios to average net assets:
 Expenses(2)                               %       1.75           1.61           1.65          1.54
 Net investment income(2)                  %       5.02           4.88           5.14          5.02
 Portfolio turnover rate                   %         45             33             45            33

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of offering of shares.
(4) Effective July 26, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund.
(5)  The Fund changed it's fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

PILGRIM NATIONAL TAX-EXEMPT BOND FUND (UNAUDITED)           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class A                                    Class B
                                              -----------------------------------------   ---------------------------------------
                                                Six Months    Five Months      Period      Six Months    Five Months     Period
                                                  Ended         Ended          Ended          Ended        Ended         Ended
                                              September 30,   March 31,     October 31,   September 30,   March 31,   October 31,
                                                  2001         2001(4)        2000(1)         2001         2001(4)      2000(1)
                                                  ----         -------        -------         ----         -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period      $       10.50          10.11          10.00         10.48         10.09        10.00
 Income from investment operations:
 Net investment income                     $        0.21           0.19           0.48          0.17          0.17         0.38
 Net realized and unrealized gains
 on investments                            $        0.03           0.39           0.11          0.04          0.39         0.11
 Total from investment operations          $        0.24           0.58           0.59          0.21          0.56         0.49
 Less distributions from:
 Net investment income                     $        0.21           0.19           0.48          0.17          0.17         0.40
 Total distributions                       $        0.21           0.19           0.48          0.17          0.17         0.40
 Net asset value, end of period            $       10.53          10.50          10.11         10.52         10.48        10.09
 Total Return(2):                          %        2.27           5.79           6.09          2.00          5.54         5.02
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $      22,654         22,074         21,592           927           588          311
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %        1.15           1.06           0.95          1.90          1.83         1.67
 Gross expenses prior to expense
 reimbursement(3)                          %        1.57           1.50           2.12          2.22          2.17         2.32
 Net investment income after expense
 reimbursement(3)(5)                       %        3.92           4.45           4.92          3.18          3.69         3.93
 Portfolio turnover rate                   %          12              7             50            12             7           50


                                                                  Class C
                                                 -----------------------------------------
                                                  Six Months     Five Months      Period
                                                    Ended          Ended          Ended
                                                 September 30,    March 31,     October 31,
                                                     2001          2001(4)        2000(1)
                                                     ----          -------        -------
Per Share Operating Performance:
 Net asset value, beginning of period      $         10.49          10.11         10.00
 Income from investment operations:
 Net investment income                     $          0.17           0.16          0.39
 Net realized and unrealized gains
 on investments                            $          0.04           0.38          0.12
 Total from investment operations          $          0.21           0.54          0.51
 Less distributions from:
 Net investment income                     $          0.17           0.16          0.40
 Total distributions                       $          0.17           0.16          0.40
 Net asset value, end of period            $         10.53          10.49         10.11
 Total Return(2):                          %          2.00           5.34          5.29
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $           309            440           439
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %          1.90           1.81          1.68
 Gross expenses prior to expense
 reimbursement(3)                          %          2.22           2.16          2.33
 Net investment income after expense
 reimbursement(3)(5)                       %          3.16           3.70          4.00
 Portfolio turnover rate                   %            12              7            50

----------
(1)  Fund commenced operations on November 8, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed it's fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                  PILGRIM INTERMEDIATE BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class A                                     Class B
                                           -------------------------------------------  --------------------------------------------
                                           Six Months  Five Months    Year    Period    Six Months  Five Months    Year     Period
                                              Ended      Ended       Ended     Ended       Ended       Ended       Ended     Ended
                                            Sept. 30,   March 31,   Oct. 31,  Oct. 31,   Sept. 30,    March 31,   Oct. 31,  Oct. 31,
                                              2001       2001(4)      2000    1999(1)       2001       2001(4)      2000     1999(1)
                                              ----       -------      ----    -------       ----       -------      ----     -------
Per Share Operating Performance:
 Net asset value, beginning of period   $     10.18        9.52        9.40     10.00       10.18        9.52       9.40      10.00
 Income from investment operations:
 Net investment income                  $      0.28        0.28        0.61      0.45        0.24        0.26       0.53       0.40
 Net realized and unrealized gain
 (loss) on investments                  $      0.45        0.66        0.12    (0.60)        0.44        0.66       0.13     (0.61)
 Total from investment operations       $      0.73        0.94        0.73    (0.15)        0.68        0.92       0.66     (0.21)
 Less distributions from:
 Net investment income                  $      0.28        0.28        0.61      0.45        0.24        0.26       0.54       0.39
 Total distributions                    $      0.28        0.28        0.61      0.45        0.24        0.26       0.54       0.39
 Net asset value, end of period         $     10.63       10.18        9.52      9.40       10.62       10.18       9.52       9.40
 Total Return(2):                       %      7.22       10.01        8.11    (1.46)        6.72        9.74       7.30     (2.13)
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    41,618      33,597      29,893    32,013       7,657       2,807      1,523      1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %      1.15        1.13        1.00      0.96        1.90        1.88       1.74       1.70
 Gross expenses prior to expense
 reimbursement(3)                       %      1.40        1.53        2.08      2.12        2.05        2.18       2.33       2.39
 Net investment income after
 expense reimbursement(3)(5)            %      5.23        6.94        6.48      5.38        4.47        6.20       5.71       4.83
 Portfolio turnover rate                %       717         838         733       432         717         838        733        432


                                                                    Class C
                                               ------------------------------------------------
                                               Six Months    Five Months     Year       Period
                                                 Ended         Ended         Ended       Ended
                                               Sept. 30,      March 31,     Oct. 31,    Oct. 31,
                                                 2001          2001(4)       2000       1999(1)
                                                 ----          -------       ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period     $      10.19           9.52         9.40       10.00
 Income from investment operations:
 Net investment income                    $       0.23           0.26         0.54        0.42
 Net realized and unrealized gain
 (loss) on investments                    $       0.43           0.67         0.12      (0.63)
 Total from investment operations         $       0.66           0.93         0.66      (0.21)
 Less distributions from:
 Net investment income                    $       0.23           0.26         0.54        0.39
 Total distributions                      $       0.23           0.26         0.54        0.39
 Net asset value, end of period           $      10.62          10.19         9.52        9.40
 Total Return(2):                         %       6.57           9.86         7.32      (2.10)
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $      6,966          4,470        5,248       1,082
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %       1.90           1.85         1.73        1.71
 Gross expenses prior to expense
 reimbursement(3)                         %       2.05           2.18         2.32        2.44
 Net investment income after
 expense reimbursement(3)(5)              %       4.49           6.37         5.74        4.94
 Portfolio turnover rate                  %        717            838          733         432

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed it's fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

PILGRIM STRATEGIC INCOME FUND (UNAUDITED)                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          Class A
                                                ------------------------------------------------------------
                                                    Six          Nine                   Three
                                                   Months       Months       Year      Months      July 27,
                                                   Ended        Ended        Ended      Ended     1998(1) to
                                                September 30,  March 31,    June 30,   June 30,    March 31,
                                                    2001        2001(6)       2000      1999(2)      1999
                                                    ----        -------       ----      -------      ----
Per Share Operating Performance:
 Net asset value, beginning of period       $       11.79         12.07       12.59      12.89       13.08
 Income from investment operations:
 Net investment income                      $        0.44          0.23        0.92       0.26        0.53
 Net realized and unrealized gain (loss)
 on investments                             $       (0.43)         0.08       (0.52)     (0.42)      (0.08)
 Total from investment operations           $        0.01          0.31        0.40      (0.16)       0.45
 Less distributions from:
 Net investment income                      $        0.38          0.59        0.92       0.14        0.53
 Net realized gains on investments          $          --            --          --         --        0.11
 Total distributions                        $        0.38          0.59        0.92       0.14        0.64
 Net asset value, end of period             $       11.42         11.79       12.07      12.59       12.89
 Total Return(3):                           %        0.15          2.69        3.42     (1.23)        5.60
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $      37,329        39,105       2,726      2,736       5,751
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        0.95          1.03        0.96       0.90        0.96
 Gross expenses prior to expense
 reimbursement(4)                           %        1.36          1.73        2.64       1.56        1.98
 Net investment income
 after expense reimbursement(4)(5)          %        7.54          6.30        7.69       5.88        5.81
 Portfolio turnover rate                    %          73           132         168         69         274


                                                                         Class B
                                                ------------------------------------------------------------
                                                    Six          Nine                   Three
                                                   Months       Months       Year      Months      July 27,
                                                   Ended        Ended        Ended      Ended     1998(1) to
                                                September 30,  March 31,    June 30,   June 30,    March 31,
                                                    2001        2001(6)       2000      1999(2)      1999
                                                    ----        -------       ----      -------      ----
Per Share Operating Performance:
 Net asset value, beginning of period       $       11.53         11.80       12.33      12.61      12.78
 Income from investment operations:
 Net investment income                      $        0.36          0.36        0.88       0.18       0.45
 Net realized and unrealized gain (loss)
 on investments                             $       (0.37)        (0.08)      (0.53)     (0.33)     (0.05)
 Total from investment operations           $       (0.01)         0.28        0.35      (0.15)      0.40
 Less distributions from:
 Net investment income                      $        0.36          0.55        0.88       0.13       0.46
 Net realized gains on investments          $          --            --          --         --       0.11
 Total distributions                        $        0.36          0.55        0.88       0.13       0.57
 Net asset value, end of period             $       11.16         11.53       11.80      12.33      12.61
 Total Return(3):                           %       (0.03)         2.52        3.00     (1.20)       5.17
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $      10,569         8,894       4,460      5,658      6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %        1.35          1.53        1.36       1.29       1.37
 Gross expenses prior to expense
 reimbursement(4)                           %        1.76          2.55        3.04       1.95       2.42
 Net investment income
 after expense reimbursement(4)(5)          %        7.14          6.71        7.29       5.49       5.35
 Portfolio turnover rate                    %          73           132         168         69        274

                                                                                         Class C
                                                              ------------------------------------------------------------
                                                                  Six          Nine                   Three
                                                                 Months       Months       Year      Months      July 27,
                                                                 Ended        Ended        Ended      Ended     1998(1) to
                                                              September 30,  March 31,    June 30,   June 30,    March 31,
                                                                  2001        2001(6)       2000      1999(2)      1999
                                                                  ----        -------       ----      -------      ----
Per Share Operating Performance:
 Net asset value, beginning of period                      $      12.05        12.30        12.81      13.10       13.27
 Income from investment operations:
 Net investment income                                     $       0.39         0.43         0.87       0.19        0.48
 Net realized and unrealized gain (loss) on investments    $      (0.40)       (0.13)       (0.51)     (0.35)      (0.06)
 Total from investment operations                          $      (0.01)        0.30         0.36      (0.16)       0.42
 Less distributions from:
 Net investment income                                     $       0.36         0.55         0.87       0.13        0.48
 Net realized gains on investments                         $         --           --           --         --        0.11
 Total distributions                                       $       0.36         0.55         0.87       0.13        0.59
 Net asset value, end of period                            $      11.68        12.05        12.30      12.81       13.10
 Total Return(3):                                          %      (0.03)        2.55         3.02      (1.21)       5.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)                         $      5,248        5,196        3,966      7,965       8,128
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %       1.35         1.51         1.36       1.29        1.36
 Gross expenses prior to expense reimbursement(4)          %       1.76         2.55         3.04       1.95        2.41
 Net investment income after expense
 reimbursement(4)(5)                                       %       7.16         6.71         7.29       5.49        5.36
 Portfolio turnover rate                                   %         73          132          168         69         274

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                         PILGRIM HIGH YIELD FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share beneficial interest outstanding throughout each period.

                                                                             Class A
                                             -------------------------------------------------------------------------
                                             Six Months   Nine Months
                                               Ended        Ended
                                              Sept. 30,   March 31,                   Year Ended June 30,
                                                2001       2001(5)        2000         1999          1998         1997
                                                ----       -------        ----         ----          ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period    $       3.90         5.04         5.93         6.94          6.80         6.36
 Income from investment operations:
 Net investment income                   $       0.18         0.34         0.56         0.58          0.61         0.61
 Net realized and unrealized gain
 (loss) on investments                   $      (0.48)       (1.05)       (0.85)       (0.96)         0.16         0.43
 Total from investment operations        $      (0.30)       (0.71)       (0.29)       (0.38)         0.77         1.04
 Less distributions from:
 Net investment income                   $       0.24         0.35         0.57         0.62          0.63         0.60
 Tax return of capital                   $         --         0.08         0.03         0.01            --           --
 Total distributions                     $       0.24         0.43         0.60         0.63          0.63         0.60
 Net asset value, end of period          $       3.36         3.90         5.04         5.93          6.94         6.80
 Total Return(2):                        %      (8.13)      (14.66)       (5.20)       (5.57)        11.71        17.14
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     44,714       55,704       85,870      131,535       102,424       35,940
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     %       1.10         1.10         1.05         1.00          1.00         1.00
 Gross expenses prior to expense
 reimbursement(3)                        %       1.24         1.20         1.17         1.12          1.17         1.42
 Net investment income after
 expense reimbursement(3)(4)             %       9.78        10.65        10.41         9.32          9.05         9.54
 Portfolio turnover rate                 %         55          100           89          184           209          394



                                                                                   Class B
                                               ---------------------------------------------------------------------------
                                               Six Months     Nine Months
                                                 Ended          Ended
                                                Sept. 30,     March 31,                   Year Ended June 30,
                                                  2001         2001(5)        2000         1999          1998         1997
                                                  ----         -------        ----         ----          ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period     $        3.89          5.03          5.92          6.92          6.78         6.36
 Income from investment operations:
 Net investment income                    $        0.16          0.32          0.53          0.53          0.58         0.57
 Net realized and unrealized gain
 (loss) on investments                    $       (0.48)        (1.06)        (0.86)        (0.96)         0.14         0.41
 Total from investment operations         $       (0.32)        (0.74)        (0.33)        (0.43)         0.72         0.98
 Less distributions from:
 Net investment income                    $        0.23          0.32          0.53          0.56          0.58         0.56
 Tax return of capital                    $          --          0.08          0.03          0.01            --           --
 Total distributions                      $        0.23          0.40          0.56          0.57          0.58         0.56
 Net asset value, end of period           $        3.34          3.89          5.03          5.92          6.92         6.78
 Total Return(2):                         %       (8.71)       (15.18)        (5.91)        (6.23)        10.90        16.04
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     113,736       140,183       199,618       261,589       154,303       40,225
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %        1.85          1.85          1.80          1.75          1.75         1.75
 Gross expenses prior to expense
 reimbursement(3)                         %        1.99          1.95          1.92          1.87          1.92         2.17
 Net investment income after
 expense reimbursement(3)(4)              %        9.04          9.89          9.66          8.57          8.30         8.64
 Portfolio turnover rate                  %          55           100            89           184           209          394


                                                                   Class C
                                                ----------------------------------------------
                                                Six Months  Nine Months    Year       May 27,
                                                  Ended       Ended       Ended     1999(1) to
                                                Sept. 30,    March 31,   June 30,    June 30,
                                                   2001       2001(5)      2000        1999
                                                   ----       -------      ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period       $      3.89         5.02        5.92        5.91
 Income from investment operations:
 Net investment income                      $      0.17         0.33        0.57        0.05
 Net realized and unrealized gain
 (loss) on investments                      $     (0.49)       (1.06)      (0.90)       0.01
 Total from investment operations           $     (0.32)       (0.73)      (0.33)       0.06
 Less distributions from:
 Net investment income                      $      0.23         0.32        0.57        0.05
 Tax return of capital                      $        --         0.08          --          --
 Total distributions                        $      0.23         0.40        0.57        0.05
 Net asset value, end of period             $      3.34         3.89        5.02        5.92
 Total Return(2):                           %     (8.71)      (15.00)      (5.99)       0.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $     4,303        5,505       5,930         551
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                        %      1.85         1.85        1.80        1.75
 Gross expenses prior to expense
 reimbursement(3)                           %      1.99         1.95        1.92        1.87
 Net investment income after expense
 reimbursement(3)(4)                        %      9.04         9.88        9.66        8.57
 Portfolio turnover rate                    %        55          100          89         184


                                                                                    Class M
                                                 ----------------------------------------------------------------------
                                                 Six Months   Nine Months
                                                   Ended        Ended
                                                  Sept. 30,    March 31,                 Year Ended June 30,
                                                    2001        2001(5)      2000         1999         1998        1997
                                                    ----        -------      ----         ----         ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period      $        3.90          5.03        5.93         6.92         6.78        6.36
 Income from investment operations:
 Net investment income                     $        0.16          0.31        0.52         0.55         0.59        0.58
 Net realized and unrealized gain
 (loss) on investments                     $       (0.48)        (1.03)      (0.85)       (0.95)        0.14        0.41
 Total from investment operations          $       (0.32)        (0.72)      (0.33)       (0.40)        0.73        0.99
 Less distributions from:
 Net investment income                     $        0.23          0.33        0.54         0.58         0.59        0.57
 Tax return of capital                     $          --          0.08        0.03         0.01           --          --
 Total distributions                       $        0.23          0.41        0.57         0.59         0.59        0.57
 Net asset value, end of period            $        3.35          3.90        5.03         5.93         6.92        6.78
 Total Return(2):                          %       (8.69)       (14.82)      (5.86)       (5.85)       11.16       16.29
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $       5,304         7,077      12,730       24,129       19,785       8,848
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                       %        1.60          1.60        1.55         1.50         1.50        1.50
 Gross expenses prior to expense
 reimbursement(3)                          %        1.74          1.70        1.67         1.62         1.67        1.92
 Net investment income after expense
 reimbursement(3)(4)                       %        9.29         10.16        9.91         8.82         8.55        8.93
 Portfolio turnover rate                   %          55           100          89          184          209         394

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed it's fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

PILGRIM HIGH YIELD FUND II (UNAUDITED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 Class A
                                                 --------------------------------------------------------------------------
                                                    Six         Nine                     Three
                                                   Months      Months       Year         Months       Year        March 27,
                                                   Ended       Ended        Ended        Ended        Ended       1998 to
                                                 Sept. 30,    March 31,    June 30,      June 30,    March 31,    March 31,
                                                   2001        2001(7)       2000        1999(2)       1999        1998(1)
                                                   ----        -------       ----        -------       ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period       $       8.69        10.80        11.57        11.66        12.72        12.70
 Income from investment operations:
 Net investment income                      $       0.46         0.84         1.18         0.28         1.12         0.01
 Net realized and unrealized gain (loss)
 on investments                             $      (1.28)       (2.09)       (0.75)       (0.09)       (1.00)        0.01
 Total from investment operations           $      (0.82)       (1.25)        0.43         0.19         0.12         0.02
 Less distributions from:
 Net investment income                      $       0.55         0.86         1.20         0.28         1.18           --
 Total distributions                        $       0.55         0.86         1.20         0.28         1.18           --
 Net asset value, end of period             $       7.32         8.69        10.80        11.57        11.66        12.72
 Total Return(3):                           %      (9.77)      (11.87)        3.96         1.60         1.13         0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $     46,593       55,230       34,416       16,795       17,327        4,690
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %       1.10         1.10         1.18         1.10         1.12         1.06
 Gross expenses prior to expense
 reimbursement(4)                           %       1.32         1.32         1.37         1.37         1.53         1.06
 Net investment income after
 expense reimbursement(4)(5)                %      11.28        11.43        10.63         9.68         9.44         7.22
 Portfolio turnover rate                    %         50          113          113           44          242          484


                                                                                      Class B
                                                ----------------------------------------------------------------------------
                                                  Six         Nine                       Three
                                                 Months       Months        Year         Months        Year        March 27,
                                                 Ended        Ended         Ended         Ended        Ended       1998 to
                                                Sept. 30,    March 31,     June 30,      June 30,     March 31,    March 31,
                                                  2001        2001(7)        2000        1999(2)        1999        1998(1)
                                                  ----        -------        ----        -------        ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period      $      8.71         10.81         11.58         11.66        12.71        12.69
 Income from investment operations:
 Net investment income                     $      0.44          0.81          1.11          0.27         1.04         0.01
 Net realized and unrealized gain (loss)
 on investments                            $     (1.29)        (2.10)        (0.75)        (0.09)       (0.99)        0.01
 Total from investment operations          $     (0.85)        (1.29)         0.36          0.18         0.05         0.02
 Less distributions from:
 Net investment income                     $      0.52          0.81          1.13          0.26         1.10           --
 Total distributions                       $      0.52          0.81          1.13          0.26         1.10           --
 Net asset value, end of period            $      7.34          8.71         10.81         11.58        11.66        12.71
 Total Return(3):                          %    (10.10)       (12.22)         3.28          1.53         0.55         0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $   147,754       181,175       103,246        41,882       42,960        8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %      1.75          1.75          1.83          1.75         1.77         1.69
 Gross expenses prior to expense
 reimbursement(4)                          %      1.97          1.97          2.02          2.02         2.18         1.69
 Net investment income after
 expense reimbursement(4)(5)               %     10.65         10.97          9.98          9.03         8.84         6.61
 Portfolio turnover rate                   %        50           113           113            44          242          484


                                                                                      Class C
                                                    -----------------------------------------------------------------------
                                                        Six            Nine                Three
                                                       Months         Months    Year       Months     Year        March 27,
                                                       Ended          Ended     Ended      Ended      Ended        1998 to
                                                    September 30,   March 31,  June 30,   June 30,   March 31,    March 31,
                                                        2001         2001(7)     2000      1999(2)     1999        1998(1)
                                                        ----         -------     ----      -------     ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period        $            8.71         10.81      11.58      11.66      12.71       12.69
Income from investment operations:
 Net investment income                       $            0.42          0.81       1.10       0.27       1.04        0.01
Net realized and unrealized gain (loss)
on investments                               $          (1.27)        (2.10)     (0.74)     (0.09)     (0.99)        0.01
 Total from investment operations            $          (0.85)        (1.29)       0.36       0.18       0.05        0.02
Less distributions from:
 Net investment income                       $            0.52          0.81       1.13       0.26       1.10          --
Total distributions                          $            0.52          0.81       1.13       0.26       1.10          --
 Net asset value, end of period              $            7.34          8.71      10.81      11.58      11.66       12.71
Total Return(3):                             %         (10.08)       (12.22)       3.28       1.53       0.55        0.16
 Ratios/Supplemental Data:
Net assets, end of period (000's)            $         25,138        33,463      23,324     18,618     21,290       4,815
 Ratios to average net assets:
Net expenses after expense
reimbursement(4)(5)                          %            1.75          1.75       1.83       1.75       1.77        1.66
 Gross expenses prior to expense
reimbursement(4)                             %            1.97          1.97       2.02       2.02       2.18        1.66
Net investment income after
expense reimbursement(4)(5)                  %           10.65         10.93       9.98       9.03       8.79        6.91
 Portfolio turnover rate                     %              50           113        113         44        242         484


                                                          Class T
                                           -------------------------------------
                                               Six           Nine
                                              Months        Months     March 31,
                                              Ended         Ended     2000(6) to
                                           September 30,  March 31,    June 30,
                                               2001        2001(7)       2000
                                               ----        -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period           8.70        10.81        11.07
 Income from investment operations:
 Net investment income                          0.43         0.81         0.29
 Net realized and unrealized gain (loss)
 on investments                                (1.26)       (2.08)       (0.25)
 Total from investment operations              (0.83)       (1.27)        0.04
 Less distributions from:
 Net investment income                          0.54         0.84         0.30
 Total distributions                            0.54         0.84         0.30
 Net asset value, end of period                 7.33         8.70        10.81
 Total Return(3):                              (9.92)      (12.07)       (0.49)
Ratios/Supplemental Data:
 Net assets, end of period (000's)            12,743       18,510       31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                            1.40         1.40         1.48
 Gross expenses prior to expense
 reimbursement(4)                               1.62         1.63         1.67
 Net investment income after
 expense reimbursement(4)(5)                   10.98        11.24        10.33
 Portfolio turnover rate                          50          113          113

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  Commencement of offering of shares.
(7)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                    PILGRIM HIGH YIELD BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   Class A
                                               -----------------------------------------------
                                               Six Months   Five Months     Year        Period
                                                  Ended        Ended       Ended         Ended
                                                Sept. 30,    March 31,    Oct. 31,      Oct. 31,
                                                   2001       2001(4)       2000        1999(1)
                                                   ----       -------       ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period        $      9.36         9.24        9.96        10.00
 Income from investment operations:
 Net investment income                       $      0.43         0.39        0.85         0.67
 Net realized and unrealized gain (loss)
 on investments                              $     (1.02)        0.12       (0.65)       (0.04)
 Total from investment operations            $     (0.59)        0.51        0.20         0.63
 Less distributions from:
 Net investment income                       $      0.43         0.39        0.86         0.67
 Net realized gains on investments           $        --           --        0.06           --
 Total distributions                         $      0.43         0.39        0.92         0.67
 Net asset value, end of period              $      8.34         9.36        9.24         9.96
 Total Return(2):                            %     (6.52)        5.61        1.89         6.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)           $    31,747       33,459      33,220       30,537
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %      1.30         1.09        1.04         1.00
 Gross expenses prior to expense
 reimbursement(3)                            %      1.87         1.63        2.16         2.32
 Net investment income after
 expense reimbursement(3)(5)                 %      9.31        10.24        8.75         7.53
 Portfolio turnover rate                     %       202          253         481          756


                                                                   Class B
                                               -----------------------------------------------
                                               Six Months   Five Months     Year       Period
                                                 Ended        Ended        Ended        Ended
                                               Sept. 30,     March 31,    Oct. 31,     Oct. 31,
                                                  2001        2001(4)       2000       1999(1)
                                                  ----        -------       ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period       $     9.36          9.23         9.96       10.00
 Income from investment operations:
 Net investment income                      $     0.40          0.36         0.78        0.60
 Net realized and unrealized gain (loss)
 on investments                             $    (1.03)         0.14        (0.66)      (0.05)
 Total from investment operations           $    (0.63)         0.50         0.12        0.55
 Less distributions from:
 Net investment income                      $     0.40          0.37         0.79        0.59
 Net realized gains on investments          $       --            --         0.06          --
 Total distributions                        $     0.40          0.37         0.85        0.59
 Net asset value, end of period             $     8.33          9.36         9.23        9.96
 Total Return(2):                           %    (6.93)         5.43         1.02        5.57
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $    5,692         5,025        3,702       2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %     2.05          1.84         1.79        1.72
 Gross expenses prior to expense
 reimbursement(3)                           %     2.52          2.28         2.41        2.64
 Net investment income after
 expense reimbursement(3)(5)                %     8.47          9.49         7.99        6.90
 Portfolio turnover rate                    %      202           253          481         756


                                                                       Class C
                                                ----------------------------------------------------
                                                Six Months   Five Months       Year           Period
                                                   Ended        Ended          Ended          Ended
                                                 Sept. 30,     March 31,      Oct. 31,       Oct. 31,
                                                   2001         2001(4)         2000         1999(1)
Per Share Operating Performance:
 Net asset value, beginning of period        $     9.36           9.23          9.96          10.00
 Income from investment operations:
 Net investment income                       $     0.39           0.37          0.78           0.62
 Net realized and unrealized gain (loss)
 on investments                              $    (1.02)          0.12         (0.66)         (0.06)
 Total from investment operations            $    (0.63)          0.49          0.12           0.56
 Less distributions from:
 Net investment income                       $     0.40           0.36          0.79           0.60
 Net realized gains on investments           $       --             --          0.06             --
 Total distributions                         $     0.40           0.36          0.85           0.60
 Net asset value, end of period              $     8.33           9.36          9.23           9.96
 Total Return(2):                            %    (6.99)          5.39          1.02           5.67
Ratios/Supplemental Data:
 Net assets, end of period (000's)           $    1,222          1,314         1,578            776
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %     2.05           1.84          1.79           1.73
 Gross expenses prior to expense
 reimbursement(3)                            %     2.52           2.29          2.40           2.66
 Net investment income after
 expense reimbursement(3)(5)                 %     8.60           9.42          7.98           7.01
 Portfolio turnover rate                     %      202            253           481            756

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed it's fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

PILGRIM MONEY MARKET FUND (UNAUDITED)                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Class A                                  Class B
                                               -------------------------------------   --------------------------------------
                                                Six Months    Nine Months    Period      Six Months    Nine Months    Period
                                                  Ended          Ended       Ended         Ended         Ended        Ended
                                               September 30,   March 31,    June 30,   September 30,    March 31,    June 30,
                                                  2001(7)       2001(6)     2000(1)         2001         2001(6)     2000(2)
                                                  -------       -------     -------         ----         -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period      $        1.00          1.00        1.00           1.00          1.00        1.00
 Income from investment operations:
 Net investment income                     $        0.02          0.04*       0.02*          0.01          0.03*       0.03*
 Total from investment operations          $        0.02          0.04        0.02           0.01          0.03        0.03
 Less distributions from:
 Net investment income                     $        0.02          0.04        0.02           0.01          0.03        0.03
 Total distributions                       $        0.02          0.04        0.02           0.01          0.03        0.03
 Net asset value, end of period            $        1.00          1.00        1.00           1.00          1.00        1.00
 Total Return(3):                          %        1.55          3.86        3.58           1.23          3.34        3.60
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $      49,723        73,290      75,430         38,079        32,117      12,035
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)            %        0.89          0.91**      0.85**         1.64          1.64**      1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(4)               %        0.89          0.74        2.28           1.64          1.50        3.03
 Net investment income after expense
 reimbursement/recoupment(4)(5)            %        3.21          5.23        5.18           2.38          4.31        3.96


                                                         Class C
                                         ---------------------------------------
                                           Six Months    Nine Months     Period
                                             Ended          Ended        Ended
                                         September 30,    March 31,     June 30,
                                             2001          2001(6)      2000(2)
                                             ----          -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period        1.00          1.00          1.00
 Income from investment operations:
 Net investment income                       0.01          0.03*         0.02*
 Total from investment operations            0.01          0.03          0.02
 Less distributions from:
 Net investment income                       0.01          0.03          0.02
 Total distributions                         0.01          0.03          0.02
 Net asset value, end of period              1.00          1.00          1.00
 Total Return(3):                            1.18          3.34          3.58
Ratios/Supplemental Data:
 Net assets, end of period (000's)         17,247        27,404         5,431
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)              1.64          1.59**        1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(4)                 1.64          1.49          3.03
 Net investment income after expense
 reimbursement/recoupment(4)(5)              2.45          4.36          3.96

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.
(7) Effective May 21, 2001 ING Pilgrim Investments, LLC took over direct management of the Fund.
* Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invests.
** Does not include expenses of the investment company in which the Fund invests.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                   ING PILGRIM MONEY MARKET FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    Class A
                                              ----------------------------------------------------
                                                Six Months  Five Months     Year         Period
                                                  Ended       Ended         Ended        Ended
                                              September 30,  March 31,    October 31,  October 31,
                                                  2001        2001(4)        2000        1999(1)
                                                  ----        -------        ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period     $        1.00         1.00         1.00          1.00
 Income from investment operations:
 Net investment income                    $        0.02         0.02         0.06          0.04
 Total from investment operations         $        0.02         0.02         0.06          0.04
 Less distributions from:
 Net investment income                    $        0.02         0.02         0.06          0.04
 Total distributions                      $        0.02         0.02         0.06          0.04
 Net asset value, end of period           $        1.00         1.00         1.00          1.00
 Total Return(2):                         %        1.87         2.36         5.70          3.98
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     565,100      515,651      440,651       228,124
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %        0.77         0.77         0.74          0.73
 Gross expenses prior to expense
 reimbursement(3)                         %        1.31         1.30         1.42          1.67
 Net investment income after expense
 reimbursement(3)(5)                      %        3.69         5.61         5.59          4.59


                                                                     Class B
                                              ----------------------------------------------------
                                                Six Months  Five Months     Year         Period
                                                  Ended       Ended         Ended        Ended
                                              September 30,  March 31,    October 31,  October 31,
                                                  2001        2001(4)        2000        1999(1)
                                                  ----        -------        ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period     $       1.00          1.00         1.00         1.00
 Income from investment operations:
 Net investment income                    $       0.02          0.02         0.05         0.03
 Total from investment operations         $       0.02          0.02         0.05         0.03
 Less distributions from:
 Net investment income                    $       0.02          0.02         0.05         0.03
 Total distributions                      $       0.02          0.02         0.05         0.03
 Net asset value, end of period           $       1.00          1.00         1.00         1.00
 Total Return(2):                         %       1.56          2.11         5.03         3.31
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $      2,289         2,714        2,706        1,173
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %       1.41          1.41         1.38         1.41
 Gross expenses prior to expense
 reimbursement(3)                         %       1.56          1.55         1.67         1.79
 Net investment income after expense
 reimbursement(3)(5)                      %       3.11          5.10         4.93         3.85


                                                                            Class C
                                                 --------------------------------------------------------------
                                              Six Months     Five Months      Year          Period
                                                Ended           Ended        Ended          Ended
                                             September 30,    March 31,    October 31,    October 31,
                                                 2001          2001(4)        2000          1999(1)
                                                 ----          -------        ----          -------
Per Share Operating Performance:
 Net asset value, beginning of period    $       1.00           1.00          1.00            1.00
 Income from investment operations:
 Net investment income                   $       0.02           0.02          0.05            0.03
 Total from investment operations        $       0.02           0.02          0.05            0.03
 Less distributions from:
 Net investment income                   $       0.02           0.02          0.05            0.03
 Total distributions                     $       0.02           0.02          0.05            0.03
 Net asset value, end of period          $       1.00           1.00          1.00            1.00
 Total Return(2):                        %       1.56           2.08          5.03            3.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $      1,773          2,583         2,035             444
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %       1.41           1.40          1.39            1.41
 Gross expenses prior to expense
 reimbursement(3)                        %       1.56           1.55          1.67            1.78
 Net investment income after expense
 reimbursement(3)(5)                     %       3.14           5.00          5.03            3.89

----------
(1)  Commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS LEXINGTON MONEY MARKET TRUST (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                      Six Months    Three Months
                                                         Ended        Ended
                                                     September 30,   March 31,                  Year Ended December 31,
                                                         2001         2001(5)    2000(2)      1999        1998      1997       1996
                                                         ----         -------    -------      ----        ----      ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period               $     1.00          1.00       1.00       1.00        1.00      1.00       1.00
 Income from investment operations:
 Net investment income                              $     0.02          0.01       0.05     0.0425      0.0455    0.0458     0.0441
 Total from investment operations                   $     0.02          0.01       0.05     0.0425      0.0455    0.0458     0.0441
 Less distributions from:
 Net investment income                              $     0.02          0.01       0.05     0.0425      0.0455    0.0458     0.0441
 Total distributions                                $     0.02          0.01       0.05     0.0425      0.0455    0.0458     0.0441
 Net asset value, end of period                     $     1.00          1.00       1.00       1.00        1.00      1.00       1.00
 Total Return(1)                                    %     1.56          1.22       5.57       4.34        4.64      4.68       4.50
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $   57,761        63,177     62,859     97,850      87,488    95,149     97,526
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)     %     0.96          0.92       1.00       1.00        1.00      1.00       1.00
 Gross expenses prior to expense reimbursement(4)   %     0.96          0.92       1.08       1.01        1.05      1.04       1.04
 Net investment income after expense
 reimbursement(3)(4)                                %     3.11          4.85       5.53       4.26        4.56      4.58       4.41

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Effective July 26, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund.
(3) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.
(4)  Annualized for periods less than one year.
(5)  The Trust changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

      NOTES TO FINANCIAL STATEMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. Pilgrim GNMA Income Fund, Inc., Pilgrim Funds Trust ("PFT"), Pilgrim Mutual Funds ("PMF"), Pilgrim Investment Funds, Inc. ("PIF") and Lexington Money Market Trust are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

Pilgrim GNMA Income Fund ("GNMA Fund") is the single series of Pilgrim GNMA Income Fund, Inc., a Maryland Corporation organized on August 15, 1973.

PFT is a Delaware business trust established July 30, 1998 and consists of twelve separately managed portfolios. Four of the Portfolios in this report are Pilgrim National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund"), Pilgrim Intermediate Bond Fund ("Intermediate Bond Fund"), Pilgrim High Yield Bond Fund ("High Yield Bond Fund") and ING Pilgrim Money Market Fund.

PMF is a Delaware business trust organized in 1992 and consists of twelve separately managed portfolios. Three of the Portfolios in this report are Pilgrim Strategic Income Fund ("Strategic Income Fund"), Pilgrim High Yield Fund II ("High Yield Fund II") and Pilgrim Money Market Fund.

PIF is a Maryland Corporation organized in July 1969 and consists of two separately managed portfolios. One of the Portfolios in this report is the Pilgrim High Yield Fund ("High Yield Fund").


Lexington Money Market Trust ("Money Market Trust") is the single series of Lexington Money Market Trust, a Massachusetts business trust organized on June 30, 1977.

The investment objective of each Fund is described in each Fund's prospectus.

Prior to May 21, 2001, the date that ING Pilgrim Investments, LLC took over direct management of the Pilgrim Money Market Fund, the Fund sought to achieve its investment objective by investing all its assets in Class A shares of the Primary Reserve Institutional Fund, a series of Reserve Institutional Trust, a registered open-end investment company. The Primary Reserve Institutional Fund declared dividends of its net investment income daily, which the Pilgrim Money Market Fund recorded as dividend income. In addition, the Pilgrim Money Market Fund incurred its own expenses.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T except for Money Market Trust which only offers Class A Shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to some of the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last

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NOTES TO FINANCIAL STATEMENTS as of September 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

     reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices (High Yield Fund, including securities sold short, is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investment in the Primary Reserve Institutional Fund is valued at the net asset value as reported by the underlying Fund. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

     At September 30, 2001, the Intermediate Bond Fund, Strategic Income Fund, High Yield Fund and High Yield Fund II contained two, four, three and ten securities, respectively, for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $1,007,050 (represents 1.79% of net assets), $942,659 (represents 1.76% of net assets), $5,672,750 (represents 3.38% of net assets) and $2,658,856 (represents 1.13% of net assets), for the Intermediate Bond Fund, Strategic Income Fund, High Yield Fund and High Yield Fund II, respectively. In addition, at September 30, 2001, the High Yield Fund II contained eleven securities for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board of Directors. These securities had a total value of $3,606,460 (represents 1.54% of net assets) for the High Yield Fund II.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic

--------------------------------------------------------------------------------

     developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Fund II, High Yield Bond, Pilgrim Money Market Fund, ING Pilgrim Money Market Fund and Money Market Trust declare and become ex-dividend daily and pay dividends monthly. GNMA Fund, Strategic Income Fund and High Yield Fund declare and become ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

--------------------------------------------------------------------------------

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities with market values equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund may incur a delay in the realization of proceeds, it may incur a loss if the value of the collateral securing the repurchase agreement declines, and it may incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund had the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

J. Equalization. High Yield Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of purchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

K. Principles of Presentation. Certain reclassifications have been made to the prior period financial statements to conform to the current year presentation.

L. Recently Issued Accounting Standards. In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires Funds to classify gains and losses realized on principal paydowns received on mortgaged-backed securities previously included in realized gains/loss, as part of interest income. Adopting this principle does not affect the Funds' net asset value but does change the classification between interest income and realized gain/loss in the statements of operations. The adoption of this princple is not material to the financial statements.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six-month period ended September 30, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                             Purchases          Sales
                                             ---------          -----
GNMA Fund                                  $         --     $         --
National Tax-Exempt Bond Fund                 4,249,862        4,177,820
Intermediate Bond Fund                      175,496,239      176,971,879
Strategic Income Fund                        13,510,349       10,539,104
High Yield Fund                              99,058,112      116,586,095
High Yield Fund II                          126,056,485      148,191,583
High Yield Bond Fund                         77,955,684       74,731,214

U.S. Government Securities not included above were as follows:

                                             Purchases          Sales
                                             ---------          -----
GNMA Fund                                  $371,092,640     $248,887,267
National Tax-Exempt Bond Fund                        --               --
Intermediate Bond Fund                      150,435,976      133,196,436
Strategic Income Fund                        26,037,731       26,034,102
High Yield Fund                                      --               --
High Yield Fund II                                   --               --
High Yield Bond Fund                          2,545,289        2,544,340

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND
ADMINISTRATIVE FEES

GNMA Income Fund, Strategic Income Fund, High Yield Fund, High Yield Fund II, Pilgrim Money Market Fund and Money Market Trust have entered into an Investment Management Agreement with ING Pilgrim Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. ING Mutual Funds Management, LLC served as the manager of the National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund pursuant to an Investment Management Agreement. On April 30, 2001 ING Mutual Funds Management, LLC merged into ING Pilgrim Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Pilgrim Investments, LLC pursuant to the merger. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for National Tax-Exempt Bond and Intermediate Bond -- 0.50%; for Strategic Income Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Fund and High Yield II Fund -- 0.60%; for High Yield Bond Fund -- 0.65%; for Pilgrim Money Market Fund -- 0.35%; for ING Pilgrim Money Market Fund -- 0.25%; for Money Market Trust -- 0.50% for the first $500 million and 0.45% in excess of $500 million.

The fees payable to the Manager were discounted for the National Tax-Exempt Bond Fund, the Intermediate Bond Fund, the High Yield Bond Fund and the ING Pilgrim Money Market Fund by 75% in each Fund's first year of operations, and by 50% in each Fund's second year of operations.

Prior to May 21, 2001, the Manager did not charge a management fee for Pilgrim Money Market Fund since the Fund invested solely in another open-end regulated investment company. However, the Fund compensated the Manager with an administrative fee, computed daily and payable monthly, at an annual rate of 0.25% of average daily net assets.

IPG (the "Administrator"), serves as administrator to each Fund. The GNMA Income Fund, National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Bond Fund, Pilgrim Money Market Fund and Money Market Trust pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets. During the six-month period ended September 30, 2001, the Administrator waived the 0.10% fee for Money Market Trust.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                   Class A     Class B     Class C     Class I     Class M     Class Q      Class T
                                   -------     -------     -------     -------     -------     -------      -------
GNMA Fund                           0.25%       1.00%       1.00%         N/A       0.75%       0.25%       0.65%
National Tax-Exempt Bond Fund       0.35%       1.00%       1.00%         N/A         N/A         N/A         N/A
Intermediate Bond Fund              0.35%       1.00%       1.00%         N/A         N/A         N/A         N/A
Strategic Income Fund               0.35%       0.75%       0.75%         N/A         N/A       0.25%         N/A
High Yield Fund                     0.25%       1.00%       1.00%         N/A       0.75%       0.25%         N/A
High Yield Fund II                  0.35%       1.00%       1.00%         N/A         N/A       0.25%       0.65%
High Yield Bond Fund                0.35%       1.00%       1.00%         N/A         N/A         N/A         N/A
Pilgrim Money Market Fund           0.25%       1.00%       1.00%         N/A         N/A         N/A         N/A
ING Pilgrim Money Market Fund       0.75%       1.00%       1.00%         N/A         N/A         N/A         N/A
Money Market Trust                    N/A         N/A         N/A         N/A         N/A         N/A         N/A

During the six-month period ended September 30, 2001, the Distributor waived 0.10% of the Distribution fee for National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond Fund for Class A only and waived 0.40% of the Distribution Fee for ING Pilgrim Money Market Fund for Class A only.

--------------------------------------------------------------------------------

In addition, each of the Funds has entered into a Service Agreement with IPG whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

For the six-month period ended September 30, 2001, the Distributor has retained $62,249 as sales charges from the proceeds of Class A Shares sold, $112,871 from the proceeds of Class C Shares redeemed, and $38 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                            Accrued
                                          Accrued                         Shareholder
                                        Investment         Accrued        Services and
                                        Management     Administrative     Distribution
                                           Fees             Fees              Fees          Total
                                       ------------   ----------------   -------------   -----------
     GNMA Fund                           $252,501          $49,813          $182,459      $484,773
     National Tax-Exempt Bond Fund          5,011            2,011             7,636        14,658
     Intermediate Bond Fund                21,374            5,300            17,933        44,607
     Strategic Income Fund                 19,556               --            28,933        48,489
     High Yield Fund                       91,638               --           175,964       267,602
     High Yield Fund II                   127,177               --           176,672       303,849
     High Yield Bond Fund                  21,761            3,558            15,637        40,956
     Pilgrim Money Market Fund             29,604            8,442            51,265        89,311
     ING Pilgrim Money Market Fund        114,582            1,011           180,441       296,034
     Money Market Trust                    23,710               --                --        23,710

At September 30, 2001, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 91.9%, 49.6% and 62.2% of the shares outstanding of National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond Fund, respectively. At September 30, 2001, ING America Insurance Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 36.5% of the shares outstanding of Strategic Income Fund. At September 30, 2001, one shareholder held 6.0% of the shares outstanding of Intermediate Bond Fund and another shareholder held 5.0% of the shares outstanding of Lexington Money Market Trust. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 -- TRANSFER AGENT FEES

Expenses associated with transfer agent services are allocated to each class of shares of the Funds based on actual charges incurred.

For the six-month period ended September 30, 2001, transfer agent fees and expenses were:

                                  Class A     Class B   Class C   Class I   Class M   Class Q   Class T     Total
                                  -------     -------   -------   -------   -------   -------   -------     -----
GNMA Fund                        $318,390    $ 35,760   $11,958    $  --    $  183    $  172    $11,067   $377,530
National Tax-Exempt Bond Fund      18,105         575       308       --        --        --         --     18,988
Intermediate Bond Fund             26,888       2,551     3,509       --        --        --         --     32,948
Strategic Income Fund              36,593       8,565     4,696       --        --       114         --     49,968
High Yield Fund                    39,820      94,077     3,886       --     4,615        --         --    142,398
High Yield Fund II                 47,616     146,226    26,658       --        --     1,754     13,930    236,184
High Yield Bond Fund               48,605       8,030     1,928       --        --        --         --     58,563
Pilgrim Money Market Fund          42,480      22,301    14,814       --        --        --         --     79,595
ING Pilgrim Money Market Fund     360,657       1,782     1,603      772        --        --         --    364,814
Money Market Trust                 63,549          --        --       --        --        --         --     63,549

--------------------------------------------------------------------------------

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                                      Class A     Class B     Class C     Class I     Class M     Class Q      Class T
                                      -------     -------     -------     -------     -------     -------      -------
GNMA Fund                               1.29%    2.04%       2.04%         N/A         N/A       1.29%         N/A
National Tax-Exempt Bond Fund(1)        1.15%    1.90%       1.90%         N/A         N/A         N/A         N/A
Intermediate Bond Fund(2)               1.15%    1.90%       1.90%         N/A         N/A         N/A         N/A
Strategic Income Fund                   0.95%    1.35%       1.35%         N/A         N/A       0.85%         N/A
High Yield Fund                         1.10%    1.85%       1.85%         N/A       1.60%       1.10%         N/A
High Yield Fund II                      1.10%    1.75%       1.75%         N/A         N/A       1.00%       1.40%
High Yield Bond Fund(3)                 1.30%    2.05%       2.05%         N/A         N/A         N/A         N/A
Pilgrim Money Market Fund               1.50%    2.25%       2.25%         N/A         N/A         N/A         N/A
ING Pilgrim Money Market Fund           0.77%    1.41%       1.41%       0.31%         N/A         N/A         N/A
Money Market Trust                      1.00%      N/A         N/A         N/A         N/A         N/A         N/A

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

(1) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 0.96%, 1.71% and 1.71%, respectively.
(2) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 0.99%, 1.74% and 1.74%, respectively.
(3) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.04%, 1.79% and 1.79%, respectively.

NOTE 9 -- LINE OF CREDIT

National Tax-Exempt Bond Fund, Intermediate Bond Fund, Strategic Income Fund, High Yield Fund, High Yield Fund II, High Yield Bond Fund, Pilgrim Money Market Fund, ING Pilgrim Money Market Fund and Money Market Trust, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six-month period ended September 30, 2001, the Funds did not have any loans outstanding.

NOTE 10 -- WHEN ISSUED SECURITIES (GNMA FUND)

The GNMA Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 11 -- CONSTRUCTION LOAN SECURITIES (GNMA FUND)

The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                             Class A Shares
                                    ---------------------------------------------------------------
                                        Six              Three
                                    Months Ended     Months Ended     Year Ended        Year Ended
                                    September 30,      March 31,      December 31,     December 31,
                                         2001            2001             2000             1999
                                    -------------    ------------    -------------    -------------
GNMA Fund
 (Number of Shares)
Shares sold                            32,808,854       9,936,676       15,011,381       26,323,658
Shares issued in merger                        --       6,943,491               --               --
Shares issued as reinvestment of
 dividends                              1,326,175         578,344        2,343,091        2,253,632
Shares redeemed                       (29,499,187)     (9,201,160)     (20,138,470)     (14,047,603)
                                    -------------    ------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                            4,635,842       8,257,351       (2,783,998)      14,529,687
                                    =============    ============    =============    =============
GNMA Fund ($)
Shares sold                         $ 282,798,234    $ 84,029,800    $ 122,250,526    $ 220,636,961
Shares issued in merger                        --      59,085,277               --               --
Shares issued as reinvestment of
 dividends                             11,367,116       4,895,626       19,042,463       18,731,683
Shares redeemed                      (254,484,462)    (78,707,194)    (163,634,919)    (117,150,009)
                                    -------------    ------------    -------------    -------------
Net increase (decrease)             $  39,680,888    $ 69,303,509    $ (22,341,930)   $ 122,218,635
                                    =============    ============    =============    =============


                                                  Class B Shares                                Class C Shares
                                    -------------------------------------------  -------------------------------------------
                                        Six            Three                         Six            Three
                                     Months Ended   Months Ended   Period Ended  Months Ended   Months Ended    Period Ended
                                    September 30,     March 31,    December 31,  September 30,     March 31,     December 31,
                                        2001            2001          2000(1)        2001           2001           2000(2)
                                    ------------    ------------    ---------    ------------    ------------    -----------
GNMA Fund
 (Number of Shares)
Shares sold                            2,953,662       1,097,963      103,659       2,278,229         923,217        243,137
Shares issued in merger                       --       4,553,567           --              --         673,255             --
Shares issued as reinvestment of
 dividends                                78,078           1,539          455          26,769           2,350          1,667
Shares redeemed                       (1,049,254)       (249,233)        (977)       (984,523)       (220,849)       (26,606)
                                    ------------    ------------    ---------    ------------    ------------    -----------
Net increase (decrease) in shares
 outstanding                           1,982,486       5,403,836      103,137       1,320,475       1,377,973        218,198
                                    ============    ============    =========    ============    ============    ===========
GNMA Fund ($)
Shares sold                         $ 25,499,957    $  8,930,188    $ 858,288    $ 19,645,649    $  7,833,790    $ 2,009,330
Shares issued in merger                       --      38,677,635           --              --       5,719,720             --
Shares issued as reinvestment of
 dividends                               667,748          13,021        3,763         229,166          19,843         13,770
Shares redeemed                       (8,996,131)     (2,134,765)      (8,207)     (8,449,793)     (1,879,617)      (221,792)
                                    ------------    ------------    ---------    ------------    ------------    -----------
Net increase (decrease)             $ 17,171,574    $ 45,486,079    $ 853,844    $ 11,425,022    $ 11,693,736    $ 1,801,308
                                    ============    ============    =========    ============    ============    ===========


                                            Class M Shares                  Class Q Shares                  Class T Shares
                                    ------------------------------  -------------------------------  ------------------------------
                                    Six Months Ended  Period Ended  Six Months Ended   Period Ended  Six Months Ended  Period Ended
                                      September 30,     March 31,     September 30,      March 31,     September 30,     March 31,
                                          2001           2001(3)          2001            2001(3)          2001           2001(3)
                                       ---------       ---------        ---------        ---------      -----------    ------------
GNMA Fund
 (Number of Shares)
Shares sold                               14,546              --           43,191            7,106              172           1,580
Shares issued in merger                       --          34,197               --           50,391               --       2,061,429
Shares issued as reinvestment of
 dividends                                   626              --            1,680               --           40,677              --
Shares redeemed                           (4,516)         (5,567)          (9,148)          (2,397)        (409,703)        (17,618)
                                       ---------       ---------        ---------        ---------      -----------    ------------
Net increase (decrease) in shares
 outstanding                              10,656          28,630           35,723           55,100         (368,854)      2,045,391
                                       =========       =========        =========        =========      ===========    ============
GNMA Fund ($)
Shares sold                            $ 126,920       $      --        $ 374,339        $  54,840      $     1,501    $     13,580
Shares issued in merger                       --         311,809               --          428,802               --      17,054,525
Shares issued as reinvestment of
 dividends                                 5,367              --           14,407               --          348,564              --
Shares redeemed                          (38,760)        (47,654)         (78,308)         (20,517)      (3,515,526)       (151,310)
                                       ---------       ---------        ---------        ---------      -----------    ------------
Net increase (decrease)                $  93,527       $ 264,155        $ 310,438        $ 463,125      $(3,165,461)   $ 16,916,795
                                       =========       =========        =========        =========      ===========    ============

----------
(1)  Class B commenced operations on October 6, 2000.
(2)  Class C commenced operations of October 13, 2000.
(3)  Class M, Q and T commenced operations on February 26, 2001.

                                                     Class A Shares                                    Class B Shares
                                    ------------------------------------------------    -------------------------------------------
                                          Six             Five                                Six            Five
                                      Months Ended    Months Ended     Period Ended       Months Ended   Months Ended   Period Ended
                                     September 30,      March 31,       October 31,      September 30,     March 31,     October 31,
                                         2001            2001            2000(1)             2001           2001          2000(1)
                                     -----------     ------------      ------------       ---------      ---------       ---------
National Tax-Exempt Bond Fund
 (Number of Shares)
Shares sold                              110,987        1,636,567         2,048,913          32,512         34,375          32,812
Shares issued as reinvestment of
 dividends                                41,569           39,507            91,486             634            316             240
Shares redeemed                         (104,783)      (1,709,158)           (4,501)         (1,135)        (9,407)         (2,459)
                                     -----------     ------------      ------------       ---------      ---------       ---------
Net increase (decrease) in shares
 outstanding                              47,773          (33,084)        2,135,898          32,011         25,284          30,593
                                     ===========     ============      ============       =========      =========       =========
National Tax-Exempt Bond Fund ($)
Shares sold                          $ 1,168,331     $ 17,088,810      $ 20,400,991       $ 341,727      $ 354,273       $ 322,416
Shares issued as reinvestment of
 dividends                               435,291          410,013           984,828           6,631          3,289           2,650
Shares redeemed                       (1,103,673)     (17,888,862)          (45,034)        (11,875)       (96,246)        (24,143)
                                     -----------     ------------      ------------       ---------      ---------       ---------
Net increase (decrease)              $   499,949     $   (390,039)     $ 21,340,785       $ 336,483      $ 261,316       $ 300,923
                                     ===========     ============      ============       =========      =========       =========


                                                     Class C Shares
                                     ---------------------------------------------
                                           Six            Five
                                       Months Ended   Months Ended    Period Ended
                                      September 30,     March 31,     October 31,
                                           2001           2001          2000(1)
                                       ---------       --------       ---------
National Tax-Exempt Bond Fund
 (Number of Shares)
Shares sold                                1,905             --          42,818
Shares issued as reinvestment of
 dividends                                   517            586             380
Shares redeemed                          (15,101)        (2,062)             (4)
                                       ---------       --------       ---------
Net increase (decrease) in shares
 outstanding                             (12,679)        (1,476)         43,194
                                       =========       ========       =========
National Tax-Exempt Bond Fund ($)
Shares sold                            $  20,200       $     --       $ 428,611
Shares issued as reinvestment of
 dividends                                 5,410          6,084           3,841
Shares redeemed                         (157,840)       (21,500)            (39)
                                       ---------       --------       ---------
Net increase (decrease)                $(132,230)      $(15,416)      $ 432,413
                                       =========       ========       =========

----------
(1)  The fund commenced operations on November 8, 1999.

--------------------------------------------------------------------------------

                                                        Class A Shares
                               ----------------------------------------------------------------
                                Six Months          Five
                                   Ended        Months Ended       Year Ended      Period Ended
                               September 30,      March 31,       October 31,       October 31,
                                   2001             2001              2000            1999(1)
                              ------------      ------------     ------------      ------------
Intermediate Bond Fund
 (Number of Shares)
Shares sold                      2,436,837         2,799,804          742,508         4,290,518
Shares issued as
 reinvestment of dividends          90,958            87,297          210,814           142,631
Shares redeemed                 (1,909,846)       (2,728,504)      (1,217,143)       (1,029,165)
                              ------------      ------------     ------------      ------------
Net increase (decrease) in
 shares outstanding                617,949           158,597         (263,821)        3,403,984
                              ============      ============     ============      ============
Intermediate Bond Fund ($)
Shares sold                   $ 25,446,560      $ 27,656,049     $  6,951,913      $ 42,274,629
Shares issued as
 reinvestment of dividends         945,646           867,710        1,990,945         1,366,772
Shares redeemed                (19,963,274)      (26,982,543)     (11,378,033)       (9,831,107)
                              ------------      ------------     ------------      ------------
Net increase (decrease)       $  6,428,932      $  1,541,216     $ (2,435,175)     $ 33,810,294
                              ============      ============     ============      ============


                                                        Class B Shares
                              -------------------------------------------------------------------
                                Six Months            Five
                                  Ended           Months Ended        Year Ended     Period Ended
                              September 30,        March 31,         October 31,     October 31,
                                   2001               2001               2000          1999(1)
                                ----------      ------------        ------------    ------------
Intermediate Bond Fund
 (Number of Shares)
Shares sold                        491,066           126,479 (3)        197,117         328,463
Shares issued as
 reinvestment of dividends           6,832             6,008              9,518           5,663
Shares redeemed                    (52,363)          (16,667)          (254,916)       (126,073)
                                ----------      ------------        ------------    ------------
Net increase (decrease) in
 shares outstanding                445,535           115,820            (48,281)        208,053
                                ==========      ============        ============    ============
Intermediate Bond Fund ($)
Shares sold                     $5,147,907      $  1,282,225 (3)    $ 1,832,353     $ 3,175,052
Shares issued as
 reinvestment of dividends          71,139            59,681             95,747          53,854
Shares redeemed                   (540,657)         (165,234)        (2,372,024)     (1,197,919)
                                ----------      ------------        ------------    ------------
Net increase (decrease)         $4,678,389      $  1,176,672        $  (443,924)    $ 2,030,987
                                ==========      ============        ============    ============


                                                                           Class C Shares
                                                 ------------------------------------------------------------------
                                                 Six Months Ended   Five Months Ended    Year Ended    Period Ended
                                                     Sept. 30,          March 31,        October 31,    October 31,
                                                       2001                2001             2000          1999(1)
                                                    ----------      ------------        ----------     ----------
Intermediate Bond Fund
 (Number of Shares)
Shares sold                                            267,138           235,675           479,308        113,633
Shares issued as reinvestment of dividends               9,781            15,272            15,231          2,468
Shares redeemed                                        (59,599)         (363,308)          (58,433)        (1,241)
                                                    ----------      ------------        ----------     ----------
Net increase (decrease) in shares outstanding          217,320          (112,361)          436,106        114,860
                                                    ==========      ============        ==========     ==========
Intermediate Bond Fund ($)
Shares sold                                         $2,796,162      $  2,308,946        $4,500,995     $1,097,966
Shares issued as reinvestment of dividends             101,714           151,721           157,438         23,450
Shares redeemed                                       (610,886)       (3,634,603)         (542,480)       (11,653)
                                                    ----------      ------------        ----------     ----------
Net increase (decrease)                             $2,286,990      $ (1,173,936)       $4,115,953     $1,109,763
                                                    ==========      ============        ==========     ==========


                                                                Class X Shares(4)
                                                -------------------------------------------------
                                                 Five Months Ended    Year Ended    Period Ended
                                                     March 31,       October 31,    October 31,
                                                        2001             2000         1999(2)
                                                     ----------      ----------    ------------
Intermediate Bond Fund
 (Number of Shares)
Shares sold                                                   1          35,831         233,086
Shares issued as reinvestment of dividends                   --           4,185           4,011
Shares redeemed                                         (58,228)(3)     (88,834)       (130,052)
                                                     ----------      ----------    ------------
Net increase (decrease) in shares outstanding           (58,227)        (48,818)        107,045
                                                     ==========      ==========    ============
Intermediate Bond Fund ($)
Shares sold                                          $        8      $  341,592    $  2,271,631
Shares issued as reinvestment of dividends                   --          42,046          38,177
Shares redeemed                                        (607,398)(3)    (836,710)     (1,248,812)
                                                     ----------      ----------    ------------
Net increase (decrease)                              $ (607,390)     $ (453,072)   $  1,060,996
                                                     ==========      ==========    ============

----------
(1)  Classes A, B and C Shares commenced operations on December 15, 1998.
(2)  Class X Shares commenced operations on January 11, 1999.
(3) Amounts reflect 57,507 of Class X shares, valued at $550,587, that were converted into Class B shares on November 17, 2000.
(4) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

                                                    Class A Shares                              Class B Shares
                                    -------------------------------------------   -----------------------------------------
                                         Six             Nine                          Six            Nine
                                    Months Ended     Months Ended    Year Ended   Months Ended    Months Ended   Year Ended
                                    September 30,      March 31,      June 30,    September 30,    March 31,      June 30,
                                        2001             2001           2000          2001            2001          2000
                                    ------------    ------------    -----------    -----------    -----------    -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                            1,398,724         518,725        604,669        341,482        408,264        235,490
Shares issued in merger                       --       3,150,703             --             --         92,272             --
Shares issued as reinvestment of
 dividends                               100,219           4,630         11,483         13,450          4,913         16,764
Shares redeemed                       (1,545,486)       (583,744)      (607,655)      (178,780)      (112,217)      (333,238)
                                    ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                             (46,543)      3,090,314          8,497        176,152        393,232        (80,984)
                                    ============    ============    ===========    ===========    ===========    ===========
Strategic Income Fund ($)
Shares sold                         $ 16,012,509    $  7,106,388    $ 7,329,922    $ 3,813,214    $ 4,695,326    $ 2,807,321
Shares issued in merger                       --      37,188,186             --             --      1,064,000             --
Shares issued as reinvestment of
 dividends                             1,146,094          54,593        139,358        150,343         56,288        199,456
Shares redeemed                      (17,692,223)     (6,920,354)    (7,363,256)    (1,999,537)    (1,297,614)    (3,971,439)
                                    ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease)             $   (533,620)   $ 37,428,813    $   106,024    $ 1,964,020    $ 4,518,000    $  (964,662)
                                    ============    ============    ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------

                                                      Class C Shares                                   Class Q Shares
                                     ------------------------------------------------     -----------------------------------------
                                          Six              Nine                               Six             Nine
                                     Months Ended      Months Ended      Year Ended       Months Ended    Months Ended   Year Ended
                                     September 30,       March 31,        June 30,        September 30,     March 31,      June 30,
                                         2001             2001             2000               2001           2001           2000
                                      -----------      -----------      ------------      -----------      ---------      --------
Strategic Income Fund
 (Number of Shares)
Shares sold                               385,995          546,942           594,925          152,221         38,536         5,652
Shares issued in merger                        --            3,821                --               --             --            --
Shares issued as reinvestment of
 dividends                                  5,706            3,185            11,584              779            462         1,233
Shares redeemed                          (373,355)        (445,234)         (905,931)        (146,206)       (37,766)       (1,293)
                                      -----------      -----------      ------------      -----------      ---------      --------
Net increase (decrease) in shares
 outstanding                               18,346          108,714          (299,422)           6,794          1,232         5,592
                                      ===========      ===========      ============      ===========      =========      ========
Strategic Income Fund ($)
Shares sold                           $ 4,499,605      $ 6,606,970      $  7,361,851      $ 1,636,404      $ 429,146      $ 64,150
Shares issued in merger                        --           46,034                --               --             --            --
Shares issued as reinvestment of
 dividends                                 66,742           38,209           143,424            8,428          5,116        14,212
Shares redeemed                        (4,351,034)      (5,322,378)      (11,234,101)      (1,576,907)      (418,017)      (14,990)
                                      -----------      -----------      ------------      -----------      ---------      --------
Net increase (decrease)               $   215,313      $ 1,368,835      $ (3,728,826)     $    67,925      $  16,245      $ 63,372
                                      ===========      ===========      ============      ===========      =========      ========


                                                   Class A Shares                                   Class B Shares
                                    ---------------------------------------------   --------------------------------------------
                                        Six             Nine                             Six             Nine
                                    Months Ended    Months Ended     Year Ended     Months Ended     Months Ended     Year Ended
                                    September 30,     March 31,       June 30,      September 30,      March 31,        June 30,
                                        2001            2001            2000             2001            2001            2000
                                    ------------    ------------    -------------    ------------    ------------    ------------
High Yield Fund
 (Number of Shares)
Shares sold                           25,218,760      15,745,272       18,403,831       3,062,450       5,309,475      10,007,643
Shares issued as reinvestment of
 dividends                               380,666         646,613          992,628         625,056         995,556       1,441,815
Shares redeemed                      (26,550,084)    (19,153,331)     (24,529,807)     (5,682,762)     (9,975,735)    (15,933,643)
                                    ------------    ------------    -------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (950,658)     (2,761,446)      (5,133,348)     (1,995,256)     (3,670,704)     (4,484,185)
                                    ============    ============    =============    ============    ============    ============
High Yield Fund ($)
Shares sold                         $ 93,586,499    $ 66,608,855    $  97,912,317    $ 11,323,869    $ 22,503,028    $ 55,282,605
Shares issued as reinvestment of
 dividends                             1,414,247       2,819,377        5,460,638       2,315,741       4,335,584       7,894,426
Shares redeemed                      (97,679,969)    (82,304,218)    (131,398,105)    (20,712,372)    (43,506,185)    (86,943,865)
                                    ------------    ------------    -------------    ------------    ------------    ------------
Net increase (decrease)             $ (2,679,223)   $(12,875,986)   $ (28,025,150)   $ (7,072,762)   $(16,667,573)   $(23,766,834)
                                    ============    ============    =============    ============    ============    ============


                                                  Class C Shares
                                   -------------------------------------------
                                       Six            Nine
                                   Months Ended   Months Ended     Year Ended
                                   September 30,    March 31,       June 30,
                                        2001          2001            2000
                                    -----------    -----------    ------------
High Yield Fund
 (Number of Shares)
Shares sold                             255,022      2,026,872       2,837,111
Shares issued as reinvestment of
 dividends                               28,298         34,886          28,522
Shares redeemed                        (410,558)    (1,825,857)     (1,778,397)
                                    -----------    -----------    ------------
Net increase (decrease) in shares
 outstanding                           (127,238)       235,901       1,087,236
                                    ===========    ===========    ============
High Yield Fund ($)
Shares sold                         $   953,588    $ 9,115,727    $ 15,174,843
Shares issued as reinvestment of
 dividends                              104,688        151,350         153,864
Shares redeemed                      (1,470,835)    (8,303,880)     (9,243,746)
                                    -----------    -----------    ------------
Net increase (decrease)             $  (412,559)   $   963,197    $  6,084,961
                                    ===========    ===========    ============


                                                     Class M Shares                                    Class Q Shares
                                       -----------------------------------------------     --------------------------------------
                                           Six              Nine                               Six          Nine
                                       Months Ended     Months Ended       Year Ended      Months Ended  Months Ended  Year Ended
                                       September 30,      March 31,         June 30,       September 30,   March 31,     June 30,
                                           2001             2001              2000             2001          2001         2000
                                        -----------      -----------      ------------        ------       --------       ----
High Yield Fund
 (Number of Shares)
Shares sold                                  15,815           95,583           127,747           816          3,863         --
Shares issued as reinvestment of
 dividends                                   50,181          101,388           188,400            --            218         --
Shares redeemed                            (299,912)        (909,049)       (1,858,983)           --         (4,080)        --
                                        -----------      -----------      ------------        ------       --------        ---
Net increase (decrease) in shares
 outstanding                               (233,916)        (712,078)       (1,542,836)          816              1         --
                                        ===========      ===========      ============        ======       ========        ===
High Yield Fund ($)
Shares sold                             $    57,897      $   395,381      $    705,631        $2,873       $ 19,119        $--
Shares issued as reinvestment of
 dividends                                  186,495          444,144         1,036,966             1            957          2
Shares redeemed                          (1,096,843)      (3,916,982)      (10,086,399)           --        (15,911)        --
                                        -----------      -----------      ------------        ------       --------        ---
Net increase (decrease)                 $  (852,451)     $(3,077,457)     $ (8,343,802)       $2,874       $  4,165        $ 2
                                        ===========      ===========      ============        ======       ========        ===

--------------------------------------------------------------------------------

                                                     Class A Shares
                                      -----------------------------------------------
                                           Six              Nine
                                      Months Ended      Months Ended       Year Ended
                                      September 30,       March 31,         June 30,
                                          2001              2001              2000
                                      ------------      ------------      ------------
High Yield Fund II
 (Number of Shares)
Shares sold                              4,114,384         3,446,818         2,024,176
Shares issued in merger                         --         3,571,051         1,920,197
Shares issued as reinvestment of
 dividends                                 219,405           147,603            85,848
Shares redeemed                         (4,323,218)       (3,995,119)       (2,296,078)
                                      ------------      ------------      ------------
Net increase (decrease) in shares
 outstanding                                10,571         3,170,353         1,734,143
                                      ============      ============      ============
High Yield Fund II ($)
Shares sold                           $ 33,651,807      $ 68,146,350      $ 22,289,353
Shares issued in merger                         --        31,382,187        21,258,924
Shares issued as reinvestment of
 dividends                               1,759,272         1,393,773           948,687
Shares redeemed                        (35,019,172)      (37,459,282)      (25,459,352)
                                      ------------      ------------      ------------
Net increase (decrease)               $    391,907      $ 63,463,028      $ 19,037,612
                                      ============      ============      ============


                                                      Class B Shares                                  Class C Shares
                                      ---------------------------------------------   --------------------------------------------
                                          Six              Nine                           Six             Nine
                                      Months Ended     Months Ended    Year Ended     Months Ended    Months Ended    Year Ended
                                      September 30,      March 31,       June 30,     September 30,     March 31,       June 30,
                                          2001             2001            2000            2001           2001            2000
                                      ------------    -------------    ------------    -----------    ------------    ------------
High Yield Fund II
 (Number of Shares)
Shares sold                              1,280,144        1,020,908         696,890        559,930       1,019,125         835,807
Shares issued in merger                         --       12,288,479       6,815,662             --       2,033,709         876,081
Shares issued as reinvestment of
 dividends                                 393,820          217,419         173,796         75,756          38,546          60,087
Shares redeemed                         (2,344,262)      (2,284,363)     (1,757,346)    (1,052,151)     (1,406,811)     (1,223,652)
                                      ------------    -------------    ------------    -----------    ------------    ------------
Net increase (decrease) in shares
 outstanding                              (670,298)      11,242,443       5,929,002       (416,465)      1,684,569         548,323
                                      ============    =============    ============    ===========    ============    ============
High Yield Fund II ($)
Shares sold                           $ 10,479,392    $ 118,247,344    $  7,778,149    $ 4,652,720    $ 29,857,628    $  9,284,852
Shares issued in merger                         --      108,181,979      75,437,662             --      17,904,896       9,698,640
Shares issued as reinvestment of
 dividends                               3,166,599        2,064,653       1,923,761        609,073         365,478         667,948
Shares redeemed                        (19,136,585)     (21,596,811)    (19,459,549)    (8,584,106)    (13,234,360)    (13,540,976)
                                      ------------    -------------    ------------    -----------    ------------    ------------
Net increase (decrease)               $ (5,490,594)   $ 206,897,165    $ 65,680,023    $(3,322,313)   $ 34,893,642    $  6,110,464
                                      ============    =============    ============    ===========    ============    ============


                                                      Class Q Shares                                 Class T Shares
                                       --------------------------------------------   -------------------------------------------
                                           Six             Nine                            Six           Nine
                                       Months Ended    Months Ended     Year Ended    Months Ended   Months Ended   Period Ended
                                       September 30,     March 31,       June 30,     September 30,    March 31,       June 30,
                                           2001            2001            2000            2001           2001          2000(1)
                                        -----------    ------------    ------------    -----------    -----------    ------------
High Yield Fund II
 (Number of Shares)
Shares sold                                 334,406         953,432       1,176,601          5,001          3,731          42,193
Shares issued in merger                          --              --              --             --             --       3,237,823
Shares issued as reinvestment of
 dividends                                   17,322          30,998          38,331         82,830        115,386          45,794
Shares redeemed                            (370,340)     (1,271,213)       (857,666)      (477,927)      (890,992)       (426,380)
                                        -----------    ------------    ------------    -----------    -----------    ------------
Net increase (decrease) in shares
 outstanding                                (18,612)       (286,783)        357,266       (390,096)      (771,875)      2,899,430
                                        ===========    ============    ============    ===========    ===========    ============
High Yield Fund II ($)
Shares sold                             $ 2,724,533    $  8,874,061    $ 12,941,570    $    39,975    $    36,929    $    467,407
Shares issued in merger                          --              --              --             --             --      35,837,128
Shares issued as reinvestment of
 dividends                                  138,706         300,645         431,200        666,279      1,098,699         495,594
Shares redeemed                          (2,953,918)    (12,170,488)     (9,622,674)    (3,924,537)    (8,630,230)     (4,680,068)
                                        -----------    ------------    ------------    -----------    -----------    ------------
Net increase (decrease)                 $   (90,679)   $ (2,995,782)   $  3,750,096    $(3,218,283)   $(7,494,602)   $ 32,120,061
                                        ===========    ============    ============    ===========    ===========    ============

----------
(1)  Class T Shares commenced operations on March 31, 2000.

--------------------------------------------------------------------------------

                                                                      Class A Shares
                                               ----------------------------------------------------------
                                                    Six           Five
                                               Months Ended   Months Ended     Year Ended   Period Ended
                                               September 30,    March 31,      October 31,   October 31,
                                                   2001           2001            2000         1999(1)
                                                -----------    -----------    -----------    ------------
High Yield Bond Fund
 (Number of Shares)
Shares sold                                         998,177        539,752        795,930       2,950,126
Shares issued as reinvestment of dividends          162,845        139,603        308,536         184,187
Shares redeemed                                    (926,589)      (702,638)      (572,787)        (69,091)
                                                -----------    -----------    -----------    ------------
Net increase (decrease) in shares outstanding       234,433        (23,283)       531,679       3,065,222
                                                ===========    ===========    ===========    ============
High Yield Bond Fund ($)
Shares sold                                     $ 8,844,711    $ 5,066,037    $ 7,879,297    $ 29,549,612
Shares issued as reinvestment of dividends        1,461,229      1,305,475      3,000,374       1,855,772
Shares redeemed                                  (8,225,334)    (6,625,140)    (5,535,027)       (693,436)
                                                -----------    -----------    -----------    ------------
Net increase (decrease)                         $ 2,080,606    $  (253,628)   $ 5,344,644    $ 30,711,948
                                                ===========    ===========    ===========    ============


                                                                       Class B Shares
                                               ------------------------------------------------------------
                                                   Six             Five
                                               Months Ended    Months Ended      Year Ended    Period Ended
                                               September 30,     March 31,       October 31,    October 31,
                                                   2001            2001              2000         1999(1)
                                                -----------    -----------       -----------    -----------
High Yield Bond Fund
 (Number of Shares)
Shares sold                                         276,547        177,908(3)        263,509        245,269
Shares issued as reinvestment of dividends           14,868         12,429            17,410          4,506
Shares redeemed                                    (145,381)       (54,389)         (118,328)       (11,685)
                                                -----------    -----------       -----------    -----------
Net increase (decrease) in shares outstanding       146,034        135,948           162,591        238,090
                                                ===========    ===========       ===========    ===========
High Yield Bond Fund ($)
Shares sold                                     $ 2,478,143    $ 1,730,356(3)    $ 2,578,002    $ 2,474,568
Shares issued as reinvestment of dividends          133,549        123,744           169,541         45,149
Shares redeemed                                  (1,301,966)      (513,327)       (1,156,802)      (116,958)
                                                -----------    -----------       -----------    -----------
Net increase (decrease)                         $ 1,309,726    $ 1,340,773       $ 1,590,741    $ 2,402,759
                                                ===========    ===========       ===========    ===========


                                                                           Class C Shares
                                                --------------------------------------------------------------------
                                                 Six Months Ended   Five Months Ended    Year Ended    Period Ended
                                                   September 30,        March 31,        October 31,    October 31,
                                                       2001                2001             2000          1999(1)
                                                     ---------          ---------        -----------     ---------
High Yield Bond Fund
 (Number of Shares)
Shares sold                                             23,844             23,538            117,601        77,919
Shares issued as reinvestment of dividends               4,334              4,599              9,355         1,787
Shares redeemed                                        (21,899)           (58,698)           (33,988)       (1,994)
                                                     ---------          ---------        -----------     ---------
Net increase (decrease) in shares outstanding            6,279            (30,561)            92,968        77,712
                                                     =========          =========        ===========     =========
High Yield Bond Fund ($)
Shares sold                                          $ 214,065          $ 220,015        $ 1,149,721     $ 784,122
Shares issued as reinvestment of dividends              38,924             42,924             90,648        17,932
Shares redeemed                                       (192,164)          (553,239)          (328,499)      (19,911)
                                                     ---------          ---------        -----------     ---------
Net increase (decrease)                              $  60,825          $(290,300)       $   911,870     $ 782,143
                                                     =========          =========        ===========     =========


                                                                 Class X Shares(4)
                                                --------------------------------------------------
                                                Five Months Ended      Year Ended     Period Ended
                                                    March 31,          October 31,     October 31,
                                                      2001                2000           1999(2)
                                                   -----------          ---------       ---------
High Yield Bond Fund
 (Number of Shares)
Shares sold                                              2,714             47,258          87,496
Shares issued as reinvestment of dividends                  --              8,397           3,023
Shares redeemed                                       (116,250)(3)        (29,041)         (3,597)
                                                   -----------          ---------       ---------
Net increase (decrease) in shares outstanding         (113,536)            26,614          86,922
                                                   ===========          =========       =========
High Yield Bond Fund ($)
Shares sold                                        $    25,056          $ 462,208       $ 885,049
Shares issued as reinvestment of dividends                  --             75,035          30,325
Shares redeemed                                     (1,165,012)(3)       (276,571)        (35,782)
                                                   -----------          ---------       ---------
Net increase (decrease)                            $(1,139,956)         $ 260,672       $ 879,592
                                                   ===========          =========       =========


                                                      Class A Shares
                                    ---------------------------------------------------
                                         Six              Nine
                                     Months Ended     Months Ended        Period Ended
                                    September 30,       March 31,            June 30,
                                         2001             2001               2000(5)
                                    -------------    ---------------    ---------------
Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                           412,299,118      1,150,554,753      1,169,128,592
Shares issued as reinvestment of
 dividends                                717,841          1,351,356            401,613
Shares redeemed                      (436,584,121)    (1,154,040,303)    (1,094,099,819)
                                    -------------    ---------------    ---------------
Net increase (decrease) in shares
 outstanding                          (23,567,162)        (2,134,194)        75,430,386
                                    =============    ===============    ===============
Pilgrim Money Market Fund ($)
Shares sold                         $ 412,299,118    $ 1,150,554,753    $ 1,169,128,592
Shares issued as reinvestment of
 dividends                                717,841          1,351,356            401,613
Shares redeemed                      (436,584,121)    (1,154,036,641)    (1,094,099,819)
                                    -------------    ---------------    ---------------
Net increase (decrease)             $ (23,567,162)   $    (2,130,532)   $    75,430,386
                                    =============    ===============    ===============


                                                    Class B Shares                                 Class C Shares
                                     --------------------------------------------    ----------------------------------------------
                                          Six            Nine                            Six             Nine
                                     Months Ended    Months Ended    Period Ended    Months Ended     Months Ended     Period Ended
                                     September 30,     March 31,       June 30,      September 30,      March 31,         June 30,
                                         2001            2001           2000(6)          2001             2001            2000(6)
                                     ------------    ------------    ------------    -------------    -------------    ------------
Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                            31,354,273      68,493,003      61,428,458      119,907,623      223,189,271      63,807,062
Shares issued as reinvestment
 of dividends                             298,313         431,723         197,336          163,116          261,553          62,389
Shares redeemed                       (25,689,989)    (48,838,827)    (49,590,590)    (130,227,899)    (201,473,468)    (58,438,711)
                                     ------------    ------------    ------------    -------------    -------------    ------------
Net increase (decrease) in
 shares outstanding                     5,962,597      20,085,899      12,035,204      (10,157,160)      21,977,356       5,430,740
                                     ============    ============    ============    =============    =============    ============
Pilgrim Money Market Fund ($)
Shares sold                          $ 31,354,273    $ 68,493,003    $ 61,428,458    $ 119,907,623    $ 223,189,271    $ 63,807,062
Shares issued as reinvestment
 of dividends                             298,313         431,723         197,336          163,116          261,553          62,389
Shares redeemed                       (25,689,989)    (48,838,828)    (49,590,590)    (130,227,899)    (201,473,468)    (58,438,711)
                                     ------------    ------------    ------------    -------------    -------------    ------------
Net increase (decrease)              $  5,962,597    $ 20,085,898    $ 12,035,204    $ (10,157,160)   $  21,977,356    $  5,430,740
                                     ============    ============    ============    =============    =============    ============

----------
(1)  Class A, B and C Shares commenced operations on December 15, 1998.
(2)  Class X Shares commenced operations on January 11, 1999.
(3) Amounts reflect 115,804 of Class X shares, valued at $1,069,603, that were converted into Class B shares on November 17, 2000.
(4) Effective November 17, 2000, Class X Shares are no longer being offered for sale.
(5)  Class A Shares commenced operations on July 12, 1999.
(6)  Class B and C Shares commenced operations on November 24, 1999.

--------------------------------------------------------------------------------


                                                                  Class A Shares
                                        ----------------------------------------------------------------
                                             Six             Five
                                        Months Ended      Months Ended     Year Ended      Period Ended
                                        September 30,       March 31,      October 31,      October 31,
                                            2001              2001            2000            1999(1)
                                        -------------    -------------    -------------    -------------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                               441,769,605      431,641,207      880,095,214      325,378,899
Shares issued as reinvestment of
 dividends                                  9,378,217       11,100,736       19,495,251        3,010,550
Shares redeemed                          (401,688,065)    (367,751,613)    (687,044,099)    (100,268,229)
                                        -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                               49,459,757       74,990,330      212,546,366      228,121,220
                                        =============    =============    =============    =============
ING Pilgrim Money Market Fund ($)
Shares sold                             $ 441,769,362    $ 431,641,207    $ 880,095,214    $ 325,378,899
Shares issued as reinvestment of
 dividends                                  9,378,217       11,100,736       19,495,251        3,010,550
Shares redeemed                          (401,688,065)    (367,751,613)    (687,044,099)    (100,268,229)
                                        -------------    -------------    -------------    -------------
Net increase (decrease)                 $  49,459,514    $  74,990,330    $ 212,546,366    $ 228,121,220
                                        =============    =============    =============    =============


                                                               Class B Shares
                                       --------------------------------------------------------------
                                           Six              Five
                                       Months Ended     Months Ended       Year Ended    Period Ended
                                       September 30,      March 31,        October 31,    October 31,
                                           2001             2001              2000          1999(1)
                                         ---------      -----------       ------------    -----------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                                185,505        1,038,248(4)      11,939,590      1,897,590
Shares issued as reinvestment of
 dividends                                  37,571           62,429            120,224          7,368
Shares redeemed                           (648,653)      (1,091,847)       (10,526,771)      (734,755)
                                         ---------      -----------       ------------    -----------
Net increase (decrease) in shares
 outstanding                              (425,577)           8,830          1,533,043      1,170,203
                                         =========      ===========       ============    ===========
ING Pilgrim Money Market Fund ($)
Shares sold                              $ 185,470      $ 1,038,248(4)    $ 11,939,590    $ 1,897,590
Shares issued as reinvestment of
 dividends                                  37,571           62,429            120,224          7,368
Shares redeemed                           (648,653)      (1,091,847)       (10,526,772)      (734,755)
                                         ---------      -----------       ------------    -----------
Net increase (decrease)                  $(425,612)     $     8,830       $  1,533,042    $ 1,170,203
                                         =========      ===========       ============    ===========


                                                               Class C Shares
                                         -----------------------------------------------------------
                                             Six             Five
                                         Months Ended    Months Ended     Year Ended    Period Ended
                                         September 30,     March 31,      October 31,     October 31,
                                             2001            2001            2000          1999(1)
                                          ---------      -----------     -----------      ---------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                                  18,268        1,847,196       4,458,551        675,705
Shares issued as reinvestment of
 dividends                                   35,437           45,292          38,998          5,450
Shares redeemed                            (864,384)      (1,344,060)     (2,907,001)      (239,212)
                                          ---------      -----------     -----------      ---------
Net increase (decrease) in shares
 outstanding                               (810,679)         548,428       1,590,548        441,943
                                          =========      ===========     ===========      =========
ING Pilgrim Money Market Fund ($)
Shares sold                               $  18,249      $ 1,847,196     $ 4,458,551      $ 675,705
Shares issued as reinvestment of
 dividends                                   35,437           45,292          38,998          5,450
Shares redeemed                            (864,384)      (1,344,060)     (2,907,002)      (239,212)
                                          ---------      -----------     -----------      ---------
Net increase (decrease)                   $(810,698)     $   548,428     $ 1,590,547      $ 441,943
                                          =========      ===========     ===========      =========



                                                                Class I Shares
                                         -------------------------------------------------------------
                                              Six            Five
                                          Months Ended   Months Ended      Year Ended     Period Ended
                                         September 30,    March 31,        October 31,    October 31,
                                              2001           2001             2000          1999(2)
                                            --------      -----------     ------------     ----------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                                       --               --       39,600,100      1,901,244
Shares issued as reinvestment of
 dividends                                   235,672          251,087          863,004          5,232
Shares redeemed                                   --       (1,494,250)     (30,307,606)            --
                                            --------      -----------     ------------     ----------
Net increase (decrease) in shares
 outstanding                                 235,672       (1,243,163)      10,155,498      1,906,476
                                            ========      ===========     ============     ==========
ING Pilgrim Money Market Fund ($)
Shares sold                                 $     --      $        --     $ 39,600,100     $1,901,244
Shares issued as reinvestment of
 dividends                                   235,672          251,087          863,004          5,232
Shares redeemed                                   --       (1,494,250)     (30,307,606)            --
                                            --------      -----------     ------------     ----------
Net increase (decrease)                     $235,672      $(1,243,163)    $ 10,155,498     $1,906,476
                                            ========      ===========     ============     ==========


                                                                    Class X Shares(5)
                                                    ------------------------------------------------
                                                    Five Months Ended    Year Ended     Period Ended
                                                        March 31,       October 31,     October 31,
                                                          2001              2000          1999(3)
                                                       ---------        -----------     -----------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                                                6,199          1,107,597       2,378,957
Shares issued as reinvestment of dividends                    --             21,226          19,653
Shares redeemed                                         (388,098)(4)     (2,258,571)       (886,834)
                                                       ---------        -----------     -----------
Net increase (decrease) in shares outstanding           (381,899)        (1,129,748)      1,511,776
                                                       =========        ===========     ===========
ING Pilgrim Money Market Fund ($)
Shares sold                                            $   6,199        $ 1,107,597     $ 2,378,957
Shares issued as reinvestment of dividends                    --             21,226          19,653
Shares redeemed                                         (388,098)(4)     (2,258,570)       (886,834)
                                                       ---------        -----------     -----------
Net increase (decrease)                                $(381,899)       $(1,129,747)    $ 1,511,776
                                                       =========        ===========     ===========

----------
(1)  Class A, B, and C Shares commenced operations on December 15, 1998.
(2)  Class I Shares commenced operations on October 13, 1999.
(3)  Class X Shares commenced operations on January 20, 1999.
(4) Amounts reflect 381,646 of Class X shares, valued at $381,646, that were converted into Class B shares on November 17, 2000.
(5) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

--------------------------------------------------------------------------------


                                                          Six             Three
                                                      Months Ended    Months Ended      Year Ended        Year Ended
                                                     September 30,      March 31,      December 31,      December 31,
                                                          2001            2001             2000              1999
                                                     ------------     ------------     -------------     -------------
Money Market Trust
 (Number of Shares)
Shares sold                                            15,323,026       16,156,660        85,250,442       100,237,881
Shares issued as reinvestment of dividends                933,206          724,771         4,121,169         3,418,339
Shares redeemed                                       (21,671,945)     (16,555,408)     (124,370,412)      (93,294,926)
                                                     ------------     ------------     -------------     -------------
Net increase (decrease) in shares outstanding          (5,415,713)         326,023       (34,998,801)       10,361,294
                                                     ============     ============     =============     =============
Money Market Trust ($)
Shares sold                                          $ 15,323,026     $ 16,156,660     $  85,250,442     $ 100,237,881
Shares issued as reinvestment of dividends                933,206          724,771         4,121,169         3,418,339
Shares redeemed                                       (21,671,945)     (16,555,408)     (124,370,412)      (93,294,926)
                                                     ------------     ------------     -------------     -------------
Net increase (decrease)                              $ (5,415,713)    $    326,023     $ (34,998,801)    $  10,361,294
                                                     ============     ============     =============     =============

NOTE 13 -- FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 2001, the Strategic Income Fund had the following forward foreign currency contracts:

Currency                          In                              Net
   to              Settlement   Exchange                 Unrealized Appreciation
  Sell                Date        For          Value$       (Depreciation)
  ----                ----        ---          ------       --------------
EURO                            USD
EUR 871,000        11/21/01     $  791,405    $ 802,278        $  10,873
British Pound                   USD
GBP 2,027,000      11/21/01      2,971,674    2,952,731          (18,943)
                                                               ---------
                                                               $  (8,070)
                                                               =========

NOTE 14 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, Strategic Income Fund, High Yield Fund and High Yield Fund II had 8.92%, 12.11% and 39.70%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 2001, the Strategic Income Fund held the following defaulted securities: Classic Cable, Inc., Sterling Chemicals, Inc., WinStar Communications, Inc. and Viatel, Inc. The aggregate value for these securities was $640,750. The High Yield Fund held Zilog, Inc., a security in default with a value of $818,125. The High Yield Fund II held the following defaulted securities: Classic Cable, Inc., Exodus Communications, Inc., ICG Services, Inc., Poland Telecommunications Finance BV, Richmont Marketing Specialists, Inc., Russell-Stanley Holdings, Inc., SA Telecommunications, Inc., Source Media, Inc., Sterling Chemicals,
Inc., US Interactive, Viatel, Inc., WinStar Communications, Inc. and Zilog, Inc. The aggregate value for these securities was $15,234,325.

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

--------------------------------------------------------------------------------

NOTE 15 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD


At March 31, 2001, capital loss carryforwards were as follows:



                                                   Expiration
                                    Amount           Dates
                                --------------   -------------
GNMA Fund                        $ 15,944,450    2003 to 2008
National-Tax Exempt Bond Fund          58,032        2008
Strategic Income Fund               7,375,189    2006 to 2009
High Yield Fund                   106,986,801    2002 to 2009
High Yield Fund II                348,293,074    2004 to 2009
High Yield Bond Fund                  904,574        2008

During the period ended March 31, 2001, $1,301,325 of capital loss carryforwards of High Yield Fund II expired.

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended March 31, 2001, the Funds elected to defer losses occurring between November 1, 2000 and March 31, 2001 as follows:

                              Post October
                            capital/currency
   Fund                     losses deferred
   ----                     ---------------
Intermediate Bond Fund        $   108,808
Strategic Income Fund             166,952
High Yield Fund                43,400,212
High Yield Fund II             11,203,875
High Yield Bond Fund              577,558

NOTE 16 -- CHANGES IN THE FUND'S YEAR-END

Effective March 31, 2001 the Funds changed their fiscal year-end to March 31 from: June 30 for Strategic Income Fund, High Yield Fund, High Yield Fund II and Pilgrim Money Market Fund; October 31 for National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund; December 31 for GNMA Income Fund and Lexington Money Market Trust. This change was done to facilitate the administration of the Funds.

NOTE 17 -- REORGANIZATIONS

On February 23, 2001 and March 23, 2001, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 12 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                            Acquired Fund
                                                                                                             Unrealized
   Acquiring                   Acquired                 Total net assets of      Total net assets of        appreciation
     Fund                        Fund                   Acquired Fund (000)     Acquiring Fund (000)     (depreciation)(000)
     ----                        ----                   -------------------     --------------------     -------------------
GNMA             Pilgrim Government Securities
 Income Fund     Income Fund                                  $121,742                $391,489               $    2,145
Strategic        Pilgrim Global Income Fund                     14,716                  13,785                     (104)
 Income Fund     Pilgrim International Bond Fund                23,582                  13,785                     (799)
High Yield       Pilgrim High Total Return Fund I              106,620                 140,145                 (135,704)
 Fund II         Pilgrim High Total Return Fund II              50,849                 140,145                  (28,974)

The net assets of GNMA Income Fund, Strategic Income Fund and High Yield Fund II after the acquisition were approximately $513,231,000, $52,083,000 and $297,614,000, respectively.

On March 31, 2000, the High Yield Fund II ("Acquiring Fund"), acquired the assets and certain liabilities of Pilgrim High Yield III Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 12 -- Capital Shares. The net assets and unrealized depreciation of the Acquired Fund was $142,232,353 and $(755,931), respectively. The Acquiring Funds net assets prior to and immediately after the acquisition was $67,494,309 and $209,726,662, respectively.

--------------------------------------------------------------------------------

NOTE 18 -- SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2001 the following Funds declared dividends from net investment income of:

                         Per Share
                          Amount         Payable Date           Record Date
                          ------         ------------           -----------
GNMA Income Fund
Class A                  $ 0.0400       October 03, 2001      September 28, 2001
Class B                  $ 0.0350       October 03, 2001      September 28, 2001
Class C                  $ 0.0350       October 03, 2001      September 28, 2001
Class M                  $ 0.0370       October 03, 2001      September 28, 2001
Class Q                  $ 0.0400       October 03, 2001      September 28, 2001
Class T                  $ 0.0370       October 03, 2001      September 28, 2001
Class A                  $ 0.0400       November 05, 2001     October 31, 2001
Class B                  $ 0.0350       November 05, 2001     October 31, 2001
Class C                  $ 0.0350       November 05, 2001     October 31, 2001
Class M                  $ 0.0370       November 05, 2001     October 31, 2001
Class Q                  $ 0.0400       November 05, 2001     October 31, 2001
Class T                  $ 0.0370       November 05, 2001     October 31, 2001

Pilgrim National Tax-Exempt Bond Fund
Class A                  $ 0.0355       November 01, 2001     Daily
Class B                  $ 0.0290       November 01, 2001     Daily
Class C                  $ 0.0293       November 01, 2001     Daily

Pilgrim Intermediate Bond Fund
Class A                  $ 0.0430       November 01, 2001     Daily
Class B                  $ 0.0363       November 01, 2001     Daily
Class C                  $ 0.0362       November 01, 2001     Daily

Pilgrim Strategic Income Fund
Class A                  $ 0.0600       October 03, 2001      September 28, 2001
Class B                  $ 0.0570       October 03, 2001      September 28, 2001
Class C                  $ 0.0570       October 03, 2001      September 28, 2001
Class Q                  $ 0.0620       October 03, 2001      September 28, 2001
Class A                  $ 0.0600       November 05, 2001     October 31, 2001
Class B                  $ 0.0570       November 05, 2001     October 31, 2001
Class C                  $ 0.0570       November 05, 2001     October 31, 2001
Class Q                  $ 0.0620       November 05, 2001     October 31, 2001

Pilgrim High Yield Fund
Class A                  $ 0.0350       October 03, 2001      September 28, 2001
Class B                  $ 0.0330       October 03, 2001      September 28, 2001
Class C                  $ 0.0330       October 03, 2001      September 28, 2001
Class M                  $ 0.0330       October 03, 2001      September 28, 2001
Class Q                  $ 0.0360       October 03, 2001      September 28, 2001
Class A                  $ 0.0350       November 05, 2001     October 31, 2001
Class B                  $ 0.0330       November 05, 2001     October 31, 2001
Class C                  $ 0.0330       November 05, 2001     October 31, 2001
Class M                  $ 0.0330       November 05, 2001     October 31, 2001
Class Q                  $ 0.0360       November 05, 2001     October 31, 2001

Pilgrim High Yield Fund II
Class A                  $ 0.0800       November 01, 2001     Daily
Class B                  $ 0.0750       November 01, 2001     Daily
Class C                  $ 0.0750       November 01, 2001     Daily
Class Q                  $ 0.0810       November 01, 2001     Daily
Class T                  $ 0.0780       November 01, 2001     Daily

Pilgrim High Yield Bond Fund
Class A                  $ 0.0568       November 01, 2001     Daily
Class B                  $ 0.0513       November 01, 2001     Daily
Class C                  $ 0.0513       November 01, 2001     Daily

Pilgrim Money Market Fund
Class A                  $ 0.0014       November 01, 2001     Daily
Class B                  $ 0.0008       November 01, 2001     Daily
Class C                  $ 0.0008       November 01, 2001     Daily

ING Pilgrim Money Market Fund
Class A                  $ 0.0023       November 01, 2001     Daily
Class B                  $ 0.0017       November 01, 2001     Daily
Class C                  $ 0.0017       November 01, 2001     Daily
Class I                  $ 0.0027       November 01, 2001     Daily

Lexington Money Market
Trust
Class A                  $ 0.0014       November 01, 2001     Daily

Pilgrim
GNMA
Income
Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                         Security                                  Value
------                         --------                                  -----
U.S. GOVERNMENT AGENCY OBLIGATIONS: 92.94%
                  Federal Home Loan Mortgage Corporation: 3.40%
$ 8,033,133       6.500% due 06/01/16                             $   8,310,396
  2,889,168       7.000% due 11/01/14                                 3,012,046
  7,459,481       7.500% due 12/01/14-01/01/30                        7,796,311
  1,515,620       8.000% due 01/01/30                                 1,589,506
                                                                  -------------
                                                                     20,708,259
                                                                  -------------
                  Federal National Mortgage Association: 2.46%
  6,241,148       6.500% due 06/01/14-12/01/99                        6,460,687
  1,385,875       7.000% due 03/01/15                                 1,448,025
  1,578,324       7.500% due 05/01/28                                 1,641,946
  5,101,693       8.500% due 08/01/11-09/01/15                        5,422,365
                                                                  -------------
                                                                     14,973,023
                                                                  -------------
                  Government National Mortgage Association: 87.08%
    221,213       5.500% due 04/20/29                                   214,140
    570,659       5.650% due 07/15/29                                   585,430
 77,055,944       6.000% due 07/15/28-08/20/31                       77,056,806
  3,945,281       6.250% due 04/15/26-04/15/28                        3,981,645
    139,204       6.340% due 02/15/29                                   145,017
    585,544       6.350% due 09/15/33                                   609,850
  5,909,055       6.400% due 10/15/33-08/15/38                        6,171,852
  1,192,974       6.470% due 09/15/33                                 1,250,139
 65,663,796       6.500% due 02/15/22-02/15/40                       67,562,720
 15,623,299       6.625% due 07/15/33-01/15/40                       16,410,361
  8,348,502       6.650% due 12/15/13-11/15/39                        8,762,011
  3,563,995       6.670% due 01/15/40                                 3,744,914
  6,278,408       6.688% due 07/15/40                                 6,563,439
    389,272       6.700% due 08/15/14-12/15/14                          410,505
  4,368,773       6.745% due 10/15/39                                 4,623,610
 16,821,935       6.750% due 06/15/13-05/15/40                       17,620,529
  2,887,189       6.810% due 07/15/39                                 3,062,157
  4,171,186       6.820% due 05/15/31-04/15/34                        4,438,338
 20,000,000       6.840% due 12/15/31                                21,302,874
  1,826,688       6.870% due 03/15/39                                 1,942,154
  6,030,278       6.875% due 01/15/29-02/15/40                        6,426,376
  2,974,328       6.950% due 12/15/29                                 3,117,912
 24,152,639       7.000% due 09/15/23-06/15/34                       25,195,188
    979,316       7.050% due 07/15/29                                 1,008,611
$ 5,627,634       7.100% due 11/15/39                               $ 6,044,244
  9,060,495       7.125% due 09/15/39                                 9,795,893
  3,396,560       7.150% due 06/15/31                                 3,654,748
  2,271,775       7.200% due 04/15/34                                 2,474,934
  6,194,513       7.250% due 05/15/22-06/15/30                        6,540,797
  2,999,040       7.300% due 08/15/36                                 3,257,951
 18,572,103       7.450% due 03/15/29                                19,356,487
 41,332,676       7.500% due 04/15/13-05/15/31                       43,232,147
  7,128,663       7.600% due 08/15/31-06/15/40                        7,711,197
 12,590,590       7.625% due 08/15/14-07/15/38                       13,734,852
 28,447,584 (1)   7.650% due 09/15/02-05/15/26                       30,909,798
    659,201       7.700% due 08/15/13                                   699,337
  6,598,433       7.750% due 06/15/14-01/15/36                        7,162,931
  1,177,374 (1)   7.800% due 05/15/19-11/15/30                        1,271,142
 10,225,775       7.875% due 09/15/29-04/15/38                       11,259,769
 23,438,351       8.000% due 08/15/12-06/15/40                       25,337,587
    560,631       8.050% due 07/15/19-04/15/21                          597,150
  1,554,576       8.100% due 07/15/12                                 1,647,349
  5,036,412       8.125% due 05/15/38                                 5,529,989
  7,088,769       8.150% due 12/15/11-09/15/15                        7,525,253
  7,292,619       8.200% due 10/15/11-05/15/13                        7,744,074
  7,617,932 (1)   8.250% due 10/15/01-12/15/37                        8,238,207
 12,174,801       8.500% due 04/15/12-04/15/32                       12,899,884
  6,718,262       8.750% due 11/15/17-06/15/27                        7,197,757
  2,247,082       9.000% due 05/15/20-12/15/34                        2,443,902
  1,398,429       9.250% due 06/15/30                                 1,448,005
    993,182       10.250% due 08/15/29                                1,053,139
                                                                  -------------
                                                                    530,975,101
                                                                  -------------
                  Total U.S. Government Agency Obligations
                    (Cost $536,205,195)                             566,656,383
                                                                  -------------

U.S. TREASURY OBLIGATIONS: 7.22%
                  U.S. Treasury Bonds: 3.50%
$20,000,000       6.295% due 02/15/26                               $21,335,940
                                                                  -------------
                                                                     21,335,940
                                                                  -------------
                  U.S. Treasury Notes: 3.72%
11,500,000        4.625% due 05/15/06                                11,906,088
 6,000,000        5.750% due 11/15/05                                 6,456,096
 4,000,000        5.750% due 08/15/10                                 4,333,752
                                                                  -------------
                                                                     22,695,936
                                                                  -------------
                  Total U.S. Treasury Obligations
                    (Cost $ 42,965,512)                              44,031,876
                                                                  -------------
                  Total Long-Term Investments
                    (Cost $579,170,707)                             610,688,259
                                                                  -------------

 SHORT TERM INVESTMENTS: 2.28%
                  Commercial Paper: 0.65%
 4,000,000        FHLMC Discount Note, 3.150% due 10/01/01            4,000,000
                                                                  -------------
                  U.S. Treasury Obligations: 1.63%
10,000,000        U.S. Treasury Bill, 2.300% due 01/03/02             9,939,944
                                                                  -------------
                  Total Short-Term Investments
                    (Cost $13,939,944)                               13,939,944
                                                                  -------------
                  Total Investments in Securities
                    (Cost $ 593,110,651)*             102.44%      $624,628,203
                  Other Assets and
                    Liabilities-Net                    -2.44%       (14,897,801)
                                                      ------       ------------
                  Net Assets                          100.00%      $609,730,402
                                                      ======       ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                           $  31,521,654
          Gross Unrealized Depreciation                                  (4,102)
                                                                  -------------
          Net Unrealized Appreciation                             $  31,517,552
                                                                  =============

(1) Some or all of this security are construction loan securities issued on a when-issued basis (see note 11)

                 See Accompanying Notes to Financial Statements

Pilgrim
National
Tax-Exempt
Bond

         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                   Security                     Ratings(1)        Value
------                   --------                     ----------        -----
MUNICIPAL SECURITIES: 93.39%
               Colorado: 4.39%
$1,000,000     Interlocken Metropolitan District
               Colorado Reference, Series A,
               5.750%, due 12/15/19                    NR/AA        $ 1,049,700
                                                                    -----------
               Connecticut: 4.43%
 1,000,000     Connecticut State General
               Obligation, 5.500%, due 11/01/18        Aa2/AA         1,059,460
                                                                    -----------
               Illinois: 14.50%
 1,000,000     Chicago Illinois Board of Education,
               Chicago School Reform, AMBAC
               Insured 5.750%, due 12/01/27            Aaa/AAA        1,052,140
 1,000,000     Chicago Illinois Skyway Toll Bridge,
               5.500%, due 01/01/31                    Aaa/AAA        1,027,530
 1,250,000     De Kalb Ogle Etc. Counties, Illinois
               Community College District No. 523,
               FSA Insured, 5.750%, due 02/01/11       Aaa/NR         1,384,150
                                                                    -----------
                                                                      3,463,820
                                                                    -----------
               Indiana: 4.21%
 1,000,000     Indianapolis Industrial Local Public
               Improvement Board, 5.750%, due
               02/01/29                                NR/AA          1,006,190
                                                                    -----------
               Massachusetts: 4.28%
 1,000,000     Massachusetts State Port Authority
               Revenue, Series C, 5.750%, due
               07/01/29                                Aa3/AA-        1,022,950
                                                                    -----------
               Nevada: 4.81%
 1,100,000     Washoe County Nevada Gas &
               Water Facilities, 6.300%, due
               12/01/14                                Aaa/AAA        1,148,741
                                                                    -----------
               New York: 8.49%
 1,000,000     New York, New York General
               Obligation, Series H, 5.000%, due
               03/15/29                                A2/A             947,150
 1,000,000     New York State Dormitory
               Authority Revenue, Series A, FSA
               Insured, 5.500%, due 07/01/15           Aaa/AAA        1,080,920
                                                                    -----------
                                                                      2,028,070
                                                                    -----------
               Oklahoma: 8.79%
 1,000,000     Oklahoma State Industrial Authority
               Revenue Reference, Health System
               Obligation Group, Series A, 6.000%,
               due 08/15/19                            Aaa/AAA        1,074,570
 1,000,000     Payne County Oklahoma Economic
               Development Authority, Student
               Housing Revenue, Collegiate
               Housing Foundation, Series A,
               6.375%, due 06/01/30                    Baa3/NR0       1,026,380
                                                                    -----------
                                                                      2,100,950
                                                                    -----------
               Pennsylvania: 13.37%
$1,000,000     Allegheny County Pennsylvania Port
               Authority Special Revenue, MBIA
               Insured, 6.000%, due 03/01/24           Aaa/AAA      $ 1,143,810
 1,000,000     Pennsylvania State Finance
               Authority, 6.600%, due 11/01/09         NR/A           1,085,020
 1,000,000     Philadelphia Pennsylvania Hospitals
               & Higher Education Facilities
               Authority Revenue, Jefferson
               Health System, 5.000%, due
               05/15/18                                A1/AA-           964,910
                                                                    -----------
                                                                      3,193,740
                                                                    -----------
               Rhode Island: 8.64%
 1,000,000     Rhode Island Clean Water Finance
               Agency Revenue, 5.000%, due
               10/01/14                                Aaa/AAA        1,034,450
 1,000,000     Rhode Island State & Providence
               Plantations, 5.000%, due 06/01/15       Aaa/AAA        1,028,530
                                                                    -----------
                                                                      2,062,980
                                                                    -----------
               Texas: 8.87%
 1,000,000     Laredo Texas Independent School
               District, General Obligation, PSF
               Guaranteed, 5.500%, due 08/01/20        Aaa/AAA        1,034,000
 1,050,000     San Felipe Del Rio Texas
               Independent School District,
               General Obligation, PSF
               Guaranteed, 5.500%, due 08/15/19        Aaa/AAA        1,084,934
                                                                    -----------
                                                                      2,118,934
                                                                    -----------
               Washington: 4.05%
 1,000,000     Seattle Washington Municipal Light
               & Power Revenue, Series B, MBIA
               Insured, 5.000%, due 06/01/24           Aaa/AAA          968,300
                                                                    -----------
               West Virginia: 4.56%
 1,000,000     West Virginia State Hospital Finance
               Authority, Hospital Revenue, Oak
               Hill Hospital, Series B, 6.750%, due
               09/01/30                                A2/NR          1,088,910
                                                                    -----------
               Total Municipal Securities (Cost $21,042,662)         22,312,745
                                                                    -----------

Principal
Amount                   Security                                       Value
------                   --------                                       -----
SHORT-TERM INVESTMENT: 6.35%

              Repurchase Agreement: 6.35%
$1,516,000    State Street Repurchase Agreement dated
                09/28/01, 3.200% due 10/01/01, $1,516,404
                to be received upon repurchase (Collateralized
                by $1,505,000 FFCB 6.000%, Due 10/01/01,
                Market Value $1,548,269)                            $ 1,516,000
                                                                    -----------
              Total Short-Term Investment (Cost $1,516,000)           1,516,000
                                                                    -----------
              Total Investments in Securities
                (Cost $ 22,558,662)*                    99.74%      $23,828,745
              Other Assets and Liabilities-Net           0.26%           61,187
                                                       ------       -----------
              Net Assets                               100.00%      $23,889,932
                                                       ======       ===========

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                         $ 1,270,083
              Gross Unrealized Depreciation                                  --
                                                                    -----------
              Net Unrealized Appreciation                           $ 1,270,083
                                                                    ===========

(1) Credit ratings are provided by Moody's Investor Service, Inc. and Standard & Poor's Rating Group

                 See Accompanying Notes to Financial Statements

Pilgrim
Intermediate
Bond
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                     Security                                      Value
------                     --------                                      -----
CORPORATE BONDS: 37.67%
                    Aerospace/Defense: 0.93%
$  500,000          Raytheon Co., 7.900%, due 03/01/03               $  521,301
                                                                     ----------
                    Agriculture: 1.84%
 1,000,000          RJ Reynolds Tobacco Holdings, Inc.,
                      7.375%, due 05/15/03                            1,033,960
                                                                     ----------
                    Airlines: 0.81%
   500,000          Continental Airlines, Inc., 7.568%,
                      due 12/01/06                                      457,264
                                                                     ----------
                    Banks: 1.38%
   750,000          US Bank National Association Minneapolis,
                      6.300%, due 07/15/08                              776,533
                                                                     ----------
                    Computers: 0.94%
   500,000          Sun Microsystems, Inc., 7.500%, due 08/15/06        530,050
                                                                     ----------
                    Diversified Financial Services: 1.82%
   500,000          Citigroup, Inc., 6.500%, due 01/18/11               521,748
   500,000          Countrywide Home Loans, Inc., 5.500%,
                      due 08/01/06                                      504,450
                                                                     ----------
                                                                      1,026,198
                                                                     ----------
                    Electric: 3.17%
   500,000          Calpine Corp., 8.250%, due 08/15/05                 503,580
   250,000          Florida Power & Light Co., 6.875%,
                      due 12/01/05                                      268,915
   500,000          Niagra Mohawk Power Corp., 5.375%,
                      due 10/01/04                                      501,339
   500,000          PPL Electric Utilities Corp., 5.875%,
                      due 08/15/07                                      509,067
                                                                     ----------
                                                                      1,782,901
                                                                     ----------
                    Food: 3.70%
   500,000    #     Delhaize America, Inc., 7.375%, due 04/15/06        537,145
   500,000          Fred Meyer, Inc., 7.450%, due 03/01/08              538,511
   500,000   #XX    Tyson Foods, Inc., 7.250% due 10/01/06              503,525
   500,000   #XX    Tyson Foods, Inc., 8.250% due 10/01/11              503,525
                                                                     ----------
                                                                      2,082,706
                                                                     ----------
                    Forest Products and Paper: 0.36%
$  200,000          Union Camp Corp., 6.500%, due 11/15/07           $  203,985
                                                                     ----------
                    Gas: 1.37%
   500,000          Sempra Energy, 6.800%, due 07/01/04                 519,402
   250,000          Southern California Gas Co., 6.380%,
                      due 10/29/01                                      250,473
                                                                     ----------
                                                                        769,875
                                                                     ----------
                    Lodging: 0.43%
   250,000          Harrah's Operating Company, Inc., 8.000%,
                      due 02/01/11                                      243,414
                                                                     ----------
                    Media: 4.25%
   500,000          AMFM, Inc., 8.000%, due 11/01/08                    520,000
 1,000,000          Century Communications, 0.000%, due 03/15/03        805,000
 1,000,000    @@    Rogers Cablesystems Ltd., 10.000%,
                      due 03/15/05                                    1,065,000
                                                                     ----------
                                                                      2,390,000
                                                                     ----------
                    Miscellaneous Manufacturing: 1.81%
 1,000,000    @@    Tyco International Group SA, 4.950%,
                      due 08/01/03                                    1,015,604
                                                                     ----------
                    Oil & Gas: 1.85%
   500,000          Louis Dreyfus Natural Gas, 9.250%,
                      due 06/15/04                                      543,550
   500,000   @@#    Petroleus Mexicanos, 6.500%, due 02/01/05           495,000
                                                                     ----------
                                                                      1,038,550
                                                                     ----------
                    Pharmaceuticals: 1.81%
 1,000,000          Bristol-Myers Squibb Co., 5.750%,
                      due 10/01/11                                    1,017,610
                                                                     ----------
                    Pipelines: 1.41%
   500,000          Duke Energy Field Services LLC, 7.500%,
                      due 08/16/05                                      536,634
   250,000          Dynegy Holdings, Inc., 6.875%, due 04/01/11         253,674
                                                                     ----------
                                                                        790,308
                                                                     ----------
                    REITS: 1.82%
 1,000,000          HRPT Properties Trust, 6.750% due 12/18/02        1,023,860
                                                                     ----------
                    Retail: 2.25%
$ 250,000           Penney (J.C.) Co., 6.125%, due 11/15/03          $  238,383
   500,000    #     Toys-R-US, Inc., 7.625%, due 08/01/11               508,863
   500,000          Wal-Mart Stores, Inc., 5.450%, due 08/01/06         516,659
                                                                     ----------
                                                                      1,263,905
                                                                     ----------
                    Telecommunications: 3.21%
   495,000    #     Citizens Communication Co., 7.625%,
                      due 08/15/08                                      505,445
   750,000   @@#    France Telecom, 7.750%, due 03/01/11                796,350
   500,000          WorldCom, Inc.-WorldCom Group, 8.250%,
                      due 05/15/31                                      501,353
                                                                     ----------
                                                                      1,803,148
                                                                     ----------
                    Transportation: 2.51%
   500,000    @@    Canadian National Railway Co., 6.375%,
                      due 10/15/11                                      502,484
   951,243          FedEx Corp., 6.720%, due 01/15/22                   912,014
                                                                     ----------
                                                                      1,414,498
                                                                     ----------
                    Total Corporate Bonds (Cost $20,909,390)         21,185,670
                                                                     ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.92%
                    Federal Home Loan Mortgage Corporation: 28.60%
 1,000,000          6.000%, due 05/15/08                              1,065,466
 1,000,000          6.000%, due 05/15/11                              1,053,384
   965,329          6.000%, due 05/01/16                                981,948
   604,844          6.000%, due 05/01/29                                604,840
 1,879,126          6.000%, due 04/01/31                              1,874,152
   302,955          6.000%, due 08/01/31                                302,153
 2,000,000          6.000%, due 10/01/99 TBA                          1,992,500
 1,129,871          6.500%, due 09/01/14                              1,169,095
 1,012,988          6.500%, due 04/01/29                              1,035,237
   655,142          6.500%, due 05/01/29                                669,532
 1,032,169          7.000%, due 11/01/14                              1,075,350
   460,858          7.000%, due 10/01/29                                477,706
   592,214          7.500%, due 04/01/30                                615,788
 2,700,000          7.500%, due 05/01/31                              2,807,231
   346,566          8.000%, due 05/01/30                                363,582
                                                                     ----------
                                                                     16,087,964
                                                                     ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Intermediate
Bond
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

Principal
Amount                    Security                                      Value
------                    --------                                      -----
                  Government National Mortgage Association: 5.40%
$  657,820        7.000%, due 09/15/29                               $  681,802
 1,605,154        8.000%, due 01/20/31                                1,679,895
   112,547        10.000%, due 03/15/19                                 125,682
   489,873        10.000%, due 01/15/21                                 547,722
                                                                     ----------
                                                                      3,035,101
                                                                     ----------
                  Other U.S. Government Agencies: 0.92%
   500,000        Tennessee Valley Authority, 6.000%, due 03/15/13      517,609
                                                                     ----------
                  Total U.S. Government Agency Obligations
                    (Cost $19,072,255)                               19,640,674
                                                                     ----------
U.S. TREASURY OBLIGATIONS: 15.52%
                  U.S. Treasury Bonds: 8.50%
 4,010,000        6.250%, due 05/15/30                                4,462,693
   225,000        9.125%, due 05/15/18                                  318,639
                                                                     ----------
                                                                      4,781,332
                                                                     ----------
                  U.S. Treasury Notes: 7.02%
    35,000        3.625%, due 08/31/03                                   35,517
 2,415,000        4.625%, due 05/15/06                                2,500,278
 1,364,500        5.000%, due 08/15/11                                1,409,912
                                                                     ----------
                                                                      3,945,707
                                                                     ----------
                  Total U.S. Treasury Obligations
                    (Cost $8,604,326)                                 8,727,039
                                                                     ----------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED
  SECURITIES: 6.31%
                  Airlines: 0.79%
$  500,000        United Airlines Trust, 6.602%, due 09/01/13        $  443,630
                                                                     ----------
                  Automobile: 1.83%
 1,000,000        Ford Credit Auto Owner Trust, 6.650%,
                    due 10/15/03                                      1,027,666
                                                                     ----------
                  Commercial Mortgage Backed Securities: 1.56%
   400,000        Morgan Stanley Capital, Inc., 7.020%,
                    due 11/15/09                                        432,494
   400,000        Salomon Brothers Mortgage Securities, Inc.,
                    7.520%, due 12/18/09                                442,939
                                                                     ----------
                                                                        875,433
                                                                     ----------
                  Other Asset Backed Securities: 1.25%
   697,478   #    Garanti Trade Payment Rights Master Trust,
                    10.810%, due 06/15/04                               704,881
                                                                     ----------
                  Whole Loan Collateralized Mortgage
                    Obligation: 0.88%
   475,266        Residential Accredit Loans, Inc., 7.750%,
                    due 05/25/27                                        495,783
                                                                     ----------
                  Total CMO's and Asset Backed Securities
                    (Cost $3,458,345)                                 3,547,393
                                                                     ----------

Shares
------
PREFERRED STOCK: 0.95%
                 Media: 0.95%
  523,200   &    CSC Holdings, Inc.                                     534,972
                                                                     ----------
                 Total Preferred Stock (Cost $639,472)                  534,972
                                                                     ----------
                 Total Long-Term Investments
                   (Cost $52,683,788)                                53,635,748
                                                                     ----------

Principal
Amount                          Security                                Value
------                          --------                                -----
SHORT-TERM INVESTMENTS: 10.41%
               Repurchase Agreement: 10.41%
$5,856,000     State Street Repurchase Agreement dated
                 9/28/01, 3.200% due 10/01/01, $5,857,562 to be
                 received upon repurchase (Collateralized by
                 $5,865,000 FNMA 4.150% Market Value $5,974,969
                 due 08/28/03)                                      $ 5,856,000
                                                                    -----------
               Total Short-Term Investments (Cost $5,856,000)         5,856,000
                                                                    -----------
               Total Investments in Securities
                 (Cost $58,539,788)*                   105.78%      $59,491,748
               Other Assets and Liabilities-Net         -5.78%       (3,249,868)
                                                       ------       -----------
               Net Assets                              100.00%      $56,241,880
                                                       ======       ===========

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
&    Payment-in-kind
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                        $ 1,279,565
               Gross Unrealized Depreciation                           (327,605)
                                                                    -----------
               Net Unrealized Appreciation                          $   951,960
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                       Security                                    Value
------                       --------                                    -----
CORPORATE BONDS: 37.44%
                      Aerospace/Defense: 0.76%
$ 625,000      xx     Simula, Inc., 8.000%, due 05/01/04              $ 407,813
                                                                      ---------
                      Auto Manufacturer: 0.78%
  400,000             Daimler Chrysler Holdings, 7.750%,
                        due 01/18/11                                    417,879
                                                                      ---------
                      Banks: 6.43%
  155,000      @@     Banco Santander-Chile, 6.500%, due 11/01/05       159,786
  450,000    (1)@@    Bank Nederlandse
                      Gemeenten, 7.750%, due 08/13/03                   693,885
  700,000    (1)@@    European Investment Bank, 7.000%,
                        due 12/08/03                                  1,073,665
  730,000    (1)@@    KFW International Finance, 6.000%,
                        due 10/27/03                                  1,095,800
  400,000             Wells Fargo Bank, 6.450%, due 02/01/11            413,973
                                                                      ---------
                                                                      3,437,109
                                                                      ---------
                      Beverages: 0.76%
  400,000             Coca Cola Enterprises, Inc., 6.125%,
                        due 08/15/11                                    405,500
                                                                      ---------
                      Building Materials: 0.50%
  300,000             Nortek, Inc., 8.875%, due 08/01/08                268,500
                                                                      ---------
                      Chemicals: 0.20%
  725,000      **     Sterling Chemicals, Inc., 11.750%,
                        due 08/15/06                                    108,750
                                                                      ---------
                      Commercial Services: 1.49%
  475,000             Mail-Well, Inc., 8.750%, due 12/15/08             346,750
  815,000             Neff Corp., 10.250%, due 06/01/08                 448,250
                                                                      ---------
                                                                        795,000
                                                                      ---------
                      Diversified Financial Services: 4.08%
$500,000              Citigroup, Inc., 5.700%, due 02/06/04           $ 517,930
  400,000             Ford Motor Credit Co., 7.875%, due 06/15/10       421,986
  400,000             General Motors Acceptance Corp., 6.125%,
                        due 09/15/06                                    399,756
  500,000             Household Finance Corp., 8.000%, due 05/09/05     546,408
  480,000             Madison River Capital LLC/Madison River
                        Finance Corp, 13.250%, due 03/01/10             292,800
      988    (2)@@    Unikredit Realkredit, 6.000%, due 07/01/29            119
                                                                      ---------
                                                                      2,178,999
                                                                      ---------
                      Electric: 2.93%
  405,000             Calpine Corp., 8.625%, due 08/15/10               395,968
  350,000             CMS Energy Corp., 9.875%, due 10/15/07            361,844
  100,000             East Coast Power LLC, 7.536%, due 06/30/17        104,808
   20,000             Enersis S.A. (Chile), 6.600%, due 12/01/26         20,339
  400,000             Exelon Corp., 6.750%, due 05/01/11                411,916
  250,000             TNP Enterprises, Inc., 10.250%, due 04/01/10      270,000
                                                                      ---------
                                                                      1,564,875
                                                                      ---------
                      Electronics: 0.55%
  300,000             Flextronics International Ltd., 9.875%,
                        due 07/01/10                                    295,500
                                                                      ---------
                      Environmental Control: 0.24%
  125,000      #      Allied Waste North America, 8.875%,
                        due 04/01/08                                    127,500
                                                                      ---------
                      Food: 2.36%
  400,000      XX     Campbell Soup Co., 5.875%, due 10/01/08           409,374
  400,000      #      Delhaize America, Inc., 8.125%, due 04/15/11      440,268
  400,000             Kroger Co., 7.500%, due 04/01/31                  411,210
                                                                      ---------
                                                                      1,260,852
                                                                      ---------
                      Forest Products & Paper: 0.65%
$200,000              Buckeye Technologies, Inc., 9.250%,
                        due 09/15/08                                  $ 192,000
                                                                      ---------
  500,000      @@     Doman Industries Ltd., 8.750%, due 03/15/04       155,000
                                                                      ---------
                                                                        347,000
                                                                      ---------
                      Holding Companies -- Diversified: 0.10%
   50,000             Kansas City Southern Railway, 9.500%,
                        due 10/01/08                                     51,000
                                                                      ---------
                      Home Builders: 0.04%
   25,000             Lennar Corp., 7.625%, due 03/01/09                 23,500
                                                                      ---------
                      Iron/Steel: 0.09%
   25,000             AK Steel Corp., 7.875%, due 02/15/09               23,375
   25,000             Armco, Inc., 9.000%, due 09/15/07                  24,500
                                                                      ---------
                                                                         47,875
                                                                      ---------
                      Leisure Time: 0.47%
  400,000             Trump Atlantic City Associates, 11.250%,
                        due 05/01/06                                    250,000
                                                                      ---------
                      Lodging: 0.05%
   25,000             Prime Hospitality Corp., 9.750%, due 04/01/07      24,750
                                                                      ---------
                      Media: 3.74%
  350,000      +      Charter Communications Holdings LLC,
                        0/11.750%, due 01/15/10                         222,250
1,175,000      **     Classic Cable, Inc., 10.500%, due 03/01/10        517,000
  400,000             Disney Walt Co., 4.500%, due 09/15/04             401,440
  325,000             Echostar DBS Corp., 9.250%, due 02/01/06          319,312
  600,000             Northland Cable Television, Inc., 10.250%,
                        due 11/15/07                                    407,250
  400,000     +@@     Telewest Communications PLC, 0/11.375%,
                        due 02/01/10                                    134,000
                                                                      ---------
                                                                      2,001,252
                                                                      ---------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

Principal
Amount                        Security                                  Value
------                        --------                                  -----
                       Oil & Gas: 1.48%
$  300,000             Clark Refining and Marketing, Inc., 8.375%,
                         due 11/15/07                                $  244,500
   400,000             Energy Corp. Of America, 9.500%,
                         due 05/15/07                                   308,000
   350,000      @@     Northern Oil ASA, 10.000%, due 05/15/05          239,750
                                                                     ----------
                                                                        792,250
                                                                     ----------
                       Pharmaceuticals: 0.86%
   450,000             Bristol Myers Squibb Co., 5.750%,
                         due 10/01/11                                   457,925
                                                                     ----------
                       Retail: 1.79%
   550,000             Hollywood Entertainment Corp., 10.625%,
                         due 08/15/04                                   470,250
   450,000             Wal Mart Stores, Inc., 6.875%, due 08/10/09      487,263
                                                                     ----------
                                                                        957,513
                                                                     ----------
                       Sovereign: 2.61%
   200,000      @@     Dominican Republic International Bond,
                         7.5625%, due 08/30/24                          157,826
   860,000    (3)@@    German Federal Republic Bond, 4.125%,
                         due 08/27/04                                   793,365
   400,000      @@     Quebec Province 7.500%, due 09/15/29             444,263
                                                                     ----------
                                                                      1,395,454
                                                                     ----------
                       Telecommunications: 3.93%
$  450,000      @@     British Telecommunications PLC, 8.125%,
                         due 12/15/10                                $  498,561
   500,000      @@     Call-Net Enterprises, Inc., 9.375%,
                         due 05/15/09                                   120,000
   260,000             Global Crossing Holding Ltd, 9.500%,
                         due 11/15/09                                   109,200
   350,000             Hyperion Telecommunication, Inc., 12.000%,
                         due 11/01/07                                    84,000
   300,000             ITC Deltacom, Inc., 8.875%, due 03/01/08          90,000
   275,000      XX     Natural Microsystems Corp., 5.000%,
                         due 10/15/05                                   125,469
   100,000      +      Nextlink Communications, Inc. 0/9.450%,
                         due 04/15/08                                     9,000
   400,000             Qwest Capital Funding, Inc., 7.250%,
                         due 02/15/11                                   403,804
   250,000      @@     Tricom SA, 11.375%, due 09/01/04                 235,000
 2,000,000     +**     Viatel, Inc., 0/12.500%, due 04/15/08              5,000
 1,000,000      **     WinStar Communications, Inc., 12.750%,
                         due 04/15/10                                    10,000
   400,000             WorldCom, Inc., 7.500%, due 05/15/11             407,975
                                                                     ----------
                                                                      2,098,009
                                                                     ----------
                       Transportation: 0.55%
   325,000             Gulfmark Offshore, Inc., 8.750%,
                         due 06/01/08                                   295,750
                                                                     ----------
                       Total Corporate Bonds (Cost $21,808,690)      20,010,555
                                                                     ----------
U.S. TREASURY OBLIGATIONS: 21.36%
$3,900,000             U.S. Treasury Bond, 5.250%, due 02/15/09      $3,763,317
 2,237,600             U.S. Treasury Note, 3.875%, due 01/15/09       2,353,675
   400,000             U.S. Treasury Note, 4.625%, due 05/15/06         414,125
   850,000             U.S. Treasury Note, 5.000%, due 02/15/11         873,939
 2,000,000             U.S. Treasury Note, 5.750%, due 10/31/02       2,068,030
   800,000             U.S. Treasury Note, 5.750%, due 11/15/05         860,813
 1,000,000             U.S. Treasury Note, 5.750%, due 08/15/10       1,083,438
                                                                     ----------
                       Total U.S. Treasury Obligations
                         (Cost $11,104,196)                          11,417,337
                                                                     ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.59%
                       Federal Home Loan Mortgage Corporation: 3.10%
   156,762             5.500%, due 01/01/14                             158,221
    80,070             5.500%, due 02/01/14                              80,815
   400,000             6.750%, due 03/15/31                             432,503
   937,808             7.000%, due 06/01/29                             973,603
     5,434             9.000%, due 06/01/06                               5,560
     7,288             10.000%, due 10/01/03                              7,637
                                                                     ----------
                                                                      1,658,339
                                                                     ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

Principal
Amount                             Security                              Value
------                             --------                              -----
                  Federal National Mortgage Association: 26.70%
$450,000          5.500%, due 05/02/06                               $  472,833
  497,030         6.420%, due 06/01/11                                  528,482
   64,012         6.500%, due 02/01/09                                   66,741
  532,076         6.500%, due 08/01/15                                  548,914
2,839,708         6.500%, due 06/01/28                                2,909,808
2,300,000         6.625%, due 10/15/07                                2,540,610
  450,000         6.625%, due 11/15/30                                  479,335
1,796,958         7.000%, due 11/01/13                                1,876,982
  257,024         7.000%, due 03/01/15                                  268,470
1,992,506         7.500%, due 07/01/21                                2,077,557
  426,866         7.500%, due 11/01/29                                  444,830
1,861,359         7.500%, due 02/01/31                                1,948,187
   79,350         8.000%, due 08/01/30                                   83,246
    7,103         9.500%, due 06/01/05                                    7,296
    7,829         9.500%, due 07/01/06                                    8,196
    9,703         9.500%, due 05/01/07                                   10,039
                                                                     ----------
                                                                     14,271,526
                                                                     ----------
                  Government National Mortgage Association: 4.79%
  347,881         6.500%, due 06/15/29                                  356,025
  989,989         6.500%, due 05/15/31                                1,011,846
  236,648         7.500%, due 11/15/29                                  246,912
  819,821         8.000%, due 06/20/30                                  858,586
   76,759         8.000%, due 07/15/30                                   80,651
    1,505         8.500%, due 02/15/21                                    1,624
      232         11.500%, due 02/15/13                                     266
      597         11.500%, due 07/15/13                                     683
                                                                     ----------
                                                                      2,556,593
                                                                     ----------
                  Total U.S. Government Agency Obligations
                    (Cost $17,892,482)                               18,486,458
                                                                     ----------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED
  SECURITIES: 1.72%
                  Mortgage -- Commercial: 1.13%
$ 310,000    #    Allied Capital Commercial Mortgage Trust,
                    6.710%, due 12/25/04                             $  319,422
  265,392         GMAC Commercial Mortgage Securities, Inc.,
                    6.974%, due 05/15/08                                284,288
                                                                     ----------
                                                                        603,710
                                                                     ----------
                  Mortgage -- Residential: 0.59%
  300,000         Emergent Home Equity Loan Trust, 7.080%,
                    due 12/15/28                                        317,947
                                                                     ----------
                  Total CMO's and Asset Backed Securities
                    (Cost $864,569)                                     921,657
                                                                     ----------

Shares
------
PREFERRED STOCK: 1.33%
                  Telecommunications: 0.28%
     8,250        Adelphia Business Solutions, Inc.                     109,312
     3,339        XO Communications, Inc.                                40,903
                                                                     ----------
                                                                        150,215
                                                                     ----------
                  Tobacco: 1.05%
    45,677  &     North Atlantic Trading, Inc.                          559,543
                                                                     ----------
                  Total Preferred Stock (Cost $996,256)                 709,758
                                                                     ----------

Number of
Warrants
--------
WARRANTS: 0.00%
                  Tobacco: 0.00%
      250   @#xx  North Atlantic Trading, Inc., Exp. 06/15/07                 3
                                                                     ----------
                  Total Warrants (Cost $0.00)                                 3
                                                                     ----------
                  Total Long-Term Investments (Cost $52,666,193)     51,545,768
                                                                     ----------

Principal
Amount                             Security                              Value
------                             --------                              -----
SHORT TERM INVESTMENTS: 3.64%

                  Repurchase Agreement: 3.64%
$1,943,000        State Street Repurchase
                    Agreement dated 09/28/01, 3.15% due 10/01/01,
                    $1,943,510 to be received upon repurchase
                    (Collateralized by $1,725,000 U.S. Treasury
                    Note, 6.625% Market Value $1,987,440, due
                    05/15/07)                                      $  1,943,000
                                                                   ------------
                  Total Short-Term Investments (Cost $1,943,000)      1,943,000
                                                                   ------------
                  Total Investments in Securities
                    (Cost $54,609,193)*               100.08%      $ 53,488,768
                  Other Assets and Liabilities-Net     -0.08%           (41,226)
                                                      ------       ------------
                  Net Assets                          100.00%      $ 53,447,542
                                                      ======       ============

@    Non-Income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign Issuer
&    Payment-in-kind
**   Defaulted security
XX   Value of securities obtained from one or more dealers making markets in the
     securities   which  have  been  adjusted  based  on  the  Fund's  valuation procedures.
(1)  Principal Amount presented in British Pounds.
(2)  Principal Amount presented in Danish Kroner.
(3)  Principal Amount presented in EURO.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  1,716,419
                  Gross Unrealized Depreciation                      (2,836,844)
                                                                   ------------
                  Net Unrealized Depreciation                      $ (1,120,425)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                        Security                                   Value
------                        --------                                   -----
CORPORATE BONDS: 90.57%
                  Aerospace/Defense: 0.97%
$  900,000    #   Hexcel Corp., 9.750%, due 01/15/09                 $  454,500
 1,400,000        Sequa Corp., 8.875%, due 04/01/08                   1,169,000
                                                                     ----------
                                                                      1,623,500
                                                                     ----------
                  Airlines: 1.12%
 3,150,000        Atlas Air, Inc., 9.375%, due 11/15/06               1,874,250
                                                                     ----------
                  Auto Parts and Equipment: 3.59%
 2,400,000        American Axle and Manufacturing, Inc., 9.750%,
                    due 03/01/09                                      2,268,000
 1,900,000        Collins and Aikman Products Co., 11.500%,
                    due 04/15/06                                      1,700,500
 2,100,000        Lear Corp., 8.110%, due 05/15/09                    2,059,541
                                                                     ----------
                                                                      6,028,041
                                                                     ----------
                  Building and Construction: 4.26%
 1,125,000        Lennar Corp., 7.625%, due 03/01/09                  1,063,125
 1,500,000        Lennar Corp., 9.950%, due 05/01/10                  1,560,000
 1,900,000        Ryland Group, Inc., 9.125%, due 06/15/11            1,757,500
 3,000,000        Toll Corp., 8.125%, due 02/01/09                    2,775,000
                                                                     ----------
                                                                      7,155,625
                                                                     ----------
                  Building Materials: 1.51%
   750,000        Dayton Superior Corp., 13.000%, due 06/15/09          746,250
 2,000,000        Nortek, Inc., 8.875%, due 08/01/08                  1,800,000
                                                                     ----------
                                                                      2,546,250
                                                                     ----------
                  Chemicals: 1.64%
 2,000,000        Buckeye Cellulose Corp., 9.250%, due 09/15/08       1,930,000
   900,000    #   Macdermid, Inc., 9.125%, due 07/15/11                 828,000
                                                                     ----------
                                                                      2,758,000
                                                                     ----------
                  Consumer/Commercial Lease Financing: 5.20%
$3,000,000        NEFF Corp., 10.250%, due 06/01/08                  $1,665,000
 3,000,000        Penhall International Corp., 12.000%,
                    due 08/01/06                                      2,895,000
 1,000,000        United Rentals, Inc., 9.500%, due 06/01/08            875,000
   325,000        United Rentals, Inc., 8.800%, due 08/15/08            286,000
 1,400,000        United Rentals, Inc., 9.250%, due 01/15/09          1,239,000
 2,025,000        United Rentals, Inc., 9.000%, due 04/01/09          1,771,875
                                                                     ----------
                                                                      8,731,875
                                                                     ----------
                  Consumer Products: 2.06%
   900,000    #   American Greetings 11.750%, due 07/15/08              814,500
 1,000,000        Elizabeth Arden, Inc., 11.750%, due 02/01/11          945,000
 1,900,000        French Fragrances, Inc., 10.375%, due 05/15/07      1,700,500
                                                                     ----------
                                                                      3,460,000
                                                                     ----------
                  Diversified Capital Goods: 1.87%
 1,900,000        Blount, Inc., 7.000%, due 06/15/05                  1,292,000
 1,900,000    #   Briggs and Stratton Corp., due 8.875%,
                    due 03/15/11                                      1,852,500
                                                                     ----------
                                                                      3,144,500
                                                                     ----------
                  Electric - Generation: 0.49%
   950,000        AES Corp., 9.375%, due 09/15/10                       821,750
                                                                     ----------
                  Electric - Integrated: 2.21%
 1,500,000        CMS Energy Corp., 9.875%, due 10/15/07              1,552,511
 2,000,000        TNP Enterprises, Inc., 10.250%, due 04/01/10        2,170,000
                                                                     ----------
                                                                      3,722,511
                                                                     ----------
                  Electronics: 6.04%
$2,500,000    #   Amkor Technology, Inc., 9.250%, due 02/15/08       $2,000,000
 1,975,000        Fairchild Semiconductor Corp., 10.125%,
                    due 03/15/07                                      1,866,375
   700,000        Fairchild Semiconductor Corp., 10.500%,
                    due 02/01/09                                        679,000
 1,550,000   @@   Filtronic PLC, 10.000%, due 12/01/05                1,139,250
 2,795,000   @@   Flextronics International Ltd., 8.750%,
                    due 10/15/07                                      2,669,225
 1,000,000   @@   Flextronics International Ltd., 9.875%,
                    due 07/01/10                                        990,000
 4,675,000   **   Zilog, Inc., 9.500%, due 03/01/05                     818,125
                                                                     ----------
                                                                     10,161,975
                                                                     ----------
                  Environmental: 2.33%
 3,900,000        Allied Waste of North America, 10.000%,
                    due 08/01/09                                      3,919,500
                                                                     ----------
                  Exploration and Production: 2.13%
 4,625,000        Energy Corp. of America, 9.500%, due 05/15/07       3,584,375
                                                                     ----------
                  Food: 0.79%
 1,500,000        Agrilink Foods, Inc., 11.875%, due 11/01/08         1,335,000
                                                                     ----------
                  Food and Drug Retail: 0.97%
   900,000        Fleming Companies, Inc., 10.625%, due 07/31/07        895,500
   720,000    #   Fleming Companies, Inc., 10.125%, due 04/01/08        738,000
                                                                     ----------
                                                                      1,633,500
                                                                     ----------
                  Forestry/Paper: 3.46%
   900,000    #   Fibermark, Inc., 10.750%, due 04/15/11                810,000
 1,325,000   @@   Norampac, Inc., 9.375%, due 02/01/08                  841,130
   900,000   @@   Norampac, Inc., 9.500%, due 02/01/08                  920,250
   500,000  @@ #  Norske Ltd., 8.625%, due 06/15/11                     501,250
   900,000        Paperboard Industries International, Inc.,
                    8.375%, due 09/15/07                                814,500
 1,900,000        Stone Container Corp., 9.750%, due 02/01/11         1,928,500
                                                                     ----------
                                                                      5,815,630
                                                                     ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

Principal
Amount                             Security                              Value
------                             --------                              -----
                    Gaming: 4.00%
$1,125,000          Coast Hotels and Casinos, Inc., 9.500%,
                      due 04/01/09                                   $1,085,625
 3,250,000          Park Place Entertainment Corp., 8.875%,
                      due 09/15/08                                    3,095,625
   500,000          Station Casinos, Inc., 9.750%, due 04/15/07         462,500
   775,000          Station Casinos, Inc., 9.875%, due 07/01/10         705,250
 1,600,000          Venetian Casino Resort LLC, 14.250%,
                      due 11/15/05                                    1,368,000
                                                                     ----------
                                                                      6,717,000
                                                                     ----------
                    Health Services: 1.00%
 1,900,000  # XX    Meditrust 7.114%, due 08/15/04                    1,691,000
                                                                     ----------
                    Hotels: 2.11%
 2,900,000    #     Meristar Hospitality Corp., 9.125%,
                      due 01/15/11                                    2,305,500
 1,250,000          Prime Hospitality Corp., 9.750%, due 04/01/07     1,243,750
                                                                     ----------
                                                                      3,549,250
                                                                     ----------
                    Machinery: 2.53%
   550,000          Columbus McKinnon Corp., 8.500%, due 04/01/08       503,250
 3,035,000          Terex Corp., 8.875%, due 04/01/08                 2,777,025
 1,000,000    #     Terex Corp., 10.375%, due 04/01/11                  965,000
                                                                     ----------
                                                                      4,245,275
                                                                     ----------
                    Media - Broadcast: 1.09%
 1,900,000          Sinclair Broadcast Group, Inc., 10.000%,
                      due 09/30/05                                    1,824,000
                                                                     ----------
                    Media - Cable: 6.11%
$1,050,000          Adelphia Communications Corp., 10.875%,
                      due 10/01/10                                   $  939,750
 1,500,000          Charter Communications Holdings, 8.625%,
                      due 04/01/09                                    1,346,250
 2,000,000          Charter Communications Holdings, 11.125%,
                      due 01/15/11                                    2,035,000
 1,500,000          Coaxial Communications, Inc., 10.000%,
                      due 08/15/06                                    1,462,500
 2,000,000          Echostar DBS Corp., 9.250%, due 02/01/06          1,975,000
   900,000    #     Mediacom Broadband, LLC, 11.000%, due 07/15/13      922,500
 1,400,000          Northland Cable Television, Inc., 10.250%,
                      due 11/15/07                                      957,250
 1,000,000   @@     Telewest Communications, 9.875%, due 02/01/10       625,000
                                                                     ----------
                                                                     10,263,250
                                                                     ----------
                    Media - Diversified: 1.71%
 2,900,000  @@ #    Canwest Media, Inc., 10.625%, due 05/15/11        2,871,000
                                                                     ----------
                    Non-Electric Utilities: 1.88%
 3,225,000          Calpine Corp., 8.625%, due 08/15/10               3,157,868
                                                                     ----------
                    Non Food and Drug - Retail: 2.75%
 2,000,000          Big 5 Corp., 10.875%, due 11/15/07                1,850,000
   900,000          Fedders North American, Inc., 9.375%,
                      due 08/15/07                                      778,500
 2,088,000          Tuesday Morning Corp., 11.000%, due 12/15/07      1,994,040
                                                                     ----------
                                                                      4,622,540
                                                                     ----------
                    Oil Field Equipment and Service: 4.32%
 1,325,000   @@     Compagnie Generale de Geophysique, 10.625%,
                      due 11/15/07                                    1,318,375
 3,055,000          Gulfmark Offshore, Inc., 8.750%, due 06/01/08     2,795,325
 3,425,000          Parker Drilling Co., 9.750%, due 11/15/06         3,151,000
                                                                     ----------
                                                                      7,264,700
                                                                     ----------
                    Oil Refining and Market: 1.15%
$1,360,000          Clark Refining and Marketing, Inc., 8.375%,
                      due 11/15/07                                   $1,115,200
 1,000,000          Clark Refining and Marketing, Inc., 8.625%,
                      due 08/15/08                                      822,500
                                                                     ----------
                                                                      1,937,700
                                                                     ----------
                    Packaging: 3.05%
 1,400,000    #     Applied Extrusion Technology, Inc., 10.750%,
                      due 07/01/11                                    1,400,000
 2,160,000          Owens, Inc., 7.850%, due 05/15/04                 1,825,200
 1,900,000    #     Plastipak Holdings 10.750%, due 09/01/11          1,909,500
                                                                     ----------
                                                                      5,134,700
                                                                     ----------
                    Printing and Publishing: 2.26%
 2,000,000          Mail-Well Corp., 8.750%, due 12/15/08             1,470,000
 1,900,000    #     Primedia, Inc., 8.875%, due 05/15/11              1,434,500
   900,000  @@ #    Quebecor Media, Inc., 11.125%, due 07/15/11         895,500
                                                                     ----------
                                                                      3,800,000
                                                                     ----------
                    Railroads: 1.22%
 2,000,000          Kansas City Southern Railway Co., 9.500%,
                      due 10/01/08                                    2,050,000
                                                                     ----------
                    Steel Producers/Production: 4.03%
 3,205,000          AK Steel Corp., 9.125%, due 12/15/06              3,140,900
   325,000          Armco, Inc., 9.000%, due 09/15/07                   320,125
 2,950,000          Metals USA, Inc., 8.625%, due 02/15/08            2,020,750
 1,400,000          Oregon Steel Mills, Inc., 11.000%,
                      due 06/15/03                                    1,295,000
                                                                     ----------
                                                                      6,776,775
                                                                     ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                             Value
------                              --------                             -----
                    Telecommunications - Fixed Line: 5.80%
$5,000,000    @@    Call Net Enterprises, Inc., 9.375%,
                      due 05/15/09                                  $ 1,225,000
 3,000,000    @@    Global Crossing Holdings Ltd., 9.625%,
                      due 05/15/08                                    1,305,000
 1,000,000    @@    Global Crossing Holdings Ltd., 9.500%,
                      due 11/15/09                                      425,000
 4,000,000          Hyperion Telecommunication, Inc., 12.000%,
                      due 11/01/07                                      980,000
 2,000,000          ITC Delta Communications, Inc., 9.750%,
                      due 11/15/08                                      610,000
 3,000,000          Madison River Capital LLC, 13.250%,
                      due 03/01/10                                    1,845,000
 2,400,000          McLeodUSA, Inc., 12.000%, due 07/15/08              732,000
 2,000,000          Nextlink Communications, 12.500%, due 04/15/06      430,000
 2,000,000    XX    Time Warner Telecommunications, 9.750%,
                      due 07/15/08                                    1,350,000
 2,000,000          Williams Communications Group, 11.700%,
                      due 08/01/08                                      840,000
                                                                    -----------
                                                                      9,742,000
                                                                    -----------
                    Telecommunications - Wireless: 3.87%
 2,900,000    XX    Alamosa Delaware, Inc., 12.500%, due 02/01/11     2,631,750
 2,000,000     #    American Cellular Corp., 9.500%, due 10/15/09     1,870,000
 1,000,000          Crown Castle International Corp., 9.375%,
                      due 08/01/11                                      850,000
 1,850,000          Nextel Communications, 9.375%, due 11/15/09       1,151,625
                                                                    -----------
                                                                      6,503,375
                                                                    -----------
                    Theaters and Entertainment: 0.44%
   850,000          Hollywood Entertainment Corp., 10.625%,
                      due 08/15/04                                      731,000
                                                                    -----------
                    Transportation: 0.61%
 1,000,000          Travelcenters America, Inc., 12.750%, due
                      05/01/09                                        1,025,000
                                                                    -----------
                    Total Corporate Bonds (Cost $173,464,477)       152,222,715
                                                                    -----------

Shares                                  Security                        Value
------                                  --------                        -----
COMMON STOCK: 0.00%
                    Telecommunications - Fixed Line:0.00%
       900     @    Mpower Holding Corp.                            $       180
                                                                    -----------
                    Total Common Stock (Cost $3,897)                        180
                                                                    -----------

Number of
Warrants
---------
WARRANTS: 0.05%
                    Building Materials: 0.03%
     3,100   @ #    Dayton Superior Corp., Exp. 06/15/09                 46,500
                                                                    -----------
                    Transportation: 0.02%
     3,000   @ #    Travelcenters America, Inc., Exp. 11/14/01           30,750
                                                                    -----------
                    Total Warrants (Cost $34,739)                        77,250
                                                                    -----------
                    Total Long-Term Investments
                      (Cost $173,503,113)                           152,300,145
                                                                    -----------

Principal
Amount                                 Security                         Value
------                                 --------                         -----
 SHORT-TERM INVESTMENTS: 6.58%
                    Repurchase Agreement: 6.58%
$11,052,000         State Street Repurchase
                      Agreement dated 09/28/01, 3.150% due 10/01/01,
                      $11,054,901 to be received upon repurchase
                      (Collateralized by $9,785,000 U.S. Treasury
                      Note, 6.625% Market Value $11,273,680, due
                      5/15/07)                                      $11,052,000
                                                                    -----------
                    Total Short-Term Investments
                      (Cost $11,052,000)                             11,052,000
                                                                    -----------
                    Total Investments in Securities
                      (Cost $ 184,555,113)*              97.20%    $163,352,145
                                                        ------     ------------
                    Other Assets and Liabilities-Net      2.80%       4,706,403
                                                        ------     ------------
                    Net Assets                          100.00%    $168,058,548
                                                        ======     ============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
@@   Foreign Issuer
**   Defaulted security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                    Gross Unrealized Appreciation                 $   1,270,155
                    Gross Unrealized Depreciation                   (22,473,123)
                                                                  -------------
                    Net Unrealized Depreciation                   $ (21,202,968)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                              Security                             Value
------                              --------                             -----
CORPORATE BONDS: 82.38%
                    Aerospace/Defense: 0.83%
$3,000,000   XX     Simula, Inc., 8.000%, due 05/01/04              $ 1,957,500
                                                                    -----------
                    Building & Construction: 0.69%
 1,725,000          Lennar Corp., 7.625%, due 03/01/09                1,630,125
                                                                    -----------
                    Building Materials: 2.17%
 1,400,000          Dayton Superior Corp., 13.000%, due 06/15/09      1,393,000
 4,100,000          Nortek, Inc., 8.875%, due 08/01/08                3,690,000
                                                                    -----------
                                                                      5,083,000
                                                                    -----------
                    Chemicals: 2.10%
 3,215,000          Buckeye Technologies, Inc., 8.500%,
                      due 12/15/05                                    3,038,175
 1,150,000          Buckeye Technologies, Inc., 9.250%,
                      due 09/15/08                                    1,109,750
 4,975,000   **     Sterling Chemicals, Inc., 11.750%,
                      due 08/15/06                                      771,125
                                                                    -----------
                                                                      4,919,050
                                                                    -----------
                    Consumer/Commercial Lease Financing: 3.57%
 8,130,000          Neff Corp., 10.250%, due 06/01/08                 4,512,150
 4,000,000          Penhall Intl., Inc., 12.000%, due 08/01/06        3,860,000
                                                                    -----------
                                                                      8,372,150
                                                                    -----------
                    Diversified Capital Goods: 1.30%
 4,500,000          Blount, Inc., 7.000%, due 06/15/05                3,060,000
                                                                    -----------
                    Electric-Generation: 2.41%
 4,400,000          Orion Power Holdings, Inc., 12.000%,
                      due 05/01/10                                    5,654,000
                                                                    -----------
                    Electric-Integrated: 4.39%
 4,800,000          CMS Energy Corp., 9.875%, due 10/15/07            4,968,034
 4,925,000          TNP Enterprises, Inc., 10.250%, due 04/01/10      5,343,625
                                                                    -----------
                                                                     10,311,659
                                                                    -----------
                    Electronics: 3.41%
 4,300,000   @@     Flextronics Intl. Ltd., 9.875%, due 07/01/10      4,257,000
 5,160,000          NMS Communications Corp., 5.000%, due 10/15/05    2,380,050
 7,750,000   **     ZiLog, Inc., 9.500%, due 03/01/05                 1,356,250
                                                                    -----------
                                                                      7,993,300
                                                                    -----------
                    Environmental: 1.31%
$3,000,000   #      Allied Waste North America, 8.875%,
                      due 04/01/08                                  $ 3,075,000
                                                                    -----------
                    Exploration & Production: 2.68%
 8,110,000          Energy Corp. of America, 9.500%, due 05/15/07     6,285,250
                                                                    -----------
                    Food-Wholesale: 0.01%
 4,250,000 XX,**    Richmont Marketing Specialists, Inc., 10.125%,
                      due 12/15/07                                       16,150
                                                                    -----------
                    Forestry/Paper: 1.73%
 8,575,000   @@     Doman Industries Ltd., 8.750%, due 03/15/04       2,701,125
 1,500,000   @@     Paperboard Industries Intl., 8.375%,
                      due 09/15/07                                    1,357,500
                                                                    -----------
                                                                      4,058,625
                                                                    -----------
                    Gaming: 4.46%
 3,000,000          Hollywood Casino Shreveport, 13.000%,
                      due 08/01/06                                    2,580,000
 4,500,000          Park Place Entertainment Corp., 8.875%,
                      due 09/15/08                                    4,286,250
 5,700,000          Trump Atlantic City Associates, 11.250%, due
                      05/01/06                                        3,591,000
                                                                    -----------
                                                                     10,457,250
                                                                    -----------
                    Hotels: 0.85%
 2,000,000          Prime Hospitality Corp., 9.750%, due 04/01/07     1,990,000
                                                                    -----------
                    Machinery: 1.57%
 4,015,000          Terex Corp., 8.750%, due 04/01/08                 3,673,725
                                                                    -----------
                    Media-Broadcast: 0.32%
 1,000,000          Jones Intl. Networks Ltd., 11.750%,
                      due 07/01/05                                      752,500
                                                                    -----------
                    Media-Cable: 11.21%
$1,500,000          Adelphia Communications, 10.250%,
                      due 06/15/11                                  $ 1,312,500
 4,750,000          Charter Communications Holdings, 11.125%,
                      due 01/15/11                                    4,833,125
 7,500,000   **     Classic Cable, Inc., 9.375%, due 08/01/09         3,300,000
10,015,000   **     Classic Cable, Inc., 10.500%, due 03/01/10        4,406,600
 4,000,000          CSC Holdings, Inc., 9.875%, due 05/15/06          4,145,000
 2,800,000          Echostar DBS Corp., 9.250%, due 02/01/06          2,765,000
 5,625,000          Northland Cable Television, Inc., 10.250%,
                      due 11/15/07                                    3,846,094
 5,000,000  +,@@    Telewest Communications PLC, 0/11.375%,
                      due 02/01/10                                    1,700,000
                                                                    -----------
                                                                     26,308,319
                                                                    -----------
                    Media-Diversified: 4.15%
 1,950,000   +      Ascent Entertainment Group, 0/11.875%, due
                      12/15/04                                        1,764,750
 1,500,000  #,@@    CanWest Media, Inc., 10.625%, due 05/15/11        1,485,000
 8,700,000   +      Diva Systems Corp., 0/12.625%, due 03/01/08       1,174,500
10,195,500          Metromedia Intl. Group, Inc., 10.500%, due
                      09/30/07                                        3,619,403
 1,500,000   #      Nextmedia Operating, Inc., 10.750%, due
                      07/01/11                                        1,440,000
 4,750,000   **     Source Media, Inc., 12.000%, due 11/01/04           261,250
                                                                    -----------
                                                                      9,744,903
                                                                    -----------
                    Metals/Mining: 0.17%
 1,456,000   @@     Intl. Utility Structures, Inc., 13.000%, due
                      02/01/08                                          396,760
                                                                    -----------
                    Non-Electric Utilities: 1.95%
 4,670,000          Calpine Corp., 8.625%, due 08/15/10               4,572,789
                                                                    -----------
                    Non-Food & Drug Retail: 0.39%
 1,000,000          Big 5 Corp., 10.875%, due 11/15/07                  925,000
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

Principal
 Amount                Security                                        Value
 ------                --------                                        -----
                       Oil Field Equipment & Service: 6.40%
$2,100,000     @@      Compagnie Generale de Geophysique,
                         10.625%, due 11/15/07                     $  2,089,500
 4,315,000             Gulfmark Offshore, Inc., 8.750%,
                         due 06/01/08                                 3,948,225
 7,300,000     @@      Northern Oil ASA, 10.000%, due 05/15/05        5,037,000
 4,275,000             Parker Drilling Co., 9.750%, due 11/15/06      3,933,000
                                                                   ------------
                                                                     15,007,725
                                                                   ------------
                       Oil Refining & Market: 1.54%
 3,200,000             Premcor Refining Group, Inc., 8.375%,
                         due 11/15/07                                 2,624,000
 1,200,000             Premcor Refining Group, Inc., 8.625%,
                         due 08/15/08                                   987,000
                                                                   ------------
                                                                      3,611,000
                                                                   ------------
                       Packaging: 3.49%
 4,000,000     #       Applied Extrusion Technologies, Inc.,
                         10.750%, due 07/01/11                        4,000,000
 4,290,000             Owens-Illinois, Inc., 7.850%,
                         due 05/15/04                                 3,625,050
 5,000,000     **      Russell-Stanley Holdings, Inc., 10.875%,
                         due 02/15/09                                   575,000
                                                                   ------------
                                                                      8,200,050
                                                                   ------------
                       Printing & Publishing: 2.68%
 3,925,000             Mail-Well, Inc., 8.750%, due 12/15/03          2,884,875
 4,500,000             Primedia, Inc., 7.625%, due 04/01/08           3,397,500
                                                                   ------------
                                                                      6,282,375
                                                                   ------------
                       Railroads: 1.20%
 2,750,000             Kansas City Southern Railway, 9.500%,
                         due 10/01/08                                 2,818,750
                                                                   ------------
                       Steel Producers/Production: 1.30%
   715,000             AK Steel Corp., 9.125%, due 12/15/06             700,700
 1,925,000             AK Steel Corp., 7.875%, due 02/15/09           1,809,500
   550,000             Armco, Inc., 9.000%, due 09/15/07                541,750
                                                                   ------------
                                                                      3,051,950
                                                                   ------------
                       Telecommunications-Fixed Line: 5.39%
$  555,000             Adelphia Business Solutions, Inc.,
                         13.000%, due 04/15/03                     $    246,975
 3,950,000             Adelphia Business Solutions, Inc.,
                         12.000%, due 11/01/07                          967,750
   700,000     @@      Call-Net Enterprises, Inc., 8.000%,
                         due 08/15/08                                   164,500
 7,500,000    +,@@     Call-Net Enterprises, Inc., 0/8.940%,
                         due 08/15/08                                 1,387,500
 6,000,000     @@      Call-Net Enterprises, Inc., 9.375%,
                         due 05/15/09                                 1,470,000
 3,400,000             Concentric Network Corp., 12.750%,
                         due 12/15/07                                   697,000
 1,740,000     @@      Global Crossing Holding Ltd., 9.500%,
                         due 11/15/09                                   739,500
 3,600,000     **      ICG Services, Inc., 10.000%, due 12/15/08        306,000
   900,000             ITC Deltacom, Inc., 8.875%, due 03/01/08         274,500
 1,000,000             ITC Deltacom, Inc., 9.750%, due 11/15/08         305,000
 9,050,000             Madison River Capital LLC, 13.250%,
                         due 03/01/10                                 5,565,750
 9,000,000  **,@@,X    Poland Telecommunications Finance BV,
                       14.000%, due 12/01/07                                 --
 3,800,000    #,**     SA Telecommunications, Inc., 10.000%,
                         due 08/15/06                                        --
 5,000,000    #,**     SA Telecommunications, Inc., 10.000%,
                         due 08/15/06                                        --
 8,500,000    #,**     SA Telecommunications, Inc., 10.000%,
                         due 08/15/06                                        --
17,500,000    +,**     Viatel, Inc., 0/12.500%, due 4/15/08             131,250
 4,100,000     +       XO Communications, Inc., 0/9.450%,
                         due 04/15/08                                   389,500
                                                                   ------------
                                                                     12,645,225
                                                                   ------------
                       Telecommunications-Integrated Service: 0.84%
$3,750,000     **      Exodus Communications, Inc., 11.250%,
                         due 07/01/08                              $    426,563
 7,000,000     **      Exodus Communications, Inc., 11.625%,
                         due 07/15/10                                   805,000
 4,000,000             Globix Corp., 12.500%, due 02/01/10              740,000
                                                                   ------------
                                                                      1,971,563
                                                                   ------------
                       Telecommunications-Wireless: 5.75%
 2,000,000             Alamosa Delaware, Inc., 12.500%,
                         due 02/01/11                                 1,815,000
 3,000,000             American Cellular Corp., 9.500%,
                         due 10/15/09                                 2,805,000
 4,500,000     @@      Rogers Cantel, Inc., 9.375%, due 06/01/08      4,410,000
 8,267,451    X,**     US Interactive, 12.000%, due 04/17/05          2,801,012
 3,000,000     +       US Unwired, Inc., 0/13.375%, due 11/01/09      1,575,000
 6,250,000     **      WinStar Communications, Inc., 12.750%,
                         due 04/15/10                                    78,125
                                                                   ------------
                                                                     13,484,137
                                                                   ------------
                       Theaters & Entertainment: 1.25%
 3,425,000             Hollywood Entertainment Corp., 10.625%,
                         due 08/15/04                                 2,945,500
                                                                   ------------
                       Transportation: 0.87%
 2,000,000             Travelcenters of America, Inc., 12.750%,
                         due 05/01/09                                 2,050,000
                                                                   ------------
                       Total Corporate Bonds
                         (Cost $285,607,263)                        193,305,330
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS
  (CMO's): 0.06%
                       Investments & Financial Services: 0.06%
   500,000    #,X      Westways Funding II Ltd., 20.840%,
                         due 01/29/03                                   150,000
                                                                   ------------
                       Total CMO's (Cost $ 500,000)                     150,000
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

 Shares                Security                                        Value
 ------                --------                                        -----
COMMON STOCK: 0.45%
                       Health Services: 0.21%
   250,000   @,@@,X    Trinity Biotech PLC, ADR                    $    494,928
                                                                   ------------
                       Oil Refining & Market: 0.13%
   866,408    @,XX     Orion Refining Corp.                             303,243
                                                                   ------------
                       Restaurant: 0.00%
     1,219      @      International Fast Food Corp.                        475
                                                                   ------------
                       Telecommunications-Fixed Line: 0.04%
    61,806      @      Adelphia Business Solutions                       65,514
    89,000    @@,X     Completel Europe NV                               38,270
                                                                   ------------
                                                                        103,784
                                                                   ------------
                       Telecommunications-Wireless: 0.06%
   483,445      @      International Wireless Communications
                         Holdings, Inc.                                   4,834
     2,350     @,X     Jordan Telecommunications                        122,200
                                                                   ------------
                                                                        127,034
                                                                   ------------
                       Transportation: 0.01%
     2,000     @@      CHC Helicopter Corp.                              17,200
                                                                   ------------
                       Total Common Stock (Cost $57,021,117)          1,046,664
                                                                   ------------
PREFERRED STOCK: 5.84%
                       Consumer-Products: 0.00%
   100,000    @,XX     Commemorative Brands, Inc.                         1,000
                                                                   ------------
                       Food: 0.00%
   144,883     @,X     International Fast Food Corp.                         --
                                                                   ------------
                       Telecommunications-Fixed Line: 1.13%
   100,480      @      Adelphia Business Solutions, Inc.              1,331,360
    16,000     @@      Global Crossing LTD                              676,000
    27,520      @      XO Communications, Inc.                          337,120
    41,689      @      XO Communications, Inc.                          302,245
                                                                   ------------
                                                                      2,646,725
                                                                   ------------
                       Tobacco: 4.71%
   903,187      @      North Atlantic Trading Co.                    11,064,039
                                                                   ------------
                       Total Preferred Stock (Cost $57,310,907)      13,711,764
                                                                   ------------
WARRANTS: 0.19%
                       Beverage: 0.11%
    14,355    @,XX     Packaged Ice, Inc., Exp. 04/15/04           $    251,213
                                                                   ------------
                       Exploration & Production: 0.00%
 1,500,000    @,@@     Mexico (UTD MEX ST), Exp. 06/30/03                    --
                                                                   ------------
                       Food: 0.05%
     7,350    @,XX     Packaged Ice, Inc.                               128,625
                                                                   ------------
                       Food & Drug Retail: 0.00%
    28,631     @,X     Dairy Mart Convenience Stores,
                       Exp. 12/04/01                                         --
                                                                   ------------
                       Investments & Financial
                       Services: 0.00%
     5,000     @,X     Arcadia Financial Ltd., Exp. 03/15/07                 50
                                                                   ------------
                       Media-Diversified: 0.00%
    26,100      @      Diva Systems Corp., Exp. 03/01/08                    261
                                                                   ------------
                       Metals/Mining: 0.00%
    10,000      @      International Utility Structures, Inc.,
                       Exp. 02/01/03                                         --
                                                                   ------------
                       Non-Food & Drug Retail: 0.00%
       100      @      Electronic Retailing Systems, Exp. 02/01/04            1
                                                                   ------------
                       Steel Producers/Production: 0.00%
    12,500      @      Sheffield Steel Corp., Exp. 11/01/01                  --
                                                                   ------------
                       Support-Services: 0.00%
    92,950    @,XX     Comforce Corp., Exp. 12/01/09                        930
                                                                   ------------
                       Telecommunications-Fixed Line: 0.00%
     6,600    @,@@     ICG Communications, Inc., Exp. 09/15/05               66
     9,000   @,X,**    Poland Telecom Finance BV, Exp. 12/01/07              --
     7,000    @,XX     Poland Telekom, Inc., Exp. 03/31/03                   70
     7,000    @,XX     Poland Telekom, Inc., Exp. 06/01/06                   70
                                                                   ------------
                                                                            206
                                                                   ------------
                       Telecommunications-Integrated Services: 0.00%
     9,300     @,X     UNIFI Communications, Exp. 12/31/03                   --
                                                                   ------------

                       Telecommunications-Wireless: 0.00%
    10,000       @     Cellnet Data Systems, Inc., Exp. 09/15/07            100
     9,500       @     Nextel Intl., Inc., Exp. 04/15/07                  1,282
     3,833       @     US Interactive, Exp. 03/31/05                         --
                                                                   ------------
                                                                          1,382
                                                                   ------------
                       Tobacco: 0.00%
     5,480     @,XX    North Atlantic Trading Co., Exp. 06/15/07             55
                                                                   ------------
                       Transportation: 0.03%
     6,000       @     Travelcenters of America, Inc.,
                         Exp. 11/14/10                                   61,500
                                                                   ------------
                       Total Warrants (Cost $978,825)                   444,223
                                                                   ------------
                       Total Long-Term Investments
                         (Cost $401,418,112)                        208,657,981
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
------                              --------                           -----
SHORT-TERM INVESTMENTS: 8.80%

                       Repurchase Agreement: 8.80%
$ 20,641,000           State Street Repurchase Agreement
                         dated 09/28/01, 3.150% due 10/01/01,
                         $20,646,418 to be received upon
                         repurchase (Collateralized by
                         $21,240,000 U.S. Treasury Bond,
                         0.000% Market Value $21,054,150
                         due 01/10/02)                             $ 20,641,000
                                                                   ------------
                       Total Short-Term Investments
                         (Cost $20,641,000)                          20,641,000
                                                                   ------------
                       Total Investments in Securities
                         (Cost $ 422,059,112)*            97.72%   $229,298,981
                       Other Assets and Liabilities-Net    2.28%      5,354,912
                                                         ------    ------------
                       Net Assets                        100.00%   $234,653,893
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
**   Defaulted Security
X Market value determined by Pilgrim Valuation Committee appointed by the Funds Board of Directors.
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

     Gross Unrealized Appreciation                                $   4,883,138
     Gross Unrealized Depreciation                                 (197,643,269)
                                                                  -------------
     Net Unrealized Depreciation                                  $(192,760,131)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Bond
Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount              Security                                          Value
 ------              --------                                          -----
CORPORATE BONDS: 86.77%
                     Chemicals: 6.70%
$  750,000     #     Equistar Chemicals LP/Equistar
                     Funding Corp., 10.125%, due 09/01/08          $    691,875
 1,000,000     #     IMC Global, Inc., 10.875%, due 06/01/08            980,000
 1,000,000           Lyondell Chemical Co., 9.625%, due 05/01/07        920,000
                                                                   ------------
                                                                      2,591,875
                                                                   ------------
                     Commercial Services: 3.84%
   500,000   @@,#    Quebecor Media, Inc., 11.125%, due 07/15/11        495,000
 1,000,000     #     United Rentals, Inc., 10.750%, due 04/15/08        990,000
                                                                   ------------
                                                                      1,485,000
                                                                   ------------
                     Cosmetics/Personal Care: 2.62%
 1,000,000     #     Armkel LLC, 9.500%, due 08/15/09                 1,012,500
                                                                   ------------
                     Diversified Financial Services: 3.49%
 1,000,000           Alamosa Delaware, Inc., 12.500%,
                       due 02/01/11                                     890,000
   500,000           Nexstar Finance LLC, 12.000%, due 04/01/08         460,000
                                                                   ------------
                                                                      1,350,000
                                                                   ------------
                     Electric: 3.78%
 1,000,000    @@     Calpine Canada Energy Finance, 8.500%,
                       due 05/01/08                                     976,440
   500,000           Calpine Corp., 8.500%, due 02/15/11                484,800
                                                                   ------------
                                                                      1,461,240
                                                                   ------------
                     Entertainment: 2.89%
   700,000           Argosy Gaming Co., 9.000%, due 09/01/11            696,500
   500,000           Pinnacle Entertainment, Inc., 9.250%, due
                       02/15/07                                         420,000
                                                                   ------------
                                                                      1,116,500
                                                                   ------------
                     Environmental Control: 3.76%
 1,500,000           Allied Waste North America,
                     7.875%, due 01/01/09                             1,455,000
                                                                   ------------

                     Food: 5.66%
$  250,000           Domino's, Inc.,10.375%, due 01/15/09          $    255,000
   500,000           Fleming Cos., Inc., 10.125%, due 04/01/08          510,000
 1,000,000           Michael Foods, Inc., 11.750%, due 04/01/11       1,040,000
   400,000           Winn-Dixie Stores, Inc., 8.875%,
                       due 04/01/08                                     382,000
                                                                   ------------
                                                                      2,187,000
                                                                   ------------
                     Forest Products & Paper: 2.11%
 1,000,000    @@     Doman Industries Ltd., 8.750%, due 03/15/04        310,000
   500,000    @@     Tembec Industries, Inc., 8.625%,
                       due 06/30/09                                     505,000
                                                                   ------------
                                                                        815,000
                                                                   ------------
                     Healthcare-Services: 3.35%
 1,000,000           HCA, Inc., 8.750%, due 09/01/10                  1,076,250
   750,000           Rural/Metro Corp., 7.875%, due 03/15/08            217,500
                                                                   ------------
                                                                      1,293,750
                                                                   ------------
                     Holding Companies- sDiversified: 1.30%
   500,000     #     Yell Finance BV, 10.750%, due 08/01/11             502,500
                                                                   ------------
                     Home Builders: 1.20%
   500,000           WCI Communities, Inc., 10.625%, due 02/15/11       465,000
                                                                   ------------
                     Iron/Steel: 3.15%
   195,000           AK Steel Corp., 9.125%, due 12/15/06               190,125
 1,100,000           AK Steel Corp., 7.875%, due 02/15/09             1,028,500
                                                                   ------------
                                                                      1,218,625
                                                                   ------------
                     Lodging: 2.59%
   250,000           Ameristar Casinos, Inc., 10.750%,
                       due 02/15/09                                     253,750
   300,000           Harrah's Operating Co., Inc., 7.875%,
                       due 12/15/05                                     298,500
   500,000           MGM Mirage, 8.375%, due 02/01/11                   450,000
                                                                   ------------
                                                                      1,002,250
                                                                   ------------
                     Media: 21.88%
$1,000,000   @@,#    CanWest Media, Inc., 10.625%, due 05/15/11    $    985,000
 3,000,000           Century Communications, 0.000%, due 03/15/03     2,415,000
   500,000           Charter Communications Holdings LLC, 8.250%,
                       due 04/01/07                                     447,500
 1,000,000           Charter Communications Holdings LLC, 10.750%,
                       due 10/01/09                                     995,000
 1,000,000           Cumulus Media, Inc., 10.375%, due 07/01/08         945,000
   500,000           Echostar DBS Corp., 9.250%, due 02/01/06           491,250
   500,000           Echostar DBS Corp., 9.375%, due 02/01/09           488,750
   250,000           LIN Television Corp., 8.375%, due 03/01/08         222,500
   500,000     #     Mediacom Broadband LLC, 11.000%, due 07/15/13      510,000
   500,000           Mediacom LLC, 8.500%, due 04/15/08                 482,500
   500,000           Sinclair Broadcast Group, Inc., 10.000%, due
                       09/30/05                                         477,500
                                                                   ------------
                                                                      8,460,000
                                                                   ------------
                     Oil & Gas: 5.40%
 1,000,000           Nuevo Energy Co., 9.375%, due 10/01/10             925,000
   700,000           Parker Drilling Co., 9.750%, due 11/15/06          640,500
   500,000           Vintage Petroleum, Inc., 9.750%,
                       due 06/30/09                                     523,750
                                                                   ------------
                                                                      2,089,250
                                                                   ------------
                     Oil & Gas Services: 4.29%
   700,000           Grant Prideco, Inc., 9.625%, due 12/01/07          654,500
 1,000,000     #     Hanover Equipment, 8.500%, due 09/01/08          1,002,500
                                                                   ------------
                                                                      1,657,000
                                                                   ------------
                     Pharmaceuticals: 1.34%
   500,000     #     AmerisourceBergen Corp., 8.125%,
                       due 09/01/08                                     516,250
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Bond
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                             Value
------                              --------                             -----
                     Retail: 2.26%
$500,000       #     K Mart Corp., 9.875%, due 06/15/08            $    454,360
  500,000            Saks, Inc., 7.250%, due 12/01/04                   420,000
                                                                   ------------
                                                                        874,360
                                                                   ------------
                     Telecommunications: 5.16%
  500,000      +     Crown Castle Intl. Corp., 0/10.625%, due
                       11/15/07                                         387,500
  500,000            Crown Castle Intl. Corp., 10.750%,
                       due 08/01/11                                     458,750
  500,000    @@,+    GT Group Telecommunications, Inc., 0/13.250%,
                       due 02/01/10                                     100,000
  375,000            McLeodUSA, Inc., 11.375%, due 01/01/09             108,750
  375,000            McLeodUSA, Inc., 8.125%, due 02/15/09               93,750
  500,000            Spectrasite Holdings, Inc., 12.500%, due
                       11/15/10                                         355,000
  500,000            Triton PCS, Inc., 9.375%, due 02/01/11             488,750
                                                                   ------------
                                                                      1,992,500
                                                                   ------------
                     Total Corporate Bonds (Cost $35,987,794)        33,545,600
                                                                   ------------

Shares
------
PREFERRED STOCK: 5.53%
                      Media: 5.27%
1,993,700      &      CSC Holdings, Inc.                              2,038,557
                                                                   ------------
                      Telecommunications: 0.26%
  500,000      @      Global Crossing Holding LTD                       101,250
      373     &,@     O'Sullivan Industries, Inc.                             4
                                                                   ------------
                                                                        101,254
                                                                   ------------
                      Total Preferred Stock (Cost $2,835,174)         2,139,811
                                                                   ------------

Number of
Warrants                                Security                       Value
--------                                --------                       -----
WARRANTS: 0.02%
                     Telecommunications: 0.02%
       500   @,@@    GT Group Telecom, Inc., Exp. 02/01/10         $      7,750
     1,000     @     O Sullivan Industries, Inc., Exp. 10/15/09              30
                                                                   ------------
                                                                          7,780
                                                                   ------------
                     Total Warrants (Cost $0)                             7,780
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $38,822,968)                            35,693,191
                                                                   ------------

Principal
Amount                                   Security                      Value
------                                   --------                      -----
SHORT-TERM INVESTMENTS: 4.44%
                     Repurchase Agreement: 4.44%
$1,716,000           State Street Repurchase
                       Agreement dated 09/28/01, 3.200% due
                       10/01/01, $1,716,458 to be received upon
                       repurchase (Collateralized by $1,690,000
                       FHLMC, 4.500% Market Value $1,753,902 due
                       06/15/03)                                   $  1,716,000
                                                                   ------------
                     Total Short-Term Investments
                       (Cost $1,716,000)
                     Total Investments in Securities
                       (Cost $40,538,968)*             96.76%      $ 37,409,191
                     Other Assets and
                       Liabilities-Net                  3.24%         1,251,676
                                                      ------       ------------
                     Net Assets                       100.00%      $ 38,660,867
                                                      ======       ============

@    Non-income producing security
@@   Foreign Issuer
&    Payment-in-kind
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                 $    114,184
                     Gross Unrealized Depreciation                   (3,243,961)
                                                                   ------------
                     Net Unrealized Depreciation                   $ (3,129,777)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Money Market
Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                              Security                             Value
------                              --------                             -----
COMMERCIAL PAPER: 86.58%
$3,000,000    AIG Funding, Inc., 3.380%, due 11/02/01               $ 2,990,987
 3,500,000    Alcoa, Inc., 3.100%, due 10/04/01                       3,499,096
 3,500,000    Alfa Corp., 3.050%, due 10/10/01                        3,497,331
 3,550,000    American General Corp., 3.490%, due 10/02/01            3,549,656
 3,500,000    American Honda Finance, 2.600%, due 11/05/01            3,491,153
 3,000,000    Archer Daniels Midland Co., 2.400%, due 10/05/01        2,999,200
 3,000,000    Becton Dickinson & Co., 3.620%, due 10/09/01            2,997,587
 3,500,000    Coca Cola Co., 2.500%, due 12/10/01                     3,482,986
 3,500,000    Dow Chemical Co., 3.100%, due 10/04/01                  3,499,096
 3,000,000    Dupont E I De Nemours & Co., 3.020%, due 10/05/01       2,998,993
 2,300,000    Gannett, Inc., 2.900%, due 10/12/01                     2,297,962
 3,500,000    General Electric Capital Services, Inc., 3.510%,
                due 10/10/01                                          3,496,929
 3,500,000    Goldman Sachs Group, 3.050%, due 10/23/01               3,493,476
 2,800,000    Great West Life & Annuity Insurance, 3.520%,
                due 11/05/01                                          2,790,418
 3,000,000    International Business Machines, 3.410%,
                due 10/12/01                                          2,996,874
$3,500,000    Kraft Foods, Inc., 2.600%, due 10/04/01               $ 3,499,242
   600,000    May Department Stores Co., 3.400%, due 10/11/01           599,433
 3,500,000    McGraw Hill, Inc., 3.000%, due 10/26/01                 3,492,708
 3,500,000    Merck & Co., Inc., 3.100%, due 10/05/01                 3,498,794
 1,900,000    Nike, Inc., 2.950%, due 10/19/01                        1,897,198
 3,300,000    Paccar Financial Corp., 3.520%, due 10/03/01            3,299,355
 3,500,000    Pitney Bowes Credit Corp., 3.100%, due 10/03/01         3,499,397
 3,500,000    Salomon Smith Barney Holdings, Inc., 3.480%,
                due 10/02/01                                          3,499,662
 3,500,000    Schering Corp., 2.400%, due 10/30/01                    3,493,233
$3,500,000    Systems United Corp., 3.050%, due 10/11/01              $3,497,035
 3,300,000    Volkswagon of America, Inc., 3.400%, due 10/01/01       3,300,000
 3,500,000    Wal Mart Stores, Inc., 2.650%, due 10/09/01             3,497,939
 2,300,000    Walgreen Co., 3.480%, due 10/03/01                      2,299,555
 3,500,000    Wisconsin Corp. Central Credit Union, 3.270%,
                due 10/03/01                                          3,499,364
                                                                   ------------
              Total Commercial Paper (Cost $90,954,659)              90,954,659
                                                                   ------------
  U.S. TREASURY OBLIGATIONS: 14.20%
  5,000,000   U.S. Treasury Bill, 2.570%, due 12/20/01                4,974,222
  5,000,000   U.S. Treasury Bill, 3.455%, due 10/25/01                4,991,700
  5,000,000   U.S. Treasury Bill, 2.470%, due 03/21/02                4,944,900
                                                                   ------------
              Total U.S. Treasury Obligations (Cost $14,910,822)     14,910,822
                                                                   ------------
              Total Investments in Securities
                (Cost $105,865,481)                 100.78%       $ 105,865,481
              Other Assets and Liabilities-Net       -0.78%            (816,429)
                                                    ------        -------------
              Net Assets                            100.00%       $ 105,049,052
                                                    ======        =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Money Market
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

                                                  Percentage of
Industry                                            Net Assets
--------                                            ----------
Athletic Footwear                                      1.81%
Auto-Cars/Light Trucks                                 3.14%
Beverages -- Non Alcohol                               3.32%
Chemicals -- Diversified                               6.18%
Computers                                              2.85%
Diversified Financial Services                         3.33%
Finance -- Auto Loans                                  6.46%
Finance -- Investment Banker/Banker                    6.66%
Finance -- Leasing Company                             3.33%
Food -- Flour & Grain                                  2.85%
Food -- Miscellaneous/Diversified                      3.33%
Government                                            14.20%
Insurance                                              2.85%
Life/Health Insurance                                  6.04%
Medical -- Wholesale Drug Distributor                  3.33%
Medical Drugs                                          3.33%
Medical Products                                       2.85%
Metal -- Aluminum                                      3.33%
Multi-Line Insurance                                   3.33%
Multimedia                                             5.51%
Retail -- Discount                                     3.33%
Retail -- Drug Stores                                  2.19%
Retail -- Major Department Store                       0.57%
S&L/Thrifts -- Central US                              3.33%
S&L/Thrifts -- Western US                              3.33%
Other Assets and Liabilities, Net                     -0.78%
                                                     ------
Net Assets                                           100.00%
                                                     ======

                 See Accompanying Notes to Financial Statements

ING Pilgrim
Money Market
Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                              Security                             Value
------                              --------                             -----
ASSET-BACKED COMMERCIAL PAPER: 27.01%
$10,000,000    Ciesco LP, 3.500%, due 10/02/01                     $  9,999,028
  7,000,000    Ciesco LP, 3.500%, due 10/03/01                        6,998,638
  7,000,000    Ciesco LP, 3.410%, due 11/05/01                        6,976,793
  7,000,000    Corporate Asset Funding Corp., 3.470%,
                 due 10/15/01                                         6,990,553
  5,000,000    Corporate Asset Funding Corp., 3.470%,
                 due 10/18/01                                         4,991,783
  7,000,000    Corporate Asset Funding Corp., 3.430%,
                 due 11/20/01                                         6,966,652
  5,000,000    Delaware Funding Corp., 3.520%, due 10/10/01           4,995,600
 10,000,000    Delaware Funding Corp., 2.730%, due 10/22/01           9,984,075
  6,000,000    Delaware Funding Corp., 2.500%, due 11/15/01           5,981,250
  5,000,000    Edison Asset Securitization 3.500%, due 10/04/01       4,998,542
  5,000,000    Edison Asset Securitization 2.520%, due 11/26/01       4,980,400
  7,000,000    Edison Asset Securitization 2.560%, due 11/27/01       6,971,627
 10,000,000    Enterprise Funding Corp., 3.360%, due 12/07/01         9,937,467
  5,000,000    Park Avenue Receivable, 3.520%, due 10/05/01           4,998,044
  6,000,000    Park Avenue Receivable, 2.650%, due 10/26/01           5,988,958
  5,000,000    Park Avenue Receivable, 2.550%, due 10/29/01           4,990,083
  7,000,000    Preferred Receivable Funding, 3.500%, 10/01/01         7,000,000
 10,000,000    Preferred Receivable Funding, 3.480%, 10/02/01         9,999,033
  5,000,000    Preferred Receivable Funding, 3.500%, 10/11/01         4,995,139
  5,000,000    Preferred Receivable Funding, 3.500%, 10/15/01         4,993,194
  6,000,000    Windmill Funding Corp., 2.800%, due 10/16/01           5,993,000
  5,000,000    Windmill Funding Corp., 3.480%, due 10/16/01           4,992,750
$ 7,000,000    Windmill Funding Corp., 3.520%, due 10/19/01         $ 6,987,680
  5,000,000    Windmill Funding Corp., 3.520%, due 11/02/01           4,984,356
                                                                   ------------
               Total Asset-Backed Commercial Paper
                 (Cost $156,694,645)                                156,694,645
                                                                   ------------
COMMERCIAL PAPER: 17.83%
               Bank Holding Companies: 1.20%
  7,000,000    Wells Fargo and Co., 2.650%, due 11/01/01              6,984,026
                                                                   ------------
               Finance-Commercial: 1.20%
  7,000,000    Transamerica Financial Corp., 3.540%, due 10/23/01     6,984,857
                                                                   ------------
               Life/Health Insurance: 1.03%
  6,000,000    American General Corp., 3.540%, due 10/30/01           5,982,890
                                                                   ------------
               Miscellaneous Business Credit Institutions: 0.86%
  5,000,000    Eksportfinans ASA, 3.390%, due 11/19/01                4,976,929
                                                                   ------------
               Multi-line Insurance: 0.86%
  5,000,000    Aegon Funding Corp., 3.520%, due 11/07/01              4,981,911
                                                                   ------------
               Perfumes, Cosmetics, and other
                 Toilet Preparations: 1.19%
  7,000,000    Gillette Co., 3.240%, due 03/04/02                     6,902,980
                                                                   ------------
               Personal Credit Institutions: 5.50%
  6,000,000    American General Finance Corp., 3.530%,
                 due 11/01/01                                         5,981,761
  6,000,000    American General Finance Corp., 2.850%,
                 due 12/14/01                                         5,964,850
 10,000,000    Ford Motor Credit Company, 3.500%, due 10/11/01        9,990,278
 10,000,000    Ford Motor Credit Company, 3.500%, due 11/06/01        9,965,000
                                                                   ------------
                                                                     31,901,889
                                                                   ------------
               Pharmaceutical Preparations: 1.89%
  5,000,000    Bristol Myers Squibb Co., 2.750%, due 10/17/01         4,993,889
  6,000,000    Bristol Myers Squibb Co., 2.650%, due 10/29/01         5,987,633
                                                                   ------------
                                                                     10,981,522
                                                                   ------------
               Savings Institutions, Federally Chartered: 0.86%
$ 5,000,000    General Electric Capital Corp., 3.530%,
                 due 10/31/01                                      $  4,985,292
                                                                   ------------
               Security Brokers, Dealers, and Flotation
                 Companies: 3.24%
 10,000,000    Credit Suisse First Boston, Inc., 2.950%,
                 due 03/18/02                                         9,862,333
  4,000,000    General Electric Capital Corp., 3.600%,
                 due 03/29/02                                         3,928,400
  5,000,000    Goldman Sachs Group, Inc., 3.620%, due 10/10/01        4,995,475
                                                                   ------------
                                                                     18,786,208
                                                                   ------------
               Total Commercial Paper (Cost $103,468,504)           103,468,504
                                                                   ------------
CORPORATE NOTES: 29.51%
               Bank Holding Companies: 10.94%
  9,570,000    Bank of America Corp., 7.350%, due 04/03/02            9,683,706
  4,000,000    Bank of America NA, 3.621%, due 05/20/02               4,003,316
  5,000,000    Chase Manhattan Corp., 3.820%, due 12/10/01            5,003,737
  7,000,000    Chase Manhattan Corp., 3.916%, due 01/03/02            7,003,130
 10,000,000    Chase Manhattan Corp., 3.609%, due 02/22/02           10,005,457
  7,000,000    Fleet Boston Financial Corp., 3.819%, due 05/01/02     7,008,559
  6,000,000    Nationsbank Corp., 3.280%, due 06/25/02                6,010,249
  7,500,000    Wells Fargo and Co., 6.500%, due 09/03/02              7,690,681
  7,000,000    Wells Fargo and Co., 3.720%, due 10/30/02              7,014,210
                                                                   ------------
                                                                     63,423,045
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Pilgrim
Money Market
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

Principal
Amount                             Security                             Value
------                             --------                             -----
               Management Services: 1.72%
$10,000,000    Verizon Global Funding, 3.180%, due 07/15/02        $ 10,000,338
                                                                   ------------
               National Commercial Banks: 5.33%
  5,000,000    Bank One NA Illinois, 6.600%, due 10/24/01             5,000,000
  5,000,000    Bank One NA Illinois, 3.756%, due 02/07/02             5,002,785
  5,000,000    Bank One NA Illinois, 5.150%, due 02/08/02             5,000,000
  7,725,000    CitiCorp, 9.500%, due 02/01/02                         7,839,080
  3,000,000    CitiCorp, 2.683%, due 06/24/02                         3,002,582
  5,000,000    Fleet Boston Financial Corp., 9.000%,
                 due 12/01/01                                         5,043,386
                                                                   ------------
                                                                     30,887,833
                                                                   ------------
               Personal Credit Institutions: 2.07%
  5,000,000    Associates Corp., 3.629%, due 02/22/02                 5,003,496
  7,000,000    Associates Corp., 3.779%, due 05/01/02                 7,007,288
                                                                   ------------
                                                                     12,010,784
                                                                   ------------
               Savings Institutions, Federally Chartered: 0.90%
  5,318,000    Federal National Mortgage Association, 3.200%,
                 due 02/28/02                                         5,247,093
                                                                   ------------
               Security Brokers, Dealers, and Flotation
                 Companies: 3.90%
  5,000,000    Merrill Lynch and Co., 6.690%, due 11/13/01            5,000,000
  5,000,000    Merrill Lynch and Co., 3.750%, due 01/28/02            5,002,362
  5,000,000    Merrill Lynch and Co., 4.300%, due 04/24/02            5,000,000
  2,500,000    Merrill Lynch and Co., 2.834%, due 05/31/02            2,502,900
  5,000,000    Merrill Lynch and Co., 7.250%, due 07/26/02            5,132,659
                                                                   ------------
                                                                     22,637,921
                                                                   ------------
               Telephone Communications: 4.65%
$10,000,000    BellSouth Corp., 4.287%, due 04/26/02               $  9,999,261
  5,000,000    BellSouth Telecommunications, Inc., 3.443%,
                 due 01/04/02                                         5,000,000
  7,000,000    SBC Communications, Inc., 3.131%, due 03/14/02         7,000,000
  5,000,000    SBC Communications, Inc., 4.250%, due 06/01/02         5,000,000
                                                                   ------------
                                                                     26,999,261
                                                                   ------------
               Total Corporate Notes (Cost $171,206,275)            171,206,275
                                                                   ------------
CERTIFICATES OF DEPOSIT: 22.23%
               Foreign Bank and Branches: 17.92%
  4,000,000    Abbey National Treasury Services PLC, 5.210%,
                 due 02/20/02                                         3,999,851
  5,000,000    Abbey National Treasury Services PLC, 4.520%,
                 due 04/17/02                                         4,997,883
  5,000,000    Barclays Bank PLC, 5.320%, due 10/09/01                5,000,080
 10,000,000    Barclays Bank PLC, 5.290%, due 12/10/01               10,001,084
  4,000,000    Barclays Bank PLC, 4.290%, due 04/25/02                3,998,165
 11,000,000    Canadian Imperial Bank NY Yankee, 5.190%,
                 due 02/20/02                                        11,000,000
  6,000,000    Deutsche Bank AG, 3.610%, due 10/12/01                 5,999,980
  7,000,000    Lloyds Bank PLC, 3.555%, due 11/05/01                  7,000,152
  5,000,000    Lloyds Bank PLC, 5.200%, due 01/25/02                  5,001,376
 10,000,000    Rabobank Nederland, 3.600%, due 10/23/01              10,000,058
 10,000,000    Royal Bank Scotland, 3.510%, due 10/05/01             10,000,011
 10,000,000    Toronto Dominion Bank Ltd., 2.690%, due 10/31/01      10,000,166
  5,000,000    Toronto Dominion Bank Ltd., 3.655%, due 10/04/02       5,000,246
  6,000,000    UBS AG Stamford CT Yankee, 6.350%, due 12/07/01        6,000,000
  6,000,000    UBS AG Stamford CT Yankee, 3.638%, due 09/27/02        5,999,706
                                                                   ------------
                                                                    103,998,758
                                                                   ------------
               National Commercial Banks: 2.59%
$ 5,000,000    Bank One NA Illinois, 4.100%, due 05/06/02          $  5,000,000
 10,000,000    State Street Boston Corp., 3.470%, due 11/14/01       10,000,000
                                                                   ------------
                                                                     15,000,000
                                                                   ------------
               Savings Institutions, Federally Chartered: 1.72%
  5,000,000    Household Finance Corp., 3.540%, due 11/05/01          5,000,000
  5,000,000    Household Finance Corp., 3.450%, due 11/21/01          5,000,000
                                                                   ------------
                                                                     10,000,000
                                                                   ------------
               Total Certificates of Deposit (Cost $128,998,758)    128,998,758
                                                                   ------------

REPURCHASE AGREEMENT: 4.07%
23,635,000     State Street Repurchase Agreement dated 09/28/01,
                 3.200% due 10/01/01,  $23,641,303 to be
                 received upon repurchase (Collateralized by
                 $23,495,000 FNMA, 4.450% Market Value
                 $24,112,754, due 06/25/03)                          23,635,000
                                                                   ------------
               Total Investments in Securities
                 (Cost $584,003,182)                 100.65%       $584,003,182
               Other Assets and Liabilities-Net       -0.65%         (3,787,611)
                                                     ------        ------------
               Net Assets                            100.00%       $580,215,571
                                                     ======        ============

                 See Accompanying Notes to Financial Statements

Lexington
Money
Market
Trust Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                             Security                             Value
------                             --------                             -----
              Commercial Paper 95.91%
$2,500,000    AIG Funding, Inc., 3.380%, due 11/02/01              $  2,492,489
 1,600,000    Alcoa, Inc., 3.400%, due 10/26/01                       1,596,222
 2,600,000    Alfa Corp., 2.650% due 10/24/01                         2,595,598
 1,450,000    American General Corp., 3.490%, due 10/02/01            1,449,859
 2,500,000    American Honda Finance, 3.540%, due 10/09/01            2,498,033
 2,000,000    Archer Daniels Midland Co., 2.400%, due 10/05/01        1,999,467
 2,100,000    Cooperative Association Tractor Dealers, 3.410%,
                due 10/01/01                                          2,100,000
   400,000    Countrywide Home Loans, Inc., 3.050%, due 10/03/01        399,932
 2,500,000    Dow Chemical Co., 3.630% due 10/12/01                   2,497,227
 2,500,000    Dupont E I De Nemours @ Co., 3.020%, due 10/05/01       2,499,161
 1,800,000    First Data Corp., 3.500%, due 10/04/01                  1,799,475
 1,000,000    General Electric Capital Corp., 3.640%, due 10/02/01      999,899
 1,500,000    General Electric Capital Services, Inc., 3.510%,
                due 10/10/01                                          1,498,684
$2,500,000    Goldman Sachs Group LP, 3.050%, due 10/23/01          $ 2,495,340
 2,000,000    Great West Life and Annuity Insurance, 3.650%,
                due 10/15/01                                          1,997,161
 2,500,000    International Business Machines Corp., 3.410%,
                due 10/12/01                                          2,497,395
 2,000,000    May Department Stores Co., 3.410%, due 10/11/01         1,998,111
 2,400,000    McGraw Hill, Inc., 3.000%, due 10/26/01                 2,395,000
 2,500,000    Nike, Inc., 2.600%, due 10/09/01                        2,498,556
 2,200,000    Paccar Financial Corp., 2.500%, due 10/05/01            2,199,389
 2,500,000    Salomon Smith Barney Holdings, Inc., 3.480%,
                due 10/02/01                                          2,499,758
 2,500,000    Systems United Corp., 3.050%, due 10/11/01              2,497,882
 2,500,000    Verizon Communications, Inc., 3.000%, due 10/05/01      2,499,167
 2,500,000    Volkswagon Of America, Inc., 3.500%, due 10/09/01       2,498,056
 2,500,000    Walgreen Co., 3.480%, due 10/03/01                      2,499,517
 2,400,000    Wisconsin Corp. Central Credit Union, 3.150%,
                due 10/03/01                                          2,399,580
                                                                   ------------
              Total Commercial Paper (Cost $55,400,958)              55,400,958
                                                                   ------------

U.S. TREASURY OBLIGATIONS: 4.32%
$2,500,000  U.S. Treasury Bill, 2.490%, due 10/25/01               $  2,495,850
                                                                   ------------
            Total U.S. Treasrury Obligations (Cost $2,495,850)        2,495,850
                                                                   ------------
            Total Investments in Securities
              (Cost $57,896,808)                      100.23%      $ 57,896,808
                                                      ------       ------------
            Other Assets and Liabilities-Net           -0.23%          (135,365)
                                                      ------       ------------
            Net Assets                                100.00%      $ 57,761,443
                                                      ======       ============

                 See Accompanying Notes to Financial Statements

Lexington
Money
Market
Trust Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

                                                   Percentage of
Industry                                             Net Assets
--------                                             ----------
Athletic Footwear                                      4.33%
Auto - Cars/ Light Trucks                              4.32%
Chemicals - Diversified                                8.65%
Computer                                               4.32%
Credit Union                                           4.15%
Data Processing/Management                             3.12%
Diversified Financial Services                         8.66%
Finance - Auto Loans                                   8.13%
Finance - Investment Banker/Broker                     8.65%
Finance - Mortgage Banker                              0.69%
Food - Flour and Grain                                 3.46%
Government                                             4.32%
Insurance                                              4.32%
Life/Health Insurance                                  5.97%
Metal - Aluminum                                       2.76%
Multi-line Insurance                                   4.49%
Multimedia                                             4.15%
Retail - Drug Store                                    4.33%
Retail - Major Department Store                        3.46%
S&L/Thrifts - Western U.S.                             4.32%
Special Purpose Entity                                 3.63%
Other Assets and Liabilities, Net                     -0.23%
                                                     ------
                                                     100.00%
                                                     ======

                 See Accompanying Notes to Financial Statements

INVESTMENT MANAGER
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc., Distributor, at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

INCABCSEMIAN093001-112601